                                  SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(A) of the Securities
                              Exchange Act of 1934

Filed by the Registrant [x]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[x] Preliminary Proxy Statement             [ ] Confidential, for Use of the Commission Only
                                                 (as permitted by Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-12


                                 eUniverse, Inc.
                (Name of Registrant as Specified in Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[x] No fee required.
[x] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)      Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
(2)      Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

--------------------------------------------------------------------------------
(4)      Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
(5)      Total fee paid:

--------------------------------------------------------------------------------
[ ] Fee paid previously with preliminary materials:

--------------------------------------------------------------------------------
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)      Amount previously paid:

--------------------------------------------------------------------------------
(2)      Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------
(3)      Filing Party:

--------------------------------------------------------------------------------
(4)      Date Filed:

--------------------------------------------------------------------------------
                                 eUNIVERSE, INC.
                          6060 Center Drive, Suite 300
                          Los Angeles, California 90045
                           ---------------------------

                  NOTICE OF 2002 ANNUAL MEETING OF STOCKHOLDERS

                           ---------------------------

                           Wednesday, October 23, 2002
                                  At 10:00 a.m.

To the Stockholders:

         NOTICE IS HEREBY GIVEN that the 2002 Annual Meeting of Stockholders (the "Annual Meeting") of eUNIVERSE, INC., a Nevada corporation (the "Company"), will be held on October 23, 2002, at 10:00 a.m. PST, at the Company's headquarters located at 6060 Center Drive, Suite 300, Los Angeles, California 90045, for the following purposes:

         1.       To elect four directors to serve for a term of one year.

         2. To approve the Agreement and Plan of Merger (the "Merger Agreement"), effectively changing the Company's state of incorporation from Nevada to Delaware.

         3. To consider and act upon a proposal to approve the adoption of the eUniverse 2002 Employee Stock Purchase Plan
                  ("Plan").

         4. To ratify the appointment of Merdinger, Fruchter, Corso & Rosen, P.C., as independent auditors for the Company for the fiscal year 2002.

         5. To consider and act upon such other matters as may properly come before the Annual Meeting or any continuation or adjournment thereof.

         These items are more fully described in the Proxy Statement accompanying this Notice.

         At the Annual Meeting you will be asked to consider and vote to approve the Merger Agreement as adopted by the Board of Directors of the Company (the "Board") on August 9, 2002, as well as the other agenda items listed above. Approval of each of the agenda items requires the affirmative vote of a majority of the shares of the Company's capital stock, including the Company's common stock and preferred stock on an as-converted basis voting as a single class, as of the record date for the Annual Meeting. If the Merger Agreement is approved (and not later terminated as described in the attached Proxy Statement), shares of the Company's common stock and preferred stock will automatically, without further action by the stockholders, become exchangeable for newly-issued shares of eUniverse, Inc., a Delaware corporation, with provisions and terms substantially similar to the respective common or preferred stock of the Company, as the case may be.

         Section 92A.190 of the Nevada Revised Statutes ("NRS") applies to the Merger Agreement. NRS 92A.190 allows stockholders who object to the Merger Agreement to have their shares of the Company's capital stock appraised, and to choose to be paid in cash the appraised value of their shares of the Company's capital stock (the "Appraisal Rights"). As required by Nevada law, attached to this Notice is a copy of Sections 92A.300 through 92A.500 of the NRS, dealing with Appraisal Rights.

         Only stockholders of record at the close of business on September 12, 2002, the record date fixed by the Board, are entitled to receive notice of, attend and vote at the Annual Meeting. No business other than the proposals described in this Notice is expected to be considered at the Annual Meeting or any adjournment. Stockholders are urged to exercise their right to vote and are reminded that shares cannot be voted unless the signed proxy card is returned or other arrangements are made to have the shares represented at the Annual Meeting.

         Your prompt response will be appreciated.

                         By Order of the Board,



                         /s/ Christopher S. Lipp
                         -----------------------------------------------------
                         Christopher S. Lipp
                         Secretary, Sr. Vice President & General Counsel

Los Angeles, California
October __, 2002
                                 eUNIVERSE, INC.

                           ---------------------------

                                 PROXY STATEMENT
                                       FOR
                       2002 ANNUAL MEETING OF STOCKHOLDERS

                           ---------------------------

         This proxy statement is furnished to stockholders of eUniverse, Inc., a Nevada corporation (the "Company" or "eUniverse"), in connection with the solicitation of proxies by the Board of Directors of the Company (the "Board") to be voted at the 2002 Annual Meeting of Stockholders (the "Annual Meeting") and at any adjournment thereof. The Annual Meeting is being held for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. This proxy statement and the accompanying proxy card and Notice of Annual Meeting are being provided to stockholders beginning on or about October 11, 2002.

         The Company is headquartered at 6060 Center Drive, Suite 300, Los Angeles, California 90045.

Solicitation of Proxies

         The enclosed proxy is solicited on behalf of the Board. The costs of this solicitation will be borne by the Company. Proxy solicitations will be made by mail and also may be made by personal interview, telephone and telefax by Company personnel. Brokerage houses and nominees will be requested to forward the proxy soliciting material to beneficial owners and to obtain authorization for the execution of proxies.

         The Company will, upon request, reimburse such brokerage houses and nominees for their reasonable expenses in forwarding proxy materials to beneficial owners. The Company has retained Corporate Stock Transfer, Inc. to assist in the solicitation of proxies for a fee of approximately $600 plus reimbursement of out-of-pocket expenses.

                                VOTING SECURITIES

Description of Capital Stock

         We have authorized capital stock consisting of 250,000,000 shares of common stock, $0.001 par value, and 40,000,000 shares of preferred stock, $0.10 par value, of which 10,000,000 shares are designated as Series A 6% Convertible Preferred Stock, $.10 par value (the "Series A Preferred Stock"), and 4,098,335 shares are designated as Series B Convertible Preferred Stock, $.10 par value (the "Series B Preferred Stock"). As of September 12, 2002, the record date for determining shareholders entitled to vote at the Annual Meeting, our issued and outstanding capital stock consisted of 24,600,496 shares of common stock, 411,500 shares of Series A Preferred Stock and 1,923,077 shares of Series B Preferred Stock. The following is a summary description of eUniverse's capital stock. For a complete description of our capital stock, you should read our Articles of Incorporation and Amended and Restated Bylaws included as exhibits to our Form 10 filed with the Securities and Exchange Commission ("SEC") on June 14, 1999, Second Amended and Restated Certificate of Designation of Series A Preferred Stock included as an exhibit to our Form 10-K filed with the SEC on July 1, 2002, Series B Certificate of Designation included as an exhibit to our Form 8-K filed with the SEC on November 7, 2001, and Warrants and Registration Rights Agreements included as exhibits to our Form 10 filed with the SEC on

June 14, 1999, Form 10-K filed with the SEC on July 16, 2001, Form 8-K filed with the SEC on November 7, 2001, and Form 10-Q's filed with the SEC on November 14, 2001 and February 14, 2002.

Common Stock

         Holders of common stock are entitled to one vote per share on all matters to be voted upon by the common stockholders.

Preferred Stock

         Holders of preferred stock are entitled to vote, on an as-converted basis, on all matters to be voted upon by the common stockholders. The current conversion rate for the Series A Preferred Stock is at a one-for-one basis plus 6% accretion from April 14, 1999, and the current conversion rate for the Series B Preferred Stock is at a one-for-one basis. Accordingly, each holder of Series A Preferred Stock as of September 12, 2002 will be entitled to 1.205 votes per share of Series A Preferred Stock held and each holder of Series B Preferred Stock as of September 12, 2002 will be entitled to one vote per share of Series B Preferred Stock held. In the aggregate, holders of Series A Preferred Stock will be entitled to cast 495,858 votes at the Annual Meeting, holders of Series B Preferred Stock will be entitled to cast 1,923,077 votes at the Annual Meeting, and all holders of common and preferred shares will be entitled to cast 27,019,431 votes at the Annual Meeting.


                          ITEM 1. ELECTION OF DIRECTORS

Nominees for Election of Directors

         The Board proposes the election of Brad D. Greenspan, Brett C. Brewer, Daniel L. Mosher and Jeffrey Lapin as directors of the Company, each for a term of office that runs until the 2003 Annual Meeting of Stockholders and until his successor has been elected and has qualified. Each of the nominees has served continuously on the Board since the date indicated in the table below. The Board knows of no reason why any nominee may be unable to serve as a director. If any nominee is unable to serve, the shares represented by all valid proxies may be voted for the election of such other person as the Board may recommend.

         Pursuant to the Certificate of Designation of Series B Preferred Stock, 550 Digital Media Ventures Inc. ("550 DMV"), the sole holder of the Series B Preferred Stock, has the exclusive right, voting separately as a single class, to elect one director in the event the Board of Directors consists of one to five members. 550 DMV has exercised this right by electing Thomas Gewecke as a director of the Company, effective as of the date of the Annual Meeting.

         Directors of the Company are elected by a plurality of the votes cast at the Annual Meeting. Plurality means that the nominees who receive the largest number of votes cast "FOR" are elected as directors up to the maximum number of directors to be chosen by each class of stockholders at the meeting, even though not receiving a majority of the votes cast. Votes withheld and broker non-votes will be counted in determining the presence of a quorum but will not be counted in determining the outcome of the election.

         The names and ages of the nominees and the director elected by 550 DMV (Thomas Gewecke), their principal occupations or employment during the past five years and other data regarding them, based on information received from the respective nominees and Mr. Gewecke, are set forth below:

             Name                  Age                     Principal Occupation                          Director Since
-----------------------------    --------       ------------------------------------------           --------------------
Brad D. Greenspan.........          29            Chairman of the Board and Chief                      April 14, 1999
                                                    Executive Officer, eUniverse, Inc.

Brett C. Brewer...........          30            President, eUniverse, Inc.                           August 29, 2000

Daniel L. Mosher..........          29            Director, Corporate Development,                     December 7, 1999
                                                    Verisign, Inc.

Jeffrey Lapin.............          44            Vice Chairman and Chief Executive                    June 20, 2002
                                                    Officer, THQ, Inc.

Thomas Gewecke............          33            Executive Vice President, 550 Digital                October 18, 2001
(elected by 550 Digital                             Media Ventures Inc.
Media Ventures Inc.)


         Brad D. Greenspan, Chairman of the Board of Directors since April 14, 1999 and Chief Executive Officer since August 29, 2000. In 1997, he founded Palisades Capital, Inc., a private Beverly Hills merchant bank, and served as its President until March 1999. Mr. Greenspan received a B.A. degree in political science/business from the University of California at Los Angeles in 1996.

         Brett C. Brewer, President and Director since August 29, 2000. Mr. Brewer joined eUniverse in April 1999 and, in December 1999, was named Vice President of its eCommerce Division and elected President of CD Universe, Inc., a subsidiary of eUniverse. Prior to joining eUniverse, he helped run the Southern California Retail Sales Division of CB Richard Ellis between October 1996 and December 1998. Mr. Brewer received a B.A. degree in business/economics from the University of California at Los Angeles in 1996.

         Daniel L. Mosher, Director since December 7, 1999. Mr. Mosher has been employed as Director of Corporate Development of Verisign, Inc. since May 2001. Prior to that, he was employed by Webvan Group, Inc. from May 1999 to May 2001, most recently as Director, Business Development. From January 1998 to May 1999, Mr. Mosher served in the Mergers and Acquisitions Department of Morgan Stanley Dean Witter Technology Group, an investment banking firm. From February 1996 to January 1998, he held several positions in the Corporate Finance Group of Arthur Andersen, focused on technology private placements. Mr. Mosher holds a B.S. in Business Administration from the University of California at Berkeley.

         Jeffrey Lapin, Director since June 20, 2002. Mr. Lapin is Vice Chairman and Chief Operating Officer of THQ, Inc., a global developer and publisher of interactive entertainment software for the major hardware platforms in the home video market. He has been an employee of THQ since 1998. From July 1996 through October 1998, Mr. Lapin was the President of House of Blues, Inc. Hospitality and Executive Vice President of House of Blues, Inc. Entertainment. From January 1995 to June 1996, he was the President and Chief Operating Officer of Starwood Hotels and Resorts (formerly known as Hotel Investors Trust), and from May 1991 to January 1995, Mr. Lapin was the President and Chief Executive

Officer of Starwood Hotels & Resorts. Mr. Lapin was Vice President of Starwood Hotels and Resorts from January 1988 to May 1991 and the Secretary of Starwood Hotels & Resorts from September 1986 to May 1991. Mr. Lapin served as a Trustee of Starwood Hotels & Resorts from September 1992 to June 1996. Prior to his employment by Starwood, Mr. Lapin was an attorney at Mitchell, Silberberg & Knupp in Los Angeles.

         Thomas Gewecke, Director since October 18, 2001. Mr. Gewecke has been employed as Executive Vice President of 550 Digital Media Ventures Inc., a subsidiary of Sony Broadband Entertainment Inc. which manages a portfolio of digital media and technology investments, since July 2000. He has also served as Senior Vice President, New Technology and Business Development for Sony Music Entertainment Inc., where he is responsible for helping develop new digital products and strategy, since November 1999. Prior to joining Sony, Mr. Gewecke held various positions at PC World Communications, a subsidiary of International Data Group, from 1991 to 1999. Mr. Gewecke co-founded PC World Online in 1992, and served as Publisher of the PC World Online Services Group, a network of leading high technology web and email products, from 1995 to 1999. Mr. Gewecke co-created a new media course for the UC Berkeley Graduate School of Journalism Master's Degree Program in 1995, and taught in the program through 1998. Mr. Gewecke received a B.A. degree in Social Studies from Harvard in 1991.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING "FOR" THE ELECTION OF MESSRS. GREENSPAN, BREWER, MOSHER AND LAPIN. UNLESS OTHERWISE DIRECTED BY A STOCKHOLDER, PROXIES WILL BE VOTED "FOR" THE ELECTION OF SUCH NOMINEES.


                       INFORMATION RELATING TO DIRECTORS,
                         NOMINEES AND EXECUTIVE OFFICERS

Board of Directors Meetings and Board Committees

         The Board held five meetings in fiscal year 2002, and there was 100% attendance at each Board meeting. All members of the Board during the last full fiscal year attended 100% of the aggregate of: (1) the total number of meetings of the board of directors (held during the period for which he has been a director); and (2) the total number of meetings held by all committees of the board on which he served (during the periods that he served). The standing committees of the Board in fiscal year 2002 were the Audit, Compensation and Executive Committees, which held meetings in fiscal year 2002 as described in the chart below. The Board does not have a standing nominating committee. Each standing committee in fiscal year 2002 is described as follows:

    Name of Committee                                                                          Number of Meetings
       and Members                       Functions of the Committees                           in Fiscal Year 2002
 --------------------------         ------------------------------------                     -----------------------
Audit
Daniel L. Mosher(1)            Oversees eUniverse's financial reporting process                         2
Thomas Gewecke(2)              and internal controls. The Audit Committee
Jeffrey Lapin(3)               consists solely of independent directors. The
                               functions of the Audit Committee were performed
                               by the Board of Directors as a whole during
                               fiscal 2001. See the Audit Committee's Charter
                               attached as Appendix A to the Company's Proxy
                               Statement filed with the SEC on November 1, 2000
                               for a detailed description of the Audit
                               Committee's authority and responsibilities.

Compensation
Brad D. Greenspan*(4)          Administers eUniverse's 1999 Stock Awards Plan and                       1
Daniel L. Mosher(1)            reviews and recommends to the Board of Directors
Brett C. Brewer(5)             the compensation and benefits of eUniverse's
Thomas Gewecke(2)              officers and other senior executives. (See below
                               for the committee's report on fiscal year 2002
                               compensation of executive officers.)

Executive
Brad D. Greenspan*(4)          Exercises certain powers of the Board of Directors                       0
Brett C. Brewer(5)             during the time periods between Board meetings.(6)

----------------

* Chairman

(1) Elected to the Audit Committee on December 7, 1999 and the Compensation Committee on April 17, 2000.

(2) Elected to the Audit and Compensation Committees on October 23, 2001.

(3) Elected to the Audit Committee on June 20, 2002.

(4) Elected to the Compensation Committee on June 15, 1999 and the Executive Committee on December 7, 1999.

(5) Elected to the Compensation and Executive Committees on August 29, 2000.

(6) The Executive Committee was dissolved by the Board of Directors on August 9, 2002. The Executive Committee's powers were subject to certain limitations not imposed on the Board of Directors.

Audit Committee Report

         During the first part of fiscal year 2002, the functions of the Audit Committee were performed by the Board of Directors as a whole. The Company reestablished a formal audit committee in October 2001.

         The Audit Committee has reviewed and discussed the audited financial statements with management.

         The Audit Committee has discussed with the independent auditors the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU Section 380), as may be modified or supplemented.

         The Audit Committee has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees) and has discussed with the independent accountant the independent accountant's independence.

         Based on the review and discussions referred to above, the Audit Committee has recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for fiscal year 2002 for filing with the Securities and Exchange Commission.

         Daniel L. Mosher
         Thomas Gewecke
         Jeffrey Lapin

         The information set forth above under the caption "Audit Committee Report" shall not be deemed to be "soliciting material," or to be "filed" with the Commission or subject to Regulation 14A or 14C, other than as provided in
Item 306 of Regulation S-K, or to the liabilities of Section 18 of the Exchange Act.

         Daniel L. Mosher, Thomas Gewecke and Jeffrey Lapin are independent (as independence is defined in or Rule 4200 (a)(15) of the National Association of Securities Dealers' ("NASD")) listing standards, as applicable.

Compensation Committee Interlocks and Insider Participation

         Prior to establishing the Compensation Committee, the Board of Directors as a whole performed the functions delegated to the Compensation Committee. No member of the Board of Directors or the Compensation Committee serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of eUniverse's Board of Directors or Compensation Committee. During eUniverse's fiscal year ended March 31, 2002, the members of the Compensation Committee were Brad D. Greenspan, Brett C. Brewer and Daniel L. Mosher, and Thomas Gewecke was elected to the Compensation Committee on October 23, 2001.

Director Compensation

         Directors of eUniverse who are also employees or officers of eUniverse do not receive any compensation specifically related to their activities as directors, other than reimbursement for expenses incurred in connection with their attendance at Board of Directors meetings. On April 17, 2000, Daniel L. Mosher, for his first year of service as a non-employee director, received options for 63,750 shares of the

Company's common stock, at market price per share at the date of grant, which vested on December 8, 2000, one year after the date that he became a director, and expire ten years after the date that he became a director. On January 22, 2001, for his second year of service as a non-employee director, Mr. Mosher received options for 25,000 shares of the Company's common stock, at market price per share at the date of grant, which vested one year after the date of grant and expire ten years after the date of grant. On January 22, 2001, Ryan A. Brant, for his first year of service as a non-employee director, received options for 73,750 shares of the Company's common stock, at market price per share at the date of grant, which vested one year from the date of grant and expire ten years after the date of grant. These options were cancelled upon Mr. Brant's voluntary resignation from the Board. On December 3, 2001, Thomas Gewecke, for his first year of service as a non-employee director, received options for 25,000 shares of the Company's common stock, at market price per share at the date of grant, which vest on the date of the Company's 2002 Annual Meeting and expire ten years after the date of grant. For each board meeting they attend, non-employee directors are reimbursed for their expenses incurred in connection with their attendance at the meeting.

Compliance with Section 16(a) of the Exchange Act

         Section 16(a) of the Exchange Act (Section 16(a)) requires eUniverse's executive officers, directors, and persons who own more than ten percent of a registered class of eUniverse's equity securities (10% Stockholders) to file reports of ownership on a Form 3 and changes in ownership on a Form 4 or a Form 5 with the SEC.

         Based solely on its review of the copies of such forms received by eUniverse, or written representations from certain reporting persons, eUniverse believes that during fiscal year 2002 its executive officers, directors and 10% Stockholders complied with all applicable Section 16(a) filing requirements, except that the Form 3's required to be filed by Thomas Gewecke, Christopher S. Lipp, Michael Carrigan and Adam Goldenberg (each of whom was either an officer for Section 16(a) reporting purposes or a director of eUniverse during fiscal year 2002) and the Form 5's required to be filed by Brad D. Greenspan, Thomas Gewecke and Shawn Goldschein (each of whom was either an officer for Section 16(a) reporting purposes or a director of eUniverse during fiscal year 2002) were filed late.

Security Ownership of Certain Beneficial Owners and Management

         The following table sets forth certain information as of September 12, 2002, with respect to the beneficial ownership of the Company's voting securities by the following individuals or groups: (a) each person who is known by eUniverse to own beneficially more than 5% of the Company's common stock, including our preferred stock on an as-converted basis, (b) each Director of eUniverse, (c) each Named Executive Officer (as defined below under the caption Compensation of Executive Officers) of eUniverse, and (d) all executive officers and Directors of eUniverse as a group.

                                                      Shares             Percentage
                                                   Beneficially         Beneficially
Name of Beneficial Owner                             Owned(1)             Owned(2)
--------------------------------                     --------             --------
Brad D. Greenspan                                  8,174,334(3)            28.2%
Brett C. Brewer                                      938,500(4)             3.2%
Christopher S. Lipp                                  176,000(5)              *
Joseph L. Varraveto                                  220,500(6)              *
Adam Goldenberg                                      543,057(7)             1.9%
Thomas Gewecke                                        25,000(8)              *
Daniel L. Mosher                                      17,083(9)              *
Jeffrey Lapin                                           --                   *
550 Digital Media Ventures, Inc.                   5,289,231(10)           18.3%
Directors and Executive Officers as a Group      110,094,474               34.9%

* less than one percent.

(1) Unless otherwise noted, all of the shares shown are held by individuals or entities possessing sole voting and investment power with respect to the shares. Shares not outstanding but deemed beneficially owned by virtue of the right of a person to acquire them within 60 days, whether by the exercise of options or warrants or the conversion of shares of preferred stock into shares of common stock, are deemed outstanding in determining the number of shares beneficially owned by the person or group. We are treating our Series A and Series B Preferred Stock and common stock as one class of voting securities because the holders of our Series A and Series B Preferred Stock have the right to vote their shares with the common stock on an as-converted basis.

(2) The Percentage Beneficially Owned is calculated by dividing the Number of Shares Beneficially Owned by the total outstanding shares of common stock and preferred stock on an as-converted basis including shares beneficially owned by the person with respect to whom the percentage is calculated.

(3) Includes 333,374 shares represented by options exercisable within 60 days. Mr. Greenspan's business address is eUniverse, Inc., 6060 Center Drive, Suite 300, Los Angeles, California 90045.

(4) Includes 737,500 shares represented by options exercisable within 60 days.

(5) Includes 175,000 shares represented by options exercisable within 60 days.

(6) Includes 200,000 shares represented by options exercisable within 60 days.

(7) Includes 454,166 shares represented by options exercisable within 60 days.

(8) Includes 25,000 shares represented by options exercisable within 60 days. Excludes attribution of beneficial ownership of shares owned by 550 Digital Media Ventures Inc. to Thomas Gewecke, who serves as a Director pursuant to 550 Digital Media Venture Inc.'s right of appointment, but who disclaims such beneficial ownership.

(9) Includes 14,583 shares represented by options exercisable within 60 days.

(10) Includes 1,923,077 shares of Series B Preferred Stock on an as-converted basis. The address of 550 Digital Media Ventures Inc. is 550 Madison Avenue, New York, New York 10022.

         With respect to securities authorized for issuance under equity compensation plans, an aggregate of 9,000,000 shares of common stock have been reserved for issuance under the Company's 1999 Stock Award Plan.

                                                                                                      Number of securities
                                                                                                    remaining available for
                                                  Number of securities       Weighted-average        future issuance under
                                                    to be issued upon        exercise price of      equity compensation
                                                        exercise of             outstanding             plans (excluding
                                                   outstanding options,      options, warrants      securities reflected in
Plan Category                                      warrants and rights           and rights               column (a))
-------------                                     ---------------------   -----------------------   --------------------------
                                                           (a)
Equity compensation plan approved
  by security holders
     Options ...................................        8,706,681                  $3.16                    293,137

Equity compensation plans not approved
  by security holders ..........................                0                     NA                          0
                                                        ---------                  -----                  ---------


         Total .................................        8,706,681                  $3.16                    293,137
                                                        =========                  =====                  =========



                       COMPENSATION OF EXECUTIVE OFFICERS

         The compensation paid or awarded to the Company's Chief Executive Officer and other executive officers during fiscal year 2002 is set forth and discussed below.

             COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

General

         Decisions as to certain compensation of eUniverse's executive officers are made by the Compensation Committee of eUniverse's Board of Directors.

Compensation Policies

         eUniverse's philosophy is to tightly link executive compensation to corporate performance and returns to stockholders. A significant portion of executive compensation is dependent upon the Company's success in meeting one or more specified goals and to the potential appreciation of the eUniverse common stock. Thus, a significant portion of an executive's compensation is at risk. The goals of the compensation program are to attract and retain exceptional executive talent, to motivate these executives to achieve the Company's business goals, to link executive and stockholders interests through equity-based plans, and to recognize individual contributions as well as overall business results.

         Each year the Compensation Committee conducts a review of the Company's executive compensation program. This review often includes data supplied by independent third party compensation consultants and is used to realign the Company's compensation programs to other comparable rapidly growing companies in the technology space. The key elements of eUniverse's executive compensation are generally base salary, bonus, stock options and benefits. The Compensation Committee's policies with respect to each of the elements are discussed below. While the elements of compensation are considered separately, the Compensation Committee also takes into account the complete compensation package provided by eUniverse to the individual executive.

         Base Salary. Base salaries for executive officers are determined by evaluating the responsibilities of the position and the experience of the individual, and by reference to the competitive marketplace for pertinent executive talent, including a comparison to base salaries for comparable positions at companies of similar size, complexity and within the same sector. Base salary adjustments are determined annually by evaluating the financial performance and, where appropriate, certain non-financial performance measures, of eUniverse, and the performance of each executive officer.

         Bonus. eUniverse's executive officers are generally eligible for annual and other cash bonuses. Individual and corporate performance objectives, both quarterly and annually, are established at the beginning of each fiscal year by the Compensation Committee. For fiscal 2002, the targets were based upon achieving certain profitability and operating free cash flow levels. A target amount payable was also established for each executive officer eligible for a particular bonus. The Compensation Committee also considers individual non-financial performance measures in determining bonuses. For fiscal 2003, the bonus structure was modified to enable an executive officer to achieve a higher bonus than the targeted amount should the performance goals be exceed by a certain percentage.

         Stock Awards Plan. The purpose of the eUniverse Stock Awards Plan is to provide an additional incentive to company employees to work to maximize stockholder value. To this end, the Compensation Committee grants to key executives stock options under the Company's 1999 Stock Awards Plan (the 1999
Plan) which generally vest (i.e., become exercisable) over a three-year period following the date of grant as follows: 33 1/3% on the first anniversary; and 1/12 each quarter thereafter. Options under the 1999 Plan are granted at the current market price, have a term of ten years from the date of grant, and subject to the above vesting restrictions, may be exercised at any time during such term. The 1999 Plan, which is administered by the Compensation Committee, was approved by the stockholders at the 2001 Annual Meeting. See table entitled Option Grants in Last Fiscal Year on page 13 summarizing options granted to each Named Executive Officer and vesting terms for each grant.

         Benefits. The benefits available to executive officers are the same as those afforded to all full-time employees, including medical, dental, death, disability coverage and a 401(k) plan.

Chief Executive Officer Compensation

         The Compensation Committee determined the components of Mr. Greenspan's fiscal year 2002 compensation as follows:

         Base Salary. Mr. Greenspan's base salary of $170,000 was increased to $185,000 on September 29, 2001 to reflect changes in market conditions and complexities in the business and for performance for the previous twelve month period. Additionally, Mr. Greenspan was awarded a bonus of $95,000 for achieving certain operating objectives, primarily relating to revenue growth and profitability.

         Stock Awards Plan. Mr. Greenspan was awarded no additional stock options during fiscal 2002.

         Benefits. Mr. Greenspan was provided benefits under eUniverse's medical, dental, and disability plans consistent with those provided to other full-time employees.

         As a member of the Compensation Committee, Mr. Greenspan participates in reviewing his annual salary and setting his bonus, subject to the review and approval of the Board of Directors.

Other Executive Officers

         The compensation plans of most of eUniverse's other executive officers, including the persons listed in the Summary Compensation Table below, provide for a base salary, bonus, option grants under eUniverse's 1999 Stock Awards Plan, and access to eUniverse's standard employee benefit plans.

Submitted by the Compensation Committee of eUniverse's Board of Directors:

         Brad D. Greenspan
         Daniel L. Mosher
         Brett C. Brewer
         Thomas Gewecke

Employment Agreements

         The Company currently has no employment agreements with any of its officers or directors.

Executive Compensation

         The table below summarizes the compensation paid or awarded during the last three fiscal years to our Chief Executive Officer and our four other most highly compensated Executive Officers for services rendered to eUniverse in all capacities. These executives are referred to as the Named Executive Officers elsewhere in this Proxy Statement.

                           SUMMARY COMPENSATION TABLE

                                                                                      LONG TERM COMPENSATION
                                                                         -------------------------------------------------
                                        ANNUAL COMPENSATION                       AWARDS                   PAYOUTS
                             -----------------------------------------   ------------------------   ----------------------
                                                          OTHER ANNUAL   RESTRICTED    SECURITIES    LTIP      ALL OTHER
                             FISCAL   SALARY     BONUS    COMPENSATION   STOCK AWARD   UNDERLYING   PAYOUTS   COMPENSATION
NAME AND PRINCIPAL POSITION   YEAR      ($)       ($)         ($)            ($)       OPTIONS #      ($)         ($)
---------------------------   ----      ---       ---         ---            ---       ---------      ---         ---
Brad D. Greenspan ........    2002    178,125    95,000      --             --            --          --         --
 Chairman of the Board and    2001     99,800     --         50,000(1)      --          800,000       --         --
 Chief Executive Officer      2000      --        --         50,000(1)      --          340,000       --         --
Brett C. Brewer ..........    2002    131,667    99,375      --             --          500,000       --         --
 President and Director       2001    104,979     --         --             --          750,000       --         --
                              2000     75,000     --         --             --           75,000       --         --
Joseph L. Varraveto ......    2002    160,000    60,000      --             --           50,000       --         --
 Executive Vice President     2001     37,657     --         --             --          350,000       --         --
 and Chief Financial
 Officer(2)
Adam Goldenberg ..........    2002    124,000   108,980      --             --          675,000       --         --
 Chief Operating Officer(3)   2001     96,000     --         --             --          175,000       --         --
                              2000     80,000     --         --             --           85,000       --         --
Chris Lipp ...............    2002    134,875    37,500      --             --          150,000       --         --
 Senior Vice President and    2001     91,146     --         --             --          150,000       --         --
 General Counsel and          2000     16,346     --         --             --          100,000       --         --
 Secretary(4)

---------

(1) Represents consulting fees paid to Mr. Greenspan prior to his appointment as Chief Executive Officer of eUniverse on August 29, 2000.

(2) Mr. Varraveto was appointed as Executive Vice President and Chief Financial Officer of eUniverse on January 2, 2001.

(3) Mr. Goldenberg joined the Company in April 1999 as Vice President, Strategic Planning and was promoted to Chief Operating Officer in October 2001.

(4) Mr. Lipp joined the Company in January 2000 as Vice President, Legal and Business Affairs; was appointed Secretary on March 30, 2001; was promoted to General Counsel on May 1, 2001 and promoted to Senior Vice President General Counsel on October 26, 2001.

         As of the date of this Proxy Statement, our current executive officers are:

                                                                                                    Executive
         Name                           Age                    Position                           Officer Since
         ----                           ---                    --------                           -------------

Brad D. Greenspan(1)....................29       Chairman of the Board of Directors and           April 14, 1999
                                                  Chief Executive Officer

Brett C. Brewer(1)......................30       President                                        Aug. 29, 2000

Joseph L. Varraveto.....................40       Executive Vice President and Chief               January 2, 2001
                                                 Financial Officer

Adam Goldenberg.........................21       Chief Operating Officer                          Oct. 26, 2001

Christopher S. Lipp.....................31       Secretary, Senior Vice President and             March 30, 2001
                                                  General Counsel

----------------

(1) Member of the Compensation Committee.

         For biographical descriptions of Brad D. Greenspan and Brett C. Brewer, please see Item 1 of this Proxy Statement.

         Joseph L. Varraveto has served as Executive Vice President and Chief Financial Officer since January 2, 2001. Prior to joining eUniverse, Mr. Varraveto served as President and Chief Operating Officer of ememories.com from January 2000 to December 2000. Prior to that, he served as acting Chief Financial Officer of AIR4LESS.com, a leisure travel Web site, from September 1999 to December 1999. Prior to entering the online world, Mr. Varraveto worked for PepsiCo's Frito Lay International Snack Foods Division, serving in a variety of management positions from 1993 to August 1999, including Vice President, Finance prior to leaving the company in 1999. He also spent nine years at PriceWaterhouseCoopers working on corporate acquisitions, reorganizations, public offerings and debt offerings, from 1985 to 1993. Mr. Varraveto received a B.A. in business economics from the University of California at Santa Barbara.

         Adam Goldenberg has served as Chief Operating Officer since October 26, 2001. In 1997 Mr. Goldenberg founded Gamer's Alliance, Inc., an online entertainment portal, and served as its President until it was acquired by eUniverse in June 1999. Mr. Goldenberg served as Vice President, Strategic Planning of eUniverse from June 1999 to October 2001.

         Christopher S. Lipp has served as Senior Vice President and General Counsel since October 26, 2001, and as Secretary of the Company since March 30, 2001. Mr. Lipp joined eUniverse in January 2000 as Vice President, Business and Legal Affairs. Prior to joining eUniverse, Mr. Lipp was employed as an attorney in the Intellectual Property Group of Pillsbury Madison & Sutro LLP in Los Angeles, California from October 1997 to January 2000. Mr. Lipp has been a member of the California State Bar since 1997. Mr. Lipp received his J.D. from the University of Southern California Law School and received a B.A. in government and sociology from Georgetown University.

         The following table summarizes the option grants to the Named Executive Officers in the last fiscal year:

                       OPTION GRANTS IN LAST FISCAL YEAR

                               INDIVIDUAL GRANTS

                                                           PERCENT OF
                                                              TOTAL                            POTENTIAL REALIZABLE VALUE AT
                                                             OPTIONS                                ASSUMED ANNUAL RATES
                                            NUMBER OF      GRANTED TO                           OF STOCK PRICE APPRECIATION
                                            SECURITIES      EMPLOYEES  EXERCISE                      FOR OPTION TERM
                                            UNDERLYING      IN FISCAL   PRICE    EXPIRATION   -------------------------------
NAME AND PRINCIPAL POSITION              OPTIONS GRANTED      YEAR     $/SHARE      DATE            5%              10%
---------------------------              ---------------      ----     -------      ----            --              ---
Brad D. Greenspan .....................      --              --          --         --             --               --
 Chairman of the Board of Directors and
 Chief Executive Officer
Brett C. Brewer .......................      500,000(1)        14%      $2.00     5/02/11       $3,243,271       $5,756,699
 President and Director
Joseph L. Varraveto ...................       50,000(2)         1%      $2.00     5/02/11       $  324,327       $  575,670
 Executive Vice President and Chief
 Financial Officer
Adam Goldenberg .......................      675,000(2)        19%      $2.00     5/02/11       $4,378,415       $7,771,544
 Chief Operating Officer
Christopher S. Lipp ...................      150,000(2)         4%      $2.00     5/02/11       $  972,981       $1,727,010
 Senior Vice President and General
 Counsel

---------

(1) One fourth of the options follow the regular vesting schedule. Three fourths of the options vest based upon the Company achieving certain performance targets.

(2) One third of the options vest and are exercisable one year from the date of grant. Thereafter, one eighth of the remaining options vest and are exercisable each three months until all optioned shares are vested.

              AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                    FISCAL YEAR-END OPTION VALUES/SAR VALUES

                                                           NUMBER OF SECURITIES          VALUE OF UNEXERCISED
                                 NUMBER OF                UNDERLYING UNEXERCISED             IN-THE-MONEY
                                  SHARES                     OPTIONS/SAR'S AT                OPTIONS/SAR'S
                                 ACQUIRED                     FISCAL YEAR-END             AT FISCAL YEAR-END
                                    ON        VALUE     ---------------------------   ---------------------------
             NAME                EXERICSE    REALIZED   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
             ----                --------    --------   -----------   -------------   -----------   -------------
Brad D. Greenspan..............    --          --         583,333        556,667      $  738,000     $1,230,000
Brett C. Brewer................    --          --         737,500        587,500      $1,754,250     $1,695,750
Joseph L. Varraveto............    --          --         116,667        283,333      $  345,333     $  851,167
Adam Goldenberg................    --          --         143,750        791,250      $  179,375     $2,417,875
Christopher S. Lipp............    --          --         129,167        270,833      $  153,750     $  696,750

                                PERFORMANCE GRAPH

         The following graph compares the yearly percentage change in eUniverse's cumulative total shareholder return on the Company's common stock to the cumulative total return of the Nasdaq Composite Index and a peer group of Internet stocks for the two fiscal years ended March 31, 2002. The peer group selected by Company consists of AOL, CNET Networks, Doubleclick, Overture and Yahoo. The graph assumes that the value of the investment in the Company's common stock and the comparison index was $100 on April 1, 1999 and assumes the reinvestment of dividends. The Company has never declared a dividend on its common stock. The stock price performance depicted in the graph below is not necessarily indicative of future price performance.

                                PERFORMANCE DATA

                         Date       EUNI      Peer Group     Nasdaq
                    --------------------------------------------------
                          Apr-99     100.00        100.00      100.00
                          May-99      82.51         80.73       97.16
                          Jun-99      80.45         74.46      105.63
                          Jul-99      58.75         65.19      103.76
                          Aug-99      50.50         66.41      107.73
                          Sep-99      48.51         84.53      107.99
                          Oct-99      42.24         89.69      116.66
                          Nov-99      53.14        109.61      131.20
                          Dec-99      33.00        145.93      160.03
                          Jan-00      69.14        120.36      154.96
                          Feb-00      73.27        119.62      184.70
                          Mar-00      74.26        115.81      179.83
                          Apr-00      63.94         91.45      151.82
                          May-00      52.64         70.40      133.74
                          Jun-00      44.88         69.58      155.97
                          Jul-00      36.88         72.09      148.14
                          Aug-00      41.25         74.64      165.42
                          Sep-00      32.01         59.41      144.44
                          Oct-00      28.88         46.73      132.51
                          Nov-00      18.56         34.74      102.17
                          Dec-00      13.37         27.09       97.16
                          Jan-01      19.64         37.75      109.04
                          Feb-01      21.12         27.66       84.62
                          Mar-01      16.50         23.62       72.37
                          Apr-01      16.91         30.89       83.22
                          May-01      17.33         31.88       83.00
                          Jun-01      28.05         32.61       84.96
                          Jul-01      31.35         29.78       79.72
                          Aug-01      24.75         23.54       71.00
                          Sep-01      18.15         17.61       58.94
                          Oct-01      22.69         22.03       66.47
                          Nov-01      25.58         25.28       75.92
                          Dec-01      45.30         28.84       76.70
                          Jan-02      56.11         26.62       76.06
                          Feb-02      35.56         23.23       68.09
                          Mar-02      42.99         23.90       72.57

                  ITEM 2. APPROVAL OF THE AGREEMENT AND PLAN OF
                  MERGER AND A CHANGE IN THE COMPANY'S STATE OF
                      INCORPORATION FROM NEVADA TO DELAWARE

INTRODUCTION

         At the annual meeting of stockholders held on November 15, 2000, the Company requested and received the affirmative vote of the holders of a majority of the Company's capital stock, including the Company's common stock and preferred stock on an as-converted basis, voting together as a single class, to change the state of incorporation from Nevada to Delaware. However, the Company did not complete the procedure at that time. The Company, as a matter of good corporate governance, has decided to seek reapproval from the stockholders for the Company's proposal to reincorporate in Delaware.

         Accordingly, at the Annual Meeting, the stockholders of the Company will consider and vote upon a proposal to change the state of incorporation of the Company from Nevada to Delaware (the "Reincorporation") by adoption of the Agreement and Plan of Merger (the "Merger Agreement") attached hereto as Appendix A. Stockholder approval of the Reincorporation will constitute approval of (i) the Merger Agreement and all transactions relating to it; and (ii) the Certificate of Incorporation (the "EUI-DE Certificate"), the Certificate of Designation of 6% Convertible Series A Preferred Stock (the "EUI-DE Series A Certificate"), the Certificate of Designation of Convertible Series B Preferred Stock (the "EUI-DE Series B Certificate") and the Bylaws (the "EUI-DE Bylaws") of eUniverse, Inc., a Delaware corporation ("EUI-DE") attached hereto as Appendices B, C, D and E, respectively.

         The following discussion summarizes certain aspects of the Reincorporation. The summary is not intended to be complete and is qualified in its entirety by reference to the Nevada Revised Statutes ("Nevada Law"), the Delaware General Corporation Law ("Delaware Law"), the Merger Agreement, the current articles of incorporation of the Company (the "Company Articles"), the current bylaws of the Company (the "Company Bylaws"), the EUI-DE Certificate, the EUI-DE Series A Certificate, the EUI-DE Series B Certificate and the EUI-DE Bylaws. Copies of the Company Articles and the Company Bylaws are available from the Company at no charge upon written request.

GENERAL

         The Board of Directors of the Company has proposed that the state of incorporation of the Company currently be changed to Delaware. Such change is proposed to be effected by the Merger Agreement. The Merger Agreement provides for the merger of the Company with and into EUI-DE, a Delaware corporation, which is a wholly-owned subsidiary of the Company, with EUI-DE being the surviving corporation. This merger will, in effect, cause the Company to be reincorporated in Delaware.

         On the effective date of the Reincorporation, EUI-DE will succeed to all of the assets, liabilities and business of the Company and will possess all of the rights and powers of the Company. The business of the Company will continue to operate under the corporate name, "eUniverse, Inc." The current officers and directors of the Company will be the officers and directors of EUI-DE, subject to the election of new directors as set forth in Item 1 above.

         Except as described below, stockholders of EUI-DE, as stockholders of a Delaware corporation, will, in general, have the same rights that they possess as stockholders of the Company, a Nevada corporation, although certain changes are inherent in being incorporated in Delaware rather than in

Nevada. A summary of these changes, as they might affect the stockholders, are discussed below beginning in the section entitled "Reasons for and Advantages of Reincorporation in Delaware."

         In addition, in connection with the Reincorporation, EUI-DE will adopt the EUI-DE Certificate and the EUI-DE Bylaws. Approval of the Merger Agreement by the stockholders will also constitute approval of the EUI-DE Certificate and the EUI-DE Bylaws. See "Changes in the Company's Charter and Bylaws to be Effected by the Reincorporation."

         The Agreement of Merger will be terminated if it is not approved by the stockholders or if certain other conditions are not met.

         On the effective date of the Reincorporation, each issued and outstanding share of the Company's common stock, $.001 par value ("Company Common Stock"), will be converted automatically into one share of common stock, $.001 par value, of EUI-DE ("EUI-DE Common Stock"); each issued and outstanding share of the Company's Series A 6% Convertible Preferred Stock, $0.10 par value ("Company Series A"), will be converted automatically into one share of Series A 6% Convertible Preferred Stock, $0.10 par value, of EUI-DE ("EUI-DE Series A"), with provisions and terms substantially similar to the provisions and terms of Company Series A; each issued and outstanding share of the Company's Series B Convertible Preferred Stock, $0.10 par value ("Company Series B"), will be converted automatically into one share of Series B Convertible Preferred Stock, $0.10 par value, of EUI-DE ("EUI-DE Series B"), with provisions and terms substantially similar to the provisions and terms of Company Series B; and each issued and outstanding option and warrant of the Company will be converted automatically into one option or warrant, as the case may be, of EUI-DE, with provisions and terms substantially similar to the provisions and terms of the respective option or warrant of EUI-NV, as the case may be. The substance of each stockholder's ownership interest in the Company will not undergo material change as a result of the Reincorporation.

         The Reincorporation will not result in any change in the physical location, business, management, assets, liabilities or net worth of the Company. Upon completion of the Reincorporation, the authorized capital stock of EUI-DE will consist of 250,000,000 shares of common stock, $.001 par value, and 40,000,000 shares of preferred stock, $.10 par value, of which 10,000,000 shares will be designated as EUI-DE Series A and 4,098,335 shares will be designated as EUI-DE Series B.

         The EUI-DE Common Stock initially will be listed on the Nasdaq Small Cap Market, as the Company Common Stock is presently.

EXCHANGE OF CERTIFICATES

         Stockholders may, but are not required to, surrender their present Company Common Stock, Company Series A and Company Series B certificates so that replacement certificates representing shares of EUI-DE Common Stock, EUI-DE Series A and EUI-DE Series B may be issued in exchange therefor. After the Reincorporation, certificates representing Company Common Stock, Company Series A or Company Series B will constitute "good delivery" in connection with sales through a broker, or otherwise, of shares of EUI-DE Common Stock, EUI-DE Series A or EUI-DE Series B, as the case may be. Corporate Stock Transfer, Inc., the Company's transfer agent, will act as transfer agent for EUI-DE after the Reincorporation. Stockholders should not hesitate to consult their stockbrokers or the Company with respect to any questions regarding the mechanics of such transactions.

AMENDMENT

         The Merger Agreement provides that it may be amended at any time, whether before or after approval by the stockholders of the Merger Agreement, by agreement of the Boards of Directors of the Company and EUI-DE, subject to any restrictions imposed by the laws of Nevada and Delaware, respectively. Delaware Law will not permit an amendment to the Merger Agreement absent stockholder approval, if such amendment would change the amount or kind of consideration to be received in the merger, amend the EUI-DE Certificate, or adversely affect the holders of any class of stock of either the Company or EUI-DE. The Company's directors do not intend to make any material amendment to the Merger Agreement, nor do they intend to amend the EUI-DE Certificate or the EUI-DE Bylaws should the Reincorporation be approved by the Company's stockholders.

REASONS FOR AND ADVANTAGES OF REINCORPORATION IN DELAWARE

         The proposal to reincorporate in Delaware is made for several reasons. For many years, Delaware has followed a policy of encouraging incorporation in that state and, in furtherance of that policy, has adopted comprehensive, modern and flexible corporate laws which are periodically updated and revised to meet changing business needs. As a result, many major corporations have initially chosen Delaware for their domicile or have subsequently reincorporated in Delaware. Furthermore, the Delaware courts have developed considerable expertise in dealing with corporate issues, and a substantial body of case law has developed construing Delaware Law and establishing public policies with respect to Delaware corporations, thereby providing greater predictability and stability with respect to legal affairs.

         Delaware Law permits a corporation to adopt a number of measures, through amendment of the corporate certificate of incorporation or bylaws or otherwise, designed to reduce a corporation's vulnerability to unsolicited takeover attempts. There is substantial judicial precedent in the Delaware courts as to the legal principles applicable to such defensive measures with respect to the conduct of the Board of Directors under the business judgment rule with respect to unsolicited takeover attempts. The Company Articles currently do not include "anti-takeover" provisions. However, the Company may be subject to certain anti-takeover provisions applicable under Nevada law to corporations with more than 200 stockholders.

         The Company's Board of Directors has no present intention following the Reincorporation in Delaware to amend the EUI-DE Certificate or the EUI-DE Bylaws to include any provisions that might deter an unsolicited takeover attempt. However, in the discharge of its fiduciary obligations to the stockholders, the Board of Directors may consider in the future certain anti-takeover strategies that may enhance the Board of Directors' ability to negotiate with an unsolicited bidder. The Board of Directors views this added flexibility as an advantage.

         In the opinion of the Board of Directors, such latitude affords Delaware corporations more opportunities to raise capital. The procedures and degree of stockholder approval required for Delaware corporations for the authorization of additional shares of stock, and for approval of certain mergers and other transactions, present fewer practical impediments to the capital raising process than those that apply to Nevada corporations. For example, a Delaware corporation has greater flexibility in declaring dividends, which can aid a corporation in marketing various classes or series of dividend-paying securities. Under Delaware Law, dividends may be paid out of surplus, or if there is no surplus, out of net profits from the corporation's previous fiscal year or the fiscal year in which the dividend is declared, or both, so long as there remains in the stated capital account an amount equal to the par value represented by all shares of the corporation's stock, if any, having a preference upon the distribution of assets. Under Nevada Law, distributions may be paid by the corporation, unless after giving effect to the distribution, the corporation would not be able to pay its debts as they come due in the usual course of business.

Nevada Law further provides that, except as otherwise specifically allowed by a corporation's articles of incorporation, no distribution shall be made if a corporation's total assets would be less than the sum of its total liabilities, plus the amount needed to satisfy preferential distributions. These and other differences between Nevada Law and Delaware Law are more fully explained below in the section entitled "Summary of Significant Differences between Delaware and Nevada Corporate Laws."

         In the Board of Directors' opinion, underwriters and other members of the financial services industry may be more willing and better able to assist in capital raising programs for corporations having the greater flexibility reflected in the example mentioned.

DISADVANTAGES OF REINCORPORATION IN DELAWARE

         Despite the belief of the Board of Directors of the Company as to the benefits and advantages of reincorporation in Delaware, some stockholders may find the Reincorporation disadvantageous for several reasons. As discussed below, Delaware Law, similar to Nevada Law, contains a statutory provision intended to discourage certain takeover attempts of Delaware corporations that are not approved by the Board of Directors. This anti-takeover provision could have the effect of lessening the possibility that stockholders of EUI-DE would be able to receive a premium above market value for their shares in the event of a takeover. This provision could also have an adverse effect on the market value of the shares of EUI-DE Common Stock. To the extent that this provision may restrict or discourage takeover attempts, it may render less likely a takeover opposed by EUI-DE's Board of Directors and may make removal of the Board of Directors or management less likely as well.

         As further discussed below, the EUI-DE Certificate will contain a provision limiting director liability under certain circumstances and the EUI-DE Bylaws will contain a provision generally requiring that EUI-DE indemnify its directors and officers to the fullest extent permitted under Delaware law. Inclusion of these provisions in the EUI-DE Certificate and the EUI-DE Bylaws could operate to the potential disadvantage of the stockholders of EUI-DE. For example, their inclusion may have the effect of reducing the likelihood of EUI-DE's recovering monetary damages from directors as a result of derivative litigation against directors for breach of their duty of care, even though such an action, if successful, might otherwise have benefited EUI-DE and its stockholders. In addition, if the Reincorporation is effected and the limitation on liability provision is part of the EUI-DE Certificate, the stockholders of EUI-DE will forego potential causes of action for breach of duty of care involving grossly negligent business decisions, including those relating to attempts to change control of EUI-DE. These provisions are not substantially different from protections available to an incumbent Board of Directors under Nevada Law and the Company Articles and the Company Bylaws.

INDEMNIFICATION AND DIRECTORS' LIABILITY

         The Company Articles and the Company Bylaws contain provisions intended to indemnify its officers and directors, in each case, to the maximum extent permitted under Nevada Law. The EUI-DE Certificate and the EUI-DE Bylaws adopted in connection with the Reincorporation will contain similar provisions which will generally require EUI-DE to indemnify its directors and officers to the maximum extent permitted by Delaware Law. For a comparison of Nevada Law and Delaware Law, see "Comparative Rights of Stockholders - Limitation of Liability of Directors and Officers" and "- Indemnification of Directors and Officers."

DESCRIPTION OF EUI-DE CAPITAL STOCK

AUTHORIZED CAPITAL STOCK

         EUI-DE's authorized capital stock will consist of (i) 250,000,000 authorized shares of common stock, $.001 par value, of which initially one share will be issued and outstanding and owned by the Company, and (ii) 40,000,000 authorized shares of preferred stock, $.10 par value ("EUI-DE Preferred Stock"), of which 10,000,000 shares will be designated as Series A 6% Convertible Preferred Stock, $.10 par value, and 4,098,335 shares will be designated as Series B Convertible Preferred Stock, $.10 par value. All of the shares of EUI-DE Common Stock and EUI-DE Preferred Stock issued in connection with the Reincorporation will be validly issued, fully paid and non-assessable.

         Subject to the rights of the holders of EUI-DE Series A and EUI-DE Series B, respectively, to approve certain stock issuances, the Board of Directors of EUI-DE will be able to issue EUI-DE Preferred Stock which is not yet designated as to series from time to time in one or more series, and is authorized to fix the relative rights, preferences, privileges and restrictions applicable to each series of EUI-DE Preferred Stock. Such shares of EUI-DE Preferred Stock, if and when issued, may have rights, powers and preferences superior to those of the EUI-DE Common Stock. While there are no current plans, commitments or understandings, written or oral, to issue any EUI-DE Preferred Stock which is not yet designated as to series, in the event of any issuances, the holders of EUI-DE Common Stock will not have any preemptive or similar rights to acquire any EUI-DE Preferred Stock.

EUI-DE COMMON STOCK

         The holders of EUI-DE Common Stock will be entitled to one vote for each share on all matters voted on by stockholders, including the election of directors. The holders of EUI-DE Common Stock will not have any cumulative voting, conversion, redemption or preemptive rights. Subject to any preferential rights of any outstanding series of EUI-DE Preferred Stock designated by the EUI-DE Board of Directors from time to time, the holders of EUI-DE Common Stock will be entitled to such dividends as may be declared from time to time by the EUI-DE Board of Directors from funds available therefor, and upon liquidation will be entitled to receive pro rata all assets of EUI-DE available for distribution to such holders.

EUI-DE SERIES A

         Holders of EUI-DE Series A will be entitled to vote, with the holders of EUI-DE Common Stock and EUI-DE Series B as a single class, on all matters voted on by stockholders on an as-converted basis, except as otherwise provided in the EUI-DE Series A Certificate on matters directly affecting the rights of the holders of EUI-DE Series A. Holders of EUI-DE Series A will have the right to convert all or any portion of such stock into shares of EUI-DE Common Stock at any time until all shares of EUI-DE Series A have been converted. The shares of EUI-DE Series A will have a liquidation preference of $3.60 per share, which increases at a rate of 6% per annum from April 14, 1999 (the initial date of issuance of the Company Series A). Each share of EUI-DE Series A may be converted to EUI-DE Common Stock at an initial rate of one share of EUI-DE Common Stock for each $3.60 of liquidation preference. Because of the conversion rate and the 6% accretion factor, each share of EUI-DE Series A will, upon conversion, be converted into greater than one share of EUI-DE Common Stock. Prior to any conversion, the conversion price is adjusted to account for any increase or decrease in the number of outstanding shares of EUI-DE Common Stock by a stock split, stock dividend, or other similar event.

         As reasonably determined by the Board of Directors of EUI-DE, the conversion price of the EUI-DE Series A will be subject to a weighted average adjustment (based on all outstanding shares of

EUI-DE Preferred Stock and EUI-DE Common Stock) to reduce dilution in the event that EUI-DE issues additional equity securities (other than the shares issued to 550 Digital Media Ventures Inc. and those reserved as employee shares pursuant to any employee stock option plan) at a purchase price less than the applicable conversion price described above.

         EUI-DE will not pay dividends on the EUI-DE Series A, and the holders of such stock are not entitled to receive any dividends thereon. In the event of the liquidation or dissolution of EUI-DE, the holders of EUI-DE Series A will be entitled to receive, prior and in preference to any distribution to the holders of EUI-DE Common Stock and any other class of stock which has been designated as junior in rank to the EUI-DE Series A, the liquidation preference amount described above.

         If at any time the closing bid price per share of the EUI-DE Common Stock is equal to or greater than $16.00, EUI-DE may, at its option, either automatically convert the EUI-DE Series A to EUI-DE Common Stock or redeem the EUI-DE Series A for cash in an amount per share equal to $3.60 plus accretion thereon at a rate of 6% per annum, subject to any applicable adjustment (the "Stated Value").

         Holders of the EUI-DE Series A will be entitled to receive 30 days written notice prior to any liquidation event, and will be given an opportunity to convert their EUI-DE Series A to EUI-DE Common Stock within the 30-day notice period. Upon the breach of this provision, the holders will be entitled to (1) immediately convert any or all of their shares of EUI-DE Series A to EUI-DE Common Stock; and (2) upon three days prior written notice and opportunity to cure, have their EUI-DE Series A prepaid by EUI-DE for an amount equal to approximately 1.5 times the Stated Value.

         Upon any event of default, each holder of EUI-DE Series A, at its option, prior to cure of such default by EUI-DE, may elect to have all or any portion of its EUI-DE Series A prepaid by EUI-DE for an amount equal to the Stated Value multiplied by the greater of: (1) 1.3, or (2) the highest price at which the EUI-DE Common Stock is traded on the date of the event of default (or the most recent highest closing bid price if the EUI-DE Common Stock is not traded on such date) divided by the conversion price in effect as of the date of the event of default. EUI-DE Series A holders will be entitled to receive additional amounts equal to interest on the Stated Value up to the highest rate under applicable law if the default is due to a failure of EUI-DE to convert the EUI-DE Series A to EUI-DE Common Stock when required.

         Approval of the holders of at least 75% of the EUI-DE Series A, and at least 75% of the holders of the EUI-DE Series A will be required to: (1) alter or change the rights, preferences or privileges of the EUI-DE Series A or any securities so as to affect adversely the EUI-DE Series A; (2) create any new class or series of stock having a preference over or on parity with the EUI-DE Series A with respect to distributions of assets upon liquidation, dissolution or winding up of EUI-DE, whether voluntary or involuntary, or increase the size of the authorized number of EUI-DE Series A; or (3) do any act or thing not authorized or contemplated by the EUI-DE Series A Certificate which would result in taxation of the holders of shares of the EUI-DE Series A under Section 305 of the Internal Revenue Code of 1986, as amended (or any comparable provision of the Internal Revenue Code as hereafter from time to time amended). Dissenting holders will have the right to convert their shares of EUI-DE Series A for 30 days prior to the effective date of any amendment.

EUI-DE SERIES B

         Holders of EUI-DE Series B will be entitled to vote, with the holders of EUI-DE Common Stock and EUI-DE Series A as a single class, on all matters voted on by stockholders on an as-converted basis, except as otherwise provided in the EUI-DE Series B Certificate on matters directly affecting the rights of the holders of EUI-DE Series B.

         Holders of EUI-DE Series B will have the right to convert all or any portion of their Company Series B into shares of EUI-DE Common Stock at any time. Each share of EUI-DE Series B may be converted to EUI-DE Common Stock at an initial rate of one share of EUI-DE Common Stock for each $2.60 of liquidation preference, subject to any adjustment to account for any increase or decrease in the number of outstanding shares of EUI-DE Common Stock by a stock split, stock dividend, or other similar event. The conversion price per share of EUI-DE Series B may be adjusted downward in the event EUI-DE issues any shares of EUI-DE Common Stock (other than an issuance of EUI-DE Common Stock as a stock split, stock dividend or other similar event), options to purchase or rights to subscribe for EUI-DE Common Stock, securities by their terms convertible into or exchangeable for EUI-DE Common Stock, or options to purchase or rights to subscribe for such convertible or exchangeable securities (other than certain excluded stock), without consideration or for consideration per share less than the then-current conversion price (initially $2.60 per share). Each share of EUI-DE Series B will automatically convert, immediately upon the earlier of (1) the written consent of holders of more than 50% of issued and outstanding EUI-DE Series B, and (2) the Company Election into fully paid and non-assessable shares of Common Stock. The term "Company Election" will mean the election by EUI-DE to exercise its right to convert the EUI-DE Series B into EUI-DE Common Stock within 60 days of the public filing by EUI-DE on Form 10-K or 10-Q, as applicable, evidencing EUI-DE's achievement of four consecutive quarters (commencing after October 23, 2001) of individual quarterly operating profits (as defined in the EUI-DE Series B Certificate) equal to or greater than $750,000 in each of the four consecutive quarters.

         Upon any liquidation or change in control of EUI-DE, the EUI-DE Series B holders will receive a liquidation preference equal to the aggregate original issue price plus accrued and unpaid dividends, and thereafter will participate pro rata with the holders of EUI-DE Common Stock on an as-converted basis following payment of the liquidation preference of the EUI-DE Series A holders.

         The holders of the then-outstanding shares of EUI-DE Series B will be entitled to receive, when, as and if declared by the Board of Directors out of funds of EUI-DE legally available therefor, non-cumulative annual dividends of $0.208 per share and any dividends paid on the EUI-DE Common Stock on an as-converted basis. In the event of the liquidation, dissolution or winding up of EUI-DE, the holders of EUI-DE Series B will be entitled to receive, prior and in preference to any distribution to the holders of EUI-DE Common Stock and any other class of stock that has been designated as junior in rank to the EUI-DE Series B, the Liquidation Preference (as defined in the EUI-DE Series B Certificate) amount. The EUI-DE Series B will rank senior to the EUI-DE Series A as to dividends, distributions or as to distributions of assets upon liquidation, dissolution, or winding up of EUI-DE, whether voluntary or involuntary.

         The holders of EUI-DE Series B will have the exclusive right, voting separately as a single class, to elect the following number of members of the Board of Directors: one member in the event the Board of Directors consists of one to five members; two members in the event the Board of Directors consists of six to eight members; and three members in the event the Board of Directors consists of nine to eleven members (each such member elected by the EUI-DE Series B holders, a "Preferred Stock Director"). A Preferred Stock Director may only be removed by the written consent or affirmative vote of at least a majority of the EUI-DE Series B. If for any reason a Preferred Stock Director shall resign or otherwise be removed from the Board of Directors, then his or her replacement shall be a person elected by the holders of the EUI-DE Series B. The Preferred Stock Directors will be appointed by the Board of Directors to serve on each committee of the Board of Directors at least in the same proportions that the number of Preferred Stock Directors bears to the total number of directors then comprising the entire Board of Directors.

         So long as any shares of EUI-DE Series B remain outstanding, EUI-DE will not, without the written consent or affirmative vote of the holders of at least two-thirds of the outstanding shares of EUI-DE Series B, (1) amend, alter, waive or repeal, whether by merger, consolidation, combination, reclassification or otherwise, the EUI-DE Certification, including the EUI-DE Series B Certificate, or EUI-DE Bylaws or any provisions thereof (including the adoption of a new provision thereof); (2) create, authorize or issue any class, series or shares of Preferred Stock or any other class of capital stock ranking either as to payment of dividends, distributions or as to distributions of assets upon Liquidation (x) prior to the EUI-DE Series B, or (y) on a parity with the EUI-DE Series B; or (3) increase the size of the Board or Directors beyond eleven (11) members. The vote of the holders of at least two-thirds of the outstanding shares of EUI-DE Series B, voting separately as one class, shall be necessary to adopt any alteration, amendment or repeal of any provision of this protective provision, in addition to any other vote of stockholders required by law.

         Additionally, the EUI-DE Series B Certificate will provide that so long as 550 Digital Media Ventures Inc. or any of its affiliates owns at least 1,442,308 shares of EUI-DE Series B or Common Stock (as appropriately adjusted for any stock split, combination, reorganization, reclassification, stock dividend, stock distribution or similar event), EUI-DE shall not, without the written consent or affirmative vote of at least two-thirds of the Board of Directors (1) enter into an agreement to, or consummate, a reorganization, merger, change of control or consolidation of EUI-DE or sale or other disposition of all or substantially all of the assets of EUI-DE; (2) enter into transactions which result in or require EUI-DE to issue shares of its capital stock in excess of 5% (in any one transaction) or 12.5% (in the aggregate, in a series of transactions commencing on or after October 23, 2001) of EUI-DE's issued and outstanding shares of capital stock; (3) enter into transactions which result in or require EUI-DE to pay (whether in cash, stock or a combination thereof) in excess of 5% (in any one transaction) or 12.5% (in the aggregate, in a series of transactions commencing on or after October 23, 2001) of EUI-DE's then-current market capitalization; (4) increase or decrease the number of authorized shares of capital stock; (5) directly or indirectly declare or pay any dividend or make any other distribution in respect thereof, or directly or indirectly purchase, redeem, repurchase or otherwise acquire any shares of capital stock of EUI-DE or any subsidiary, whether in cash or property or in obligations of EUI-DE or any subsidiary, other than repurchases pursuant to an employee's employment or incentive agreement and upon an employee's termination and at a price not to exceed such employee's cost; or (6) increase or decrease the size of EUI-DE's Board of Directors; provided that in no event shall the total number of members of the Board of Directors exceed 11.

         Pursuant to an agreement between the parties, the EUI-DE Series B to be issued to 550 Digital Media Ventures Inc. in exchange for the Company Series B issued to 550 Digital Media Ventures Inc. on October 23, 2001 will be subject to an 18-month lock-up commencing on October 23, 2001.

         The foregoing summaries of the terms of the EUI-DE Series A and EUI-DE Series B are qualified in their entirety by the full terms of such series, which are contained in the EUI-DE Series A Certificate and EUI-DE Series B Certificate attached hereto as Appendices C and D, respectively.

COMPARATIVE RIGHTS OF STOCKHOLDERS

GENERAL

         As a result of the Reincorporation, holders of Company Common Stock will become stockholders of EUI-DE and the rights of all such former Company stockholders will thereafter be governed by the EUI-DE Certificate, the EUI-DE Bylaws, and Delaware Law. The rights of the holders of Company Common Stock are presently governed by the Company Articles, the Company Bylaws, and Nevada Law.

         The following summary, which does not purport to be a complete statement of the general differences among the rights of the stockholders of EUI-DE and the Company, sets forth certain differences between Delaware Law and Nevada Law, between the EUI-DE Certificate and the Company Articles, and between the EUI-DE Bylaws and the Company Bylaws. This summary is qualified in its entirety by reference to the full text of each of such documents, Delaware Law and Nevada Law.

NUMBER OF DIRECTORS; REMOVAL; FILLING VACANCIES

         The EUI-DE Certificate will provide that, subject to any rights of holders of EUI-DE Preferred Stock, the number of directors will be fixed from time to time by action of not less than a majority of the EUI-DE Board then in office. In addition, the EUI-DE Certificate will provide that, subject to any rights of holders of EUI-DE Preferred Stock, any vacancies (including newly-created directorships) will be filled only by the affirmative vote of a majority of the remaining directors, though less than a quorum. The EUI-DE Bylaws will provide that directors appointed to fill vacancies created by the resignation or termination of a director will serve the remainder of the term of the resigning or terminated director and until his or her successor is elected and qualified. Accordingly, the EUI-DE Board could prevent any stockholder from enlarging the EUI-DE Board and filling the new directorships with such stockholder's own nominees.

         Under Delaware Law, any director or the entire board of directors generally may be removed with or without cause by the holders of a majority of the shares entitled to vote at an election of directors. The EUI-DE Certificate will provide that directors may be removed with or without cause and only upon the affirmative vote of holders of at least a majority of the voting power of all the then-outstanding shares of stock entitled to vote generally in the election of directors ("Voting Stock"), voting together as a single class, subject to any rights of holders of EUI-DE Preferred Stock.

         Under Nevada Law, stockholders may remove one or more directors, with or without cause, unless the articles of incorporation provide that directors may be removed only with cause, at a meeting of stockholders called expressly at least in part for that purpose, by the vote of the holders of not less than 66 2/3% of the voting power of the Voting Stock, subject to certain restrictions concerning cumulative voting. The Company Articles currently do not refer to removal of directors. Therefore, any member of the Company's Board of Directors may be removed with or without cause upon a two-thirds vote of the stockholders. The Nevada Bylaws provide that, except as may otherwise be provided by statute, the stockholders may, at any special meeting called for the purpose, by a vote of the holders of the majority of the shares then entitled to vote at an election of directors, remove any or all directors from office, with or without cause.

         Currently, any vacancy in the Company's Board of Directors may be filled by a majority of the remaining directors, though less than a quorum, even if the vacancy is due to an increase in the number of directors. The Company Bylaws provide that the number of directors shall from time to time be fixed and determined by the vote of a majority of the entire board of directors serving at the time of the vote, provided that the number shall be not less than one nor greater than nine, and in the absence of such designation, the Board of Directors shall consist of one member. The term of office for each director of the Company is one year. There are currently four members of the Company's Board of Directors. The Company Articles do not permit cumulative voting.

         Under the proposed EUI-DE Bylaws, newly created directorships resulting from any increase in the number of directors or any vacancies on the Board of Directors may only be filled by the affirmative vote of a majority of the directors then in office. In addition, the proposed EUI-DE Bylaws provide that the directors elected to fill vacancies on the Board of Directors will serve the remainder of the term of the resigning or terminated director and until his or her successor is elected and qualified. The existing

Company Bylaws provide that vacancies on the Board of Directors may be filled only by a majority vote of the remaining members of the Board of Directors. A director so elected to fill a vacancy shall be elected for the unexpired term of his predecessor in office, unless sooner displaced.

AMENDMENT OF THE EUI-DE CERTIFICATE AND EUI-DE BYLAWS

         Under Delaware Law, all amendments to a certificate of incorporation must be approved by the board of directors and the requisite vote of stockholders entitled to vote thereon, generally a majority vote unless the certificate of incorporation requires a supermajority. The EUI-DE Certificate will not require any supermajority votes, other than the special voting rights of the EUI-DE Preferred Stock noted above. The EUI-DE Certificate will contain provisions requiring the affirmative vote of the holders of at least a majority of the voting power of the Voting Stock, after approval by the EUI-DE Board, to amend certain provisions of the EUI-DE Certificate (including the provisions discussed above relating to directors). With regard to the EUI-DE Series A, so long as shares of EUI-DE Series A Preferred Stock are outstanding, the EUI-DE Series A Certificate will provide that EUI-DE shall not without first obtaining the approval (by vote or written consent, as provided by Delaware Law) of the holders of at least 75% of the then-outstanding shares of EUI-DE Series A Preferred Stock, and at least 75% of the then-outstanding holders: (1) alter or change the rights, preferences or privileges of the EUI-DE Series A or any securities so as to affect adversely the EUI-DE Series A; (2) create any new class or series of stock having a preference over or on parity with the EUI-DE Series A with respect to distributions pursuant to the EUI-DE Series A Certificate or increase the size of the authorized number of shares of EUI-DE Series A; or (3) do any act or thing not authorized or contemplated by the EUI-DE Series A Certificate that would result in taxation of the holders of shares of the EUI-DE Series A under Section 305 of the Internal Revenue Code of 1986, as amended (or any comparable provision of the Internal Revenue Code as hereafter from time to time amended).

         In the event holders of at least 75% of the then outstanding shares of EUI-DE Series A and at least 75% of the then-outstanding holders agree to allow EUI-DE to alter or change the rights, preferences or privileges of the shares of EUI-DE Series A, so as to adversely affect the EUI-DE Series A, then EUI-DE will deliver notice of such approved change to the holders of the EUI-DE Series A that did not agree to such alteration or change (the "Dissenting Holders") and Dissenting Holders shall have the right for a period of 30 business days to convert pursuant to the terms of the EUI-DE Series A Certificate as they exist prior to such alteration or change or continue to hold their shares of EUI-DE Series A, as amended.

         So long as any shares of EUI-DE Series B remain outstanding, the EUI-DE Series B Certificate will provide that EUI-DE shall not, without the written consent or affirmative vote of the holders of at least two-thirds of the outstanding shares of EUI-DE Series B, (1) amend, alter, waive or repeal, whether by merger, consolidation, combination, reclassification or otherwise, the EUI-DE Certificate, including the EUI-DE Series B Certificate, or the EUI-DE By-laws or any provisions thereof (including the adoption of a new provision thereof); (2) create, authorize or issue any class, series or shares of EUI-DE Preferred Stock or any other class of capital stock ranking either as to payment of dividends, distributions or as to distributions of assets upon Liquidation (as defined in the EUI-DE Series B Certificate) (x) prior to the EUI-DE Series B, or (y) on a parity with the EUI-DE Series B; or (3) increase the size of the Board or Directors beyond 11 members. The EUI-DE Series B Certificate will further provide that a vote of the holders of at least two-thirds of the outstanding shares of EUI-DE Series B, voting separately as one class, shall be necessary to adopt any alteration, amendment or repeal of any provision of this protective provision, in addition to any other vote of stockholders required by law.

         Additionally, the EUI-DE Series B Certificate will provide that so long as 550 Digital Media Ventures Inc. or any of its affiliates owns at least 1,442,308 shares of EUI-DE Series B or EUI-DE

Common Stock (as appropriately adjusted for any stock split, combination, reorganization, reclassification, stock dividend, stock distribution or similar event), EUI-DE shall not, without the written consent or affirmative vote of at least two-thirds of the Board of Directors, (1) enter into an agreement to, or consummate, a reorganization, merger, change of control or consolidation of EUI-DE or sale or other disposition of all or substantially all of the assets of EUI-DE; (2) enter into transactions which result in or require EUI-DE to issue shares of its capital stock in excess of 5% (in any one transaction) or 12.5% (in the aggregate, in a series of transactions commencing on or after October 23, 2001) of EUI-DE's issued and outstanding shares of capital stock; (3) enter into transactions which result in or require EUI-DE to pay (whether in cash, stock or a combination thereof) in excess of 5% (in any one transaction) or 12.5% (in the aggregate, in a series of transactions commencing on or after October 23, 2001) of EUI-DE's then-current market capitalization; (4) increase or decrease the number of authorized shares of capital stock; (5) directly or indirectly declare or pay any dividend or make any other distribution in respect thereof, or directly or indirectly purchase, redeem, repurchase or otherwise acquire any shares of capital stock of EUI-DE or any subsidiary, whether in cash or property or in obligations of EUI-DE or any subsidiary, other than repurchases pursuant to an employee's employment or incentive agreement and upon an employee's termination and at a price not to exceed such employee's cost; or
(6) increase or decrease the size of EUI-DE's Board of Directors; provided that in no event shall the total number of members of the Board of Directors exceed 11.

         The EUI-DE Bylaws will provide that they may be amended by either the Board of Directors or by the holders of at least a majority of the Voting Stock of EUI-DE, subject to the protective provisions in favor of holders of EUI-DE Series A and EUI-DE Series B described above.

         Nevada Law requires most amendments to articles of incorporation to be approved by a company's board of directors, then by the vote of the holders of a majority of a company's Voting Stock, unless the articles of incorporation require a greater percentage of votes. If an amendment would alter any preferences or relative rights of a class or series of outstanding shares, it must be approved by a majority of the outstanding shares of each class or series so affected, regardless of limitations or restrictions on the voting power thereof. Nevada Law gives a board of directors the power to make bylaws, subject to any limitations contained in bylaws adopted by the stockholders. The Company Articles do not contain any provisions requiring a greater percentage of votes for amendment. The Company Bylaws may be amended by a majority vote of the whole Board of Directors of the Company.

BUSINESS COMBINATIONS

         Section 203 of Delaware Law provides that, subject to certain exceptions specified therein, a corporation shall not engage in any business combination with any "interested stockholder" for a three-year period following the date that such stockholder becomes an interested stockholder unless (i) prior to such date, the board of directors of the corporation approved either the business combination or the transaction that resulted in the stockholder becoming an interested stockholder; (ii) upon consummation of the transaction which resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced (excluding shares held by directors who are also officers and employee stock purchase plans in which employee participants do not have the right to determine confidentially whether plan shares will be tendered in a tender or exchange offer); or (iii) on or subsequent to such date, the business combination is approved by the board of directors of the corporation and by the affirmative vote at an annual or special meeting, and not by written consent, of at least 66 2/3% of the outstanding voting stock that is not owned by the interested stockholder. Except as specified in Section 203 of Delaware Law, an interested stockholder is defined to include (a) any person that is the owner of 15% or more of the outstanding voting stock of the corporation or is an affiliate or associate of the corporation and was the owner of 15% or more of the outstanding voting stock of the corporation, at any time within three years immediately prior to the relevant date and (b) the affiliates and associates of any such person.

         Under certain circumstances, Section 203 of Delaware Law may make it more difficult for a person who would be an "interested stockholder" to effect various business combinations with a corporation for a three-year period, although the corporation's certificate of incorporation or stockholders may elect to exclude a corporation from the restrictions imposed thereunder. The EUI-DE Certificate does not exclude EUI-DE from the restrictions imposed under
Section 203 of Delaware Law. It is anticipated that the provisions of Section 203 of Delaware Law may encourage companies interested in acquiring EUI-DE to negotiate in advance with the EUI-DE Board, since the stockholder approval requirement would be avoided if a majority of the directors then in office approve either the business combination or the transaction that results in the stockholder becoming an interested stockholder. EUI-DE does not intend to elect to opt out of the provisions of Section 203 in the proposed EUI-DE Bylaws.

         Nevada Law also prohibits certain business combinations between a corporation and an "interested stockholder" (one beneficially holding, directly or indirectly, at least 10% of the outstanding voting stock) for three years after such person became an interested stockholder unless (a) such interested stockholder, prior to becoming an interested stockholder, obtained the approval of the board of directors of either the business combination or the transaction that resulted in such person becoming an interested stockholder or (b) the board of directors responds affirmatively in writing that it accepts such interested stockholder's good faith proposal regarding the combination. Notwithstanding the foregoing, Nevada Law permits business combinations after the expiration of the three-year period that meet all requirements of the corporation's articles of incorporation and (i) are approved by the board of directors before the interested stockholder became an interested stockholder (or as to which the purchase of shares made by the interested stockholder had been approved by the board of directors before the date of purchase), (ii) are approved by the affirmative vote of the holders of stock representing a majority of the voting stock (excluding voting stock of the interested stockholder and its affiliates and associates) at a meeting called for such purpose no earlier than three years after the interested stockholder became an interested stockholder, or (iii) the form and amount of consideration to be received by stockholders (excluding the interested stockholder) of the corporation satisfy certain tests and, with limited exceptions, the interested stockholder has not become the beneficial owner of additional voting shares of the corporation after becoming an interested stockholder and before the business combination is consummated. A corporation may expressly exclude itself from application of the foregoing business combination provisions of Nevada Law by expressly electing not to be governed by them in its original articles of incorporation or the bylaws of the corporation in effect on the tenth day after an acquiring person acquires a controlling interest, but the Company has not done so.

LIMITATION OF LIABILITY OF DIRECTORS AND OFFICERS

         Under Nevada Law, a director or officer is not individually liable to the corporation or its stockholders for any damages as a result of any act or failure to act in his capacity as a director or officer unless it is proven that the actions of the director or officer constituted a breach of his fiduciary duties as a director or officer and that his breach of those duties involved an intentional misconduct, fraud, or a knowing violation of law. A director may, however, be liable for declaring an unlawful distribution. Under Nevada Law, a director or officer shall not be individually liable for a debt or liability of the corporation unless such director or officer acts as the alter ego of the corporation. A director or officer acts as the alter ego of a corporation if (1) the corporation is influenced and governed by the director or officer; (2) there is such unity of interest and ownership that the corporation and the director or officer are inseparable from each other; and (3) adherence to the corporate fiction of a separate entity would sanction fraud or promote a manifest injustice. The Company Bylaws currently include a provision eliminating liability unless the loss that has resulted from the acts, defaults or omissions of any director or officer has resulted from his own willful misconduct, willful neglect, or gross negligence to the fullest extent now, or hereafter from time to time, permitted under Nevada Law.

         Delaware Law permits a Delaware corporation to include in its certificate of incorporation a provision which eliminates or limits the personal liability of a director (but not an officer) to the corporation or its stockholders for monetary damages for breach of fiduciary duties as a director. The EUI-DE Certificate will include such a provision, providing that a director will not be personally liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under
Section 174 of Delaware Law, which concerns unlawful payments of dividends, stock purchases or redemptions or (iv) for any transaction from which the director derived an improper personal benefit. While these provisions generally provide directors with protection from awards for monetary damages for breaches of their duty of care, they do not eliminate such duty. Accordingly, such provisions will have no effect on the availability of equitable remedies such as an injunction or rescission based on a director's breach of his or her duty of care.

INDEMNIFICATION OF DIRECTORS AND OFFICERS

         Both Nevada Law and Delaware Law permit a corporation to indemnify officers, directors, employees and agents for actions taken in good faith and in a manner they reasonably believed to be in, or not opposed to, the best interests of the corporation, and with respect to any criminal action, which they had no reasonable cause to believe was unlawful. Both states' laws provide that a corporation may advance expenses of defense (upon receipt of a written undertaking to reimburse the corporation if indemnification is not appropriate) and must reimburse a successful defendant for expenses, including attorney's fees, actually and reasonably incurred, and both states permit a corporation to purchase and maintain liability insurance for its directors and officers. Both Delaware Law and Nevada Law provide that indemnification may not be made for any claim, issue or matter as to which a person has been adjudged by a court of competent jurisdiction, after exhaustion of all appeals therefrom, to be liable to the corporation, unless and only to the extent a court determines that the person is entitled to indemnity for such expenses as the court deems proper.

         The EUI-DE Bylaws will provide that each person who is involved in any actual or threatened action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he or she is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, or trustee of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan, will be indemnified and held harmless by the corporation to the fullest extent permitted by Delaware Law, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the corporation to provide broader indemnification rights than said law permitted prior to such amendment); provided that the corporation generally will not provide indemnification with respect to a proceeding initiated by the prospective indemnity unless such proceeding was authorized by the Board of Directors. The indemnification rights to be conferred by the EUI-DE Bylaws are not exclusive of any other right to which a person seeking indemnification may be entitled under any law, the EUI-DE Certificate or agreement, or by vote of stockholders or the disinterested directors or otherwise. The EUI-DE Bylaws will provide that EUI-DE may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of EUI-DE or any director, officer, employee or agent serving, at the request of EUI-DE, for another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not EUI-DE would have the power to indemnify such person against such expense, liability or loss under Delaware Law. Under the Company Bylaws, the Company is, and under the EUI-DE Bylaws, the Company will be, authorized to purchase and maintain insurance on behalf of its directors, officers, employees and agents. The Company Bylaws currently contain provisions intended to eliminate the liability of the Company's directors for monetary damages and to require the Company to indemnify its officers and directors, in each case, to the maximum extent permitted by Nevada Law. The Company Bylaws further provide that the indemnification provisions contained in the Company Bylaws are in addition to, and not in limitation of, all other rights that such person may be entitled as a matter of law, and shall inure to the benefit of his legal representative.

         If the Company effectuates the Reincorporation, the Company may enter into an agreement of indemnification with its directors to provide for indemnification to the fullest extent permitted under Nevada Law and Delaware Law.

         The members of the Board of Directors of the Company have a personal interest in seeing that the Reincorporation is effected and that the limitation on liability and indemnification provisions are included as a part of the EUI-DE Certificate and EUI-DE Bylaws.

JUSTIFIABLE RELIANCE

         The EUI-DE Bylaws will provide that each director, each member of any committee designated by the Board of Directors, and each officer of EUI-DE shall, in the performance of his or her duties, be fully protected in relying in good faith upon the books of account or other records of EUI-DE and upon such information, opinions, reports or statements presented to the Company by any of its officers or employees, or committees of the Board of Directors so designated, or by any other person as to matters which such director or committee member reasonably believes are within such other person's professional or expert competence and who has been selected with reasonable care by or on behalf of EUI-DE.

         The Company Bylaws provide that a director, in relying in good faith upon the books of account of the Company or statements prepared by any of its officials as to the value and amount of the assets, liabilities, and net profits of the Company, or any other facts pertinent to the existence and amount of surplus or other funds from which dividends might properly be declared and paid, shall be fully protected.

CHANGES IN THE COMPANY'S CHARTER AND BYLAWS TO BE EFFECTED BY THE
REINCORPORATION

         Approval of the Merger Agreement by the stockholders will also constitute approval of the EUI-DE Certificate (See Appendix B) and the EUI-DE Bylaws (See Appendix E). The EUI-DE Certificate and EUI-DE Bylaws differ from the Company Articles and the Company Bylaws in certain respects, as described below.

SUMMARY OF SIGNIFICANT DIFFERENCES BETWEEN DELAWARE AND NEVADA CORPORATE LAWS

         The following is a brief summary of certain material differences between Nevada Law and Delaware Law and does not purport to be a complete statement of such laws:

ANNUAL MEETINGS OF STOCKHOLDERS

         The EUI-DE Bylaws will provide that the annual meeting of stockholders shall be within 13 months of the last annual meeting of stockholders or, if no such meeting has been held, the date of incorporation.

         The Company Bylaws provide that the annual meeting of stockholders shall be held at such time and date as the Board of Directors shall designate from time to time by resolution duly adopted.

SPECIAL MEETINGS OF STOCKHOLDERS

         Under Delaware Law, a special meeting of stockholders may be called by the corporation's board of directors or by such persons as may be authorized by the corporation's certificate of incorporation or bylaws. The proposed EUI-DE Bylaws provide that a special meeting may be called at any time by the President, the Chairman or Vice Chairman of the Board of Directors, if any, or the Board of Directors.

         Nevada Law provides that unless otherwise provided in the articles of incorporation or bylaws, a special meeting of stockholders may be called by: (i) a corporation's board of directors; (ii) any two directors; or (iii) the President of the corporation. The Company Articles currently do not include a provision relating to special meetings of the stockholders. The current Company Bylaws provide that a special meeting of stockholders may be called by the President, the Chairman of the Board of Directors, or the Board of Directors, and that a special meeting shall be called by the President or the Chairman of the Board upon the written request of a majority of the stockholders of record holding in the aggregate 51% or more of all outstanding shares of stock of the Company entitled to vote.

NOTICE OF STOCKHOLDER MEETINGS

         The EUI-DE Bylaws will provide that notice of the place, if any, date, and time of all meetings of stockholders shall be given not less than ten nor more than 60 days before the date on which the meeting is to be held, to each stockholder entitled to vote at such meeting, except as otherwise provided herein or required by law (meaning, here and hereinafter, as required from time to time by Delaware Law, EUI-DE Certificate, the EUI-DE Series A Certificate or the EUI-DE Series B Certificate).

         The Company Bylaws provide that notice shall be given by or under the direction of either the President, the Chairman of the Board of Directors, or Secretary at least ten days but not more than 50 days before the date fixed for such meeting.

NOTICE OF ADJOURNMENT OF STOCKHOLDER MEETINGS AND BUSINESS TRANSACTED AT ADJOURNED MEETING; QUORUM

         The EUI-DE Bylaws will provide that if a meeting of stockholders is adjourned due to lack of a quorum and the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting must be given to each stockholder of record entitled to vote at the meeting. In addition, at the adjourned meeting the corporation may transact any business that might have been transacted at the original meeting regardless of whether or not a quorum exists. Under the EUI-DE Bylaws, the holders of a majority of all of the shares of the stock entitled to vote at the meeting, present in person or by proxy, shall constitute a quorum for all purposes, unless or except to the extent that the presence of a larger number may be required by law.

         Under the Company Bylaws, except as may otherwise be required by statute, the presence at any meeting, in person or by proxy, of the holders of record of one-third of the shares then issued and outstanding and entitled to vote constitutes a quorum for the transaction of business.

FIXING DATE FOR DETERMINATION OF STOCKHOLDERS OF RECORD

         The EUI-DE Bylaws will provide that, in order that EUI-DE may determine the stockholders entitled to notice of or to vote at any meeting of stockholders, or to receive payment of any dividend or other distribution or allotment of any rights or to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date on which the resolution fixing the record date is adopted and which record date shall not be more than 60 nor less than 10 days before the date of any meeting of stockholders, nor more than 60 days prior to the time for such other action as hereinbefore described; provided, however, that if no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held, and, for determining stockholders entitled to receive payment of any dividend or other distribution or allotment of rights or to exercise any rights of change, conversion or exchange of stock or for any other purpose, the record date shall be at the close of business on the day on which the Board of Directors adopts a resolution relating thereto.

         The Company Bylaws provide that the Board of Directors may fix a record date for the determination of the stockholders entitled to vote at a meeting. If the Board of Directors does not fix a record date then the record date is set at the close of business on the day next preceding the day on which notice is given to each stockholder entitled to vote at such meeting.

COMMITTEES OF THE BOARD OF DIRECTORS

         Nevada Law and Delaware Law both provide that the board of directors may delegate certain of their duties to one or more committees of the board of directors designated by the board. A Delaware corporation can delegate to a committee of the board of directors, among other things, the authority to nominate candidates for election to the office of director, fill vacancies on the board of directors, authorize the acquisition of the corporation's own stock, declare dividends and authorize the issuance of stock. Similarly, Nevada Law provides that to the extent provided in the resolution of the board or directors or bylaws, committees may exercise the powers of the board of directors in the management of the business and affairs of the corporation. Nevada Law does, however, require at least one director to be a member of each committee.

         The Company Bylaws provide that the Board of Directors may designate one or more committees, including an Executive Committee, each consisting of one or more directors. Under the Company Bylaws, any such committee, to the extent provided in the resolution and except as may otherwise be provided by statute, shall have and may exercise the powers of the Board of Directors in the management of the business and affairs of the Company. The designation of such committee and the delegation thereto of authority shall not operate to relieve the Board of Directors, or any member thereof, of any responsibility imposed upon it or him by law. If there are more than two members on such committee, a majority of any such committee may determine its action and may fix the time and place of its meetings, unless provided otherwise by the Board. If there are only two members, unanimity of action shall be required. Committee action may be by way of a written consent signed by all committee members. Except as otherwise prescribed by the Board of Directors, each committee may adopt such rules and regulations governing its proceedings, quorum, and manner of acting as it shall deem proper and desirable.

PLACE OF MEETINGS AND CHANGE IN TIME OR PLACE OF MEETINGS

         The Company Bylaws provide that the meetings of the Company shall be held at the Company's principal office or any other location within or outside the state of Nevada upon the discretion of the Board of Directors. All stockholders must be given at least 20 days prior written notice of any change in time or place of the meeting. The EUI-DE Bylaws are silent on both of these issues.

AMENDMENT OR REPEAL OF THE EUI-DE CERTIFICATE

         Under Delaware Law, all amendments to the certificate of incorporation must be approved by the board of directors and, unless the certificate of incorporation otherwise provides, amendments to the certificate of incorporation also generally require the approval of the holders of a majority of the outstanding stock entitled to vote thereon. In addition, under Delaware Law, if the amendment would increase or decrease the par value of such shares or would adversely affect the rights, powers or preferences of such class or series, a majority of the outstanding stock of such class or series also would have to approve the amendment. Delaware Law also requires such a class vote to change the authorized number of shares of a class unless such vote is eliminated in the certificate of incorporation, as it is in the EUI-DE Certificate with respect to any increase in the authorized number of shares of EUI-DE Preferred Stock. To amend the articles of incorporation under Nevada Law, once stock has been issued, the board of directors must adopt a resolution setting forth the proposed amendment and declaring that the board believes the amendment is advisable. The stockholders must then meet and approve the amendment by a majority of all the votes entitled to be cast, unless the articles of incorporation require a greater vote. If the amendment would adversely alter or change any preference or any other relative or other right given to any class or series of outstanding shares, then a majority of the outstanding stock of such class or series also would have to approve the amendment. The Company Articles currently do not provide for a greater vote. See "Changes in the Company's Charter and Bylaws to be Effected by the Reincorporation."

AMENDMENTS TO EUI-DE BYLAWS

         Under Delaware Law, directors may amend the bylaws of a corporation only if such right is expressly conferred upon the directors in its certificate of incorporation. Under Nevada Law, a corporation's board of directors may amend or repeal the bylaws unless such power is expressly reserved to the stockholders in the articles of incorporation or the bylaws, or the stockholders expressly provide in amending or repealing all or any part of the bylaws that the board of directors may not amend or repeal the affected bylaws. The proposed EUI-DE Certificate permits the Board of Directors to adopt, alter or amend the proposed EUI-DE Bylaws. The current Company Articles provide the Board of Directors with the authority to make, alter or amend the Company Bylaws.

         The EUI-DE Bylaws will provide that the EUI-DE Bylaws may be amended or repealed by the Board of Directors at any meeting or by the stockholders at any meeting. The Company Bylaws provide that a majority vote of the whole Board of Directors at any meeting of the Board is required to amend or repeal any provision of the Company Bylaws.

VOTE REQUIRED FOR MERGERS

         Nevada Law provides that the sale, lease, exchange or disposal of all of the assets of a Nevada corporation, as well as any plan of merger, conversion or exchange generally, must be recommended by the Board of Directors and approved by a vote of a majority of the shares of each class of the stock of the corporation entitled to vote on such matters. Under Nevada Law, the vote of the stockholders of a corporation surviving a merger is not required if: (i) the articles of incorporation of the surviving corporation will not substantially differ from its articles of incorporation before the merger; (ii) each stockholder of the surviving corporation before the effective date of the merger will hold the same number of shares, with identical designations, preferences, limitations and relative rights immediately after the merger; and (iii) the number of voting or participating shares outstanding immediately after the merger, plus the number of voting or participating shares issued as a result of the merger, either by the conversion of securities issued pursuant to the merger or the exercise of rights and warrants issued pursuant to the merger, will not exceed by more than 20% the total number of voting or participating shares of the surviving corporation outstanding immediately before the merger. Delaware Law has a similar provision requiring stockholder approval in the case of a merger or a sale, lease or exchange of all or substantially all of the corporation's assets. However, Delaware Law does not require separate class votes in a merger. In addition, with respect to mergers that do not require the vote of the corporation's stockholders, Delaware Law also requires that there be no change to the certificate of incorporation and that either no shares of common stock of the surviving corporation and no shares, securities or obligations convertible into such stock are to be issued or delivered under the plan of merger or the authorized unissued shares or the treasury shares of common stock of the surviving corporation to be issued or delivered under the plan of merger, plus those initially issuable upon conversion of any other shares, securities or obligations to be issued or delivered under such plan, do not exceed 20% of the shares of common stock of such constituent corporation outstanding immediately prior to the effective date of the merger.

STOCK REDEMPTIONS AND REPURCHASES

         Both Delaware and Nevada corporations may generally purchase or redeem their own shares of capital stock. Under Delaware Law, a Delaware corporation may purchase or redeem its own shares of capital stock, except when the capital of the corporation is impaired or when such purchase or redemption would cause any impairment of the capital of the corporation. Nevada Law does not impose restrictions or specific guidelines on the redemption of stock.

PROXIES

         Under Delaware Law, a proxy executed by a stockholder will remain valid for a period of three years unless the proxy provides for a longer period. Under Nevada Law, a proxy is effective only for a period of six months, unless it is coupled with an interest, or unless the stockholder specifies in the proxy the length of time for which it is to continue in force, which may not exceed seven years from the date the proxy is created. The EUI-DE Bylaws will not specify a time duration for proxies. The Company Bylaws provide that no proxy shall be voted on after 11 months from its date, unless the proxy provides for a longer period.

CONSIDERATION FOR STOCK

         Under Nevada Law, a corporation may issue its capital stock only in return for certain tangible or intangible property or benefit to the corporation, including, but not limited to, cash, promissory notes, services performed, promises to perform services evidenced by a written contract, or other securities of the corporation. Shares may be issued for less than par value under Nevada Law. Under Nevada Law, a corporation may accept as consideration for its stock any amount of tangible or intangible property authorized by the board of directors, including but not limited to cash, promissory notes, services performed, contracts for services to be performed or other securities of a corporation. Under Delaware Law, a corporation must receive as consideration for its stock cash, real or personal property, leases of real property or past services, or a combination of the foregoing, in an amount not less than the par value of the shares being issued. The balance of the purchase price, if any, may be paid in such consideration or in the form of a binding obligation of the subscriber.

STOCKHOLDERS' RIGHTS TO EXAMINE BOOKS AND RECORDS

         Delaware Law provides that any stockholder of record may, in a written demand made under oath, demand to examine the corporation's books and records for a proper purpose reasonably related to such person's interest as a stockholder. If management of the corporation refuses, the stockholder can compel an examination by court order. Under Nevada Law, any stockholder (or attorney or agent of stockholder) who owns at least 15% of the outstanding shares of the corporation's capital stock, or who has been authorized in writing by the holders of 15% of the outstanding shares of the corporation's capital stock, upon at least five days' written demand, may inspect, copy and audit the books of account and all financial records of the corporation. However, only a stockholder whose demand is made with a proper purpose may undertake any such inspection or audit. Under Nevada Law, if any officer or agent keeping records in Nevada refuses to allow a stockholder of a corporation to inspect or audit the corporation's books of account and financial records, the corporation shall forfeit to the State of Nevada the sum of $100 for each day that the corporation refuses. The corporation and officer or agent of the corporation are jointly and severally liable to the stockholder for all damages incurred by the stockholder. There is no such corresponding provision in Delaware Law.

         With regard to the stockholders list, the EUI-DE Bylaws will provide that a complete list of stockholders entitled to vote at any meeting of stockholders shall be open to the examination of any such stockholder for a period of at least ten days prior to the meeting in the manner provided by law. Under the proposed EUI-DE Bylaws, the list shall also be open to the examination of any stockholder during the whole time of the meeting as provided by law.

         The Company Bylaws provide that a complete list of the stockholders entitled to vote at such meeting shall be open to the examination of any stockholder during ordinary business hours, for a period of at least ten days prior to each annual meeting. The list shall also be open to the examination of any stockholder during the whole time of the annual meeting.

DIVIDENDS

         Delaware Law provides that a corporation may pay dividends out of surplus. If there is no surplus, dividends may also be paid out of the corporation's net profits for the present or preceding fiscal year (or both), provided that there remains in the stated capital account an amount equal to the par value represented by all shares of the corporation's stock having a distribution preference. Nevada Law provides that dividends may be paid, unless after giving effect to such distribution, the corporation would not be able to pay its debts as they come due in the usual course of business. Nevada Law further provides that, except as otherwise specifically allowed by a corporation's articles of incorporation, no distribution shall be made if a corporation's total assets would be less than the sum of its total liabilities, plus the amount needed to satisfy preferential distributions. The Company Bylaws provide that, subject to Nevada Law, the Board of Directors of the Company may declare and pay dividends upon the shares of the capital stock of the Company. Before the payment of any dividend (payable in cash, in property, or in shares of the capital stock of the Company), the directors of the Company may set apart out of any of the funds of the Company available for dividends a reserve or reserves for any proper purpose, and the directors may abolish any such reserve in the manner in which it was created. Other than to state that the Board of Directors of EUI-DE must set a record date for determining the stockholders entitled to receive a dividend, the EUI-DE Bylaws will not contain a provision regarding dividend rights of stockholders.

CORPORATE ACTION WITHOUT A STOCKHOLDER MEETING

         Delaware Law and Nevada Law both permit corporate action without a meeting of stockholders upon the written consent of the holders of that number of shares necessary to authorize the proposed corporate action being taken, unless the certificate of incorporation or articles of incorporation, respectively, expressly provide otherwise. In the event such proposed corporate action is taken without a meeting by less than the unanimous written consent of stockholders, Delaware Law requires that prompt notice of the taking of such action be sent to those stockholders who have not consented in writing. Nevada Law provides that such notice must be given within 10 days of the date such stockholder authorization is granted.

         The EUI-DE Certificate does not restrict the ability of stockholders to act by written consent, and therefore the stockholders of EUI-DE will be able to take action by written consent under Delaware Law as described above.

         The Company Bylaws provide that unanimous written consent of all stockholders who would have been entitled to vote upon a corporate action if such meeting were held is necessary for such action to be authorized without a meeting.

FEDERAL INCOME TAX CONSEQUENCES

         The following description of federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the "Code"), and applicable Treasury regulations promulgated thereunder, judicial authority and current administrative rulings and practices as in effect on the date of this statement. This discussion should not be considered tax or investment advice. In particular, this discussion does not address the tax treatment of special classes of stockholders, such as banks, insurance companies, tax-exempt entities and foreign persons. Stockholders desiring to know their individual federal, state, local and foreign tax consequences should consult their own tax advisors.

         The Reincorporation is intended to qualify as a tax-free reorganization under Section 368(a)(1)(F) or 368(a)(1)(A) of the Code. Assuming such tax treatment, no taxable income, gain, or loss will be recognized by the Company or the stockholders as a result of the exchange of shares of Company Common Stock for shares of EUI-DE Common Stock upon consummation of the transaction.

         The conversion of each share of the Company Common Stock into one share of EUI-DE Common Stock will be a tax-free transaction, and the holding period and tax basis of Company Common Stock will be carried over to a portion of EUI-DE Common Stock received in exchange therefor. The conversion of each share of the Company's Preferred Stock into one share of EUI-DE Preferred Stock will be a tax free transaction, and the holding period and tax basis of the Company Preferred Stock will be carried over to a portion of the EUI-DE Preferred Stock received in exchange therefor.

SECURITIES ACT CONSEQUENCES

         The shares of EUI-DE Common Stock to be issued in exchange for shares of Company Common Stock are not being registered under the Securities Act of 1933, as amended (the "1933 Act"). In that regard, EUI-DE is relying on Rule 145(a)(2) under the 1933 Act (the "Rule), which provides that a merger which has "as its sole purpose" a change in the domicile of a corporation does not involve the sale of securities for purposes of the 1933 Act, and on interpretations of the Rule by the Securities and Exchange Commission (the "Commission"), which indicate that the making of certain changes in the surviving corporation's charter documents that could otherwise be made only with the approval of the stockholders of either corporation does not render Rule 145(a)(2) inapplicable.

         After the Reincorporation, EUI-DE will be a publicly-held company, EUI-DE Common Stock will be listed for trading on the Nasdaq Small Cap Market, and EUI-DE will file periodic reports and other documents with the Commission and provide to its stockholders the same types of information that the Company has previously filed and provided. Stockholders whose Company Common Stock is freely tradable before the Reincorporation will have freely tradable shares of EUI-DE Common Stock. Stockholders holding restricted shares of Company Common Stock will have shares of EUI-DE Common Stock that are subject to the same restrictions on transfer as those to which their present shares of Company Common Stock are subject, and their stock certificates, if surrendered for replacement certificates representing shares of EUI-DE Common Stock, will bear the same restrictive legend as appears on their present stock certificates. For purposes of computing compliance with the holding period requirement of Rule 144 under the 1933 Act, stockholders will be deemed to have acquired their shares of EUI-DE Common Stock on the date they acquired their shares of Company Common Stock. In summary, EUI-DE and its stockholders will be in the same respective positions under the federal securities laws after the Reincorporation as were the Company and the stockholders prior to the Reincorporation.

DISSENTERS' RIGHTS OF APPRAISAL

         Nevada Law generally provides that stockholders may have dissenters' rights in connection with a plan of merger in which the approval of the corporation's stockholders is required. However, Nevada Law provides that there is no right of dissent with respect to a plan of merger, such as the Reincorporation, in favor of holders of any class or series which, at the record date for the stockholders' meeting to approve the plan, were either: (i) listed on a national securities exchange or designated as a national market system security by the National Association of Securities Dealers ("NASD"), or (ii) held by at least 2,000 stockholders of record, as that term is defined in
Section 92A.330 of Nevada Law. The Company Common Stock is listed for trading on the Nasdaq Small Cap Market. Additionally, as of the Record Date, the Company had approximately 179 stockholders of record.

         Because the Company is listed on the Nasdaq Small Cap Market and not the Nasdaq National Market System, the Company does not qualify for the exemption from dissenters' rights pursuant to Section 92A.390 of Nevada Law. The Company therefore believes that stockholders are entitled to dissenters' or appraisal rights relating to the Reincorporation. As such, attached as Appendix F are the dissenters' rights statutes under Nevada Law.

         If the Merger Agreement is approved, dissenting stockholders of the Company may be entitled to assert dissenters' rights under NRS 92A.300 to 92A.500, inclusive. A brief summary of dissenter's rights is provided below. Any stockholder considering the use of dissenters' rights should read Appendix F carefully, and should not rely only on the following, which is only a partial summary.

         Any stockholder wanting to exercise dissenters' rights must deliver written notice to the Company, before the date of the Annual Meeting, or at the Annual Meeting before the Merger Agreement is voted upon, stating that the stockholder intends to demand payment for his, her or its shares of Company Common Stock or Company Preferred Stock if the Merger Agreement is approved (NRS 92A.420.1(a)). In addition, the stockholder must not vote his, her or its shares in favor of the Merger Agreement (NRS 92A.420.1(b)). Notices transmitted before the meeting should be addressed to eUniverse, Inc., Attention: Christopher Lipp, Secretary, Vice President and General Counsel, 6060 Center Drive, Suite 300, Los Angeles, California 90045. At the Annual Meeting, notices may be handed to Mr. Lipp. Stockholders who vote in favor of the Merger Agreement will be deemed to have waived their dissenter's rights.

         A stockholder whose shares of Company Common Stock or Company Preferred Stock are held in "street name" or in the name of anyone other than the stockholder must obtain written consent from the person or firm in whose name the shares are registered, allowing the stockholder to file the notice demanding payment for the shares in question, and must deliver the consent to the Company no later than the time that dissenter's rights are asserted (NRS 92A.400.2(a)). Also, the dissent must be asserted as to all shares of Company Common Stock or Company Preferred Stock that the stockholder beneficially owns or has power to vote at the Annual Meeting. (NRS 92A.400.2(b)).

         Any stockholder who does not complete the requirements of NRS 92A.400 and 92A.420.1(a) and (b) as described above is not entitled to payment for his, her or its shares of Company Common Stock or Company Preferred Stock (NRS 92A.420.2).

         Under Delaware Law, stockholders of a Delaware corporation have appraisal rights in a merger or consolidation, except for certain mergers and consolidations not requiring any vote by the stockholders, with respect to any shares other than shares either listed on a national securities exchange, designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, or held of record by more than 2,000 holders (for purposes of this paragraph, a "public corporation"). However, even with respect to shares so listed, designated or held, appraisal rights are available if, pursuant to the agreement of merger or consolidation, a stockholder is required to receive in exchange for his or her shares anything other than stock of the surviving corporation, stock of a public corporation or cash in lieu of fractional shares. When appraisal rights are available and are properly exercised in accordance with Delaware Law, the stockholder exercising such rights is entitled to receive the fair value in cash of the shares with respect to which appraisal rights were exercised, in lieu of the consideration that the stockholder would otherwise have been entitled to receive as a result of the merger of consolidation that gave rise to appraisal rights.

ABANDONMENT

         Notwithstanding a favorable vote of the stockholders, the Company reserves the right by action of the Board of Directors to abandon the Reincorporation prior to effectiveness of the Reincorporation if it determines that such abandonment is in the best interests of the Company. The Board of Directors has made no determination as to any circumstances that may prompt a decision to abandon the Reincorporation.

APPROVAL BY STOCKHOLDERS OF THE REINCORPORATION WILL CONSTITUTE APPROVAL OF THE MERGER AGREEMENT, THE EUI-DE CERTIFICATE AND THE EUI-DE BYLAWS

RECOMMENDATION OF THE BOARD OF DIRECTORS

         Under the Company Articles and pursuant to Nevada Law, the Reincorporation of the Company in Delaware must be approved by the affirmative vote of at least a majority of the shares of Company Common Stock or Company Preferred Stock present in person or by proxy at the Annual Meeting and entitled to vote at the Annual Meeting.

         THE eUNIVERSE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" APPROVAL OF THE AGREEMENT AND PLAN OF MERGER AND A CHANGE IN THE COMPANY'S STATE OF INCORPORATION FROM NEVADA TO DELAWARE.

              ITEM 3. APPROVAL OF 2002 EMPLOYEE STOCK PURCHASE PLAN

         On August 9, 2002, the Board of Directors adopted the eUniverse 2002 Employee Stock Purchase Plan (the "Plan") attached hereto as Appendix E, to be effective upon approval by the Company's stockholders. At the Annual Meeting, the Company's stockholders are being asked to approve the Plan and the reservation of a total of 250,000 shares for issuance thereunder for the purpose of qualifying such shares for special tax treatment under Section 423(b) of the Internal Revenue Code of 1986, as amended (the "Code"). The Board of Directors joins with eUniverse's management in asking for your support of this proposal. The purpose of the Plan is to provide an additional incentive for the Company's employees to further the growth, development and financial success of the Company by personally benefiting through the ownership of the Company stock and to enable the Company to continue to attract and retain the services of employees contributing to the Company's performance by offering them an opportunity to own our stock. The Plan provides eligible employees of the Company and its participating subsidiaries with the opportunity to purchase Common Stock through payroll deductions. Approval of the Plan requires the affirmative vote of a majority of the shares of the Company's common stock ("Common Stock") present or represented by proxy and entitled to vote at the meeting.

         Number of Shares. A total of 250,000 shares of Common Stock have been initially reserved for issuance pursuant to the Plan. Under the Plan, at the beginning of each fiscal year, the Board of Directors may increase the number of shares of Common Stock available for issuance under the Plan. At the Board of Directors' discretion, the number, kind and purchase price of shares of Common Stock available under the Plan may be proportionately adjusted in the event of any reorganization, recapitalization, stock split, reverse stock split, stock dividend, combination of shares, merger, consolidation, offering of rights or other similar change in the capital structure of the Company.

         Administration. The Compensation Committee of the Company's Board of Directors (the "Committee") administers the Plan. The Committee has the power to supervise the administration of the Plan and to control its operation in accordance with the terms of the Plan, including the exercise price, the number of shares subject to each option, and the exercisability of the options.

         Eligibility and Enrollment. The Committee, in its sole discretion, may from time to time grant options to purchase shares of Common Stock to any number of employees of the Company (or any subsidiary). In order to enroll, an eligible employee must complete, sign and submit to the Company an enrollment form in such form, manner and by such date (an "Enrollment Date") as may be specified by the Committee from time to time. A participant may elect to have withholding equal to a whole percentage from 1% to 15% (or such lesser percentage that the Committee may establish from time to time for all options to be granted on any Enrollment Date). The Company shall maintain an account for each participant. All amounts withheld shall be after-tax dollars. Participants are encouraged to seek professional tax advice when exercising options under the Plan. A participant may elect to increase or decrease his or her rate of payroll withholding by submitting a new enrollment form in accordance with such procedures the Committee may establish from time to time.

         Options. On each Enrollment Date on which the participant enrolls or re-enrolls in the Plan, he or she shall be granted an option to purchase shares of Common Stock (the "Grant Date"). The Committee (in its discretion and on a uniform and nondiscriminatory basis) from time to time prior to an Enrollment Date for all options to be granted on such Enrollment Date shall determine dates that options may be exercised for the purchase of share of Common Stock (collectively, "Purchase Dates"). On each Purchase Date, the funds then credited to each participant's account shall be used to purchase whole shares of Common Stock. Any cash remaining after whole shares of Common Stock have been purchased shall be carried forward in the participant's account for the purchase of shares on the next Purchase Date. The price per share of the shares of Common Stock purchased under any option granted under the Plan shall be eighty-five percent (85%) of the closing price per share of Common Stock on the Purchase Date on the NASDAQ SmallCap or National Market System, or other exchange on which the shares of Common Stock are then listed.

         Each option granted under the Plan shall expire on the earliest to occur of (a) the completion of the purchase of shares on the last Purchase Date occurring within 27 months of the Grant Date of such option, (b) such shorter option period as may be established by the Committee from time to time prior to an Enrollment Date for all options to be granted on such Enrollment Date, or (c) the date on which the participant ceases to be such for any reason. An eligible employee's participation in the Plan shall immediately cease upon his or her termination of employment from the Company, and all amounts then credited to such employee's account shall be distributed to him or her, without interest thereon.

         Transferability of Options. The Plan generally does not allow for the transfer of options other than by will or the laws of descent and distribution pursuant to approved beneficiary designation procedures. Only the employee may exercise his or her options during his or her lifetime.

         Amendment, Suspension or Termination. The Plan will terminate on October 23, 2012. The Board of Directors, in its sole discretion, may amend or terminate the Plan, or any part thereof, at any time and for any reason.

                         Federal Income Tax Information

         The following discussion summarizes U.S. federal income tax treatment of options granted under the Plan under federal tax laws currently in effect. The rules governing the tax treatment of options are quite technical and the following discussion is necessarily general in nature and does not purport to be complete. The statutory provisions and interpretations described below are, of course, subject to change, and their application may vary in individual circumstances. Participants in the Plan are encouraged to seek professional tax advice when exercising options under the Plan or selling stock acquired by exercising such options.

         Rights granted under the Purchase Plan are intended to qualify for favorable federal income tax treatment associated with rights granted under an employee stock purchase plan which qualifies under Section 423(b) of the Code.

         A participant will be taxed on amounts withheld for the purchase of shares of Common Stock as if such amounts were actually received. Other than this, no income will be taxable to a participant until disposition of the acquired shares, and the method of taxation will depend upon the holding period of the acquired shares.

         If the stock is disposed of more than two years after the beginning of the offering period and more than one year after the stock is transferred to the participant, or if a participant dies while holding the stock, then the lesser of (i) the excess of the sales price of the stock over the exercise price or
(ii) the excess of the fair market value of the stock as of the beginning of the offering period over the exercise price will be treated as ordinary income in the year of the disposition or death. If the option price is not fixed and determinable at the time the option is granted, then for purposes of clause
(ii), the exercise price is determined as if the option were exercised at that time. Any further gain or any loss will be taxed as a long-term capital gain or loss. Long-term capital gains currently are subject to lower tax rates than ordinary income.

         If the stock is sold or disposed of before the expiration of either of the holding periods described above (a "disqualifying disposition"), then the excess of the fair market value of the stock on the exercise date over the exercise price will be treated as ordinary income at the time of such disposition. The balance of any gain will be treated as capital gain. Even if the stock is later disposed of for less than its fair market value on the exercise date, the same amount of ordinary income is attributed to the participant, and a capital loss is recognized equal to the difference between the sales price and the fair market value of the stock on such exercise date. Any capital gain or loss will be short-term or long-term, depending on how long the stock has been held. Capital losses may be used to offset capital gains, and up to $3,000 of ordinary income in any tax year. Thus, it is possible that any capital loss recognized on a disqualifying disposition of the stock may not wholly offset the ordinary income resulting from such disposition.

         There are no federal income tax consequences to the Company by reason of the grant or exercise of rights under the Plan. We are entitled to a deduction to the extent amounts are taxed as ordinary income to a participant (subject to the requirement of reasonableness and the satisfaction of tax reporting obligations).

         The foregoing is only a summary of the effect of federal income taxation upon the participant and the Company with respect to the options granted under the Plan. It does not purport to be complete and does not discuss the tax consequences arising in the context of a participant's death or the income tax laws of any municipality, state or foreign country in which the participant's income or gain may be taxable.

         The foregoing is only a summary of the Plan and is qualified in its entirety by reference to its full text, a copy of which is attached hereto as Appendix E.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" ADOPTION OF THE eUNIVERSE 2002 EMPLOYEE STOCK PURCHASE PLAN.


                          ITEM 4. APPROVAL OF AUDITORS

         Subject to stockholder ratification, the Board of Directors, upon recommendation of the Audit Committee, has reappointed the firm of Merdinger, Fruchter, Rosen & Corso, P.C., independent auditors, to audit the consolidated financial statements for the fiscal year ending March 31, 2002. Merdinger, Fruchter, Rosen & Corso, P.C. has served as the Company's independent auditors since April 29, 1999. The Board of Directors, in its discretion, upon recommendation of the Audit Committee, may direct appointment of new independent auditors at any time during the year, if the Board of Directors feels that such a change would be in the best interests of the Company and its stockholders. Representatives of Merdinger, Fruchter, Rosen & Corso, P.C. are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they desire to do so, and will be available to respond to questions. The Audit Committee has considered and believes that the provision of services described below is compatible with maintaining the independence of Merdinger, Fruchter, Rosen & Corso, P.C.

Audit Fees

         The aggregate fees billed for professional services rendered by Merdinger, Fruchter, Rosen & Corso, P.C., for the audit of the Company's annual financial statements for the most recent fiscal year and the reviews of the financial statements included in the Company's Forms 10-Q for that fiscal year were $90,000.00.

Financial Information Systems Design and Implementation Fees

         The aggregate fees billed for the professional services with respect to financial information systems design and implementation rendered by Merdinger, Fruchter, Rosen & Corso, P.C. for the most recent fiscal year were $0.00.

All Other Fees

         The aggregate fees billed for services rendered by Merdinger, Fruchter, Rosen & Corso, P.C., other than the services described above, for the most recent fiscal year were $0.00.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" SUCH RATIFICATION AND YOUR PROXY WILL BE SO VOTED UNLESS YOU SPECIFY OTHERWISE. IF THE STOCKHOLDERS DO NOT RATIFY THIS APPOINTMENT, OTHER CERTIFIED PUBLIC ACCOUNTANTS WILL BE APPOINTED BY THE BOARD UPON RECOMMENDATION OF THE AUDIT COMMITTEE.


Other Business

         Management knows of no other matters that may properly be, or are likely to be, brought before the meeting. If other proper matters are introduced, the individuals named as Proxies on the enclosed Proxy card will vote shares it represents. Stockholders who intend to present an item of business at the 2003 Annual Meeting of Stockholders (other than a proposal submitted for inclusion in the Company's proxy materials) must provide notice of such business to the company's secretary no earlier than June 23, 2003 and no later than August 22, 2003.

Stockholder Proposals

         Stockholder proposals may be submitted for inclusion in eUniverse's 2003 proxy material after the 2002 Annual Meeting but must be received by May 29, 2003. Proposals should be sent via registered, certified, or express mail to: Office of the Secretary, eUniverse, Inc., 6060 Center Drive, Suite 300, Los Angeles, California 90045.

         Management carefully considers all proposals and suggestions from stockholders. When adoption is clearly in the best interest of eUniverse and our stockholders, and can be accomplished without stockholder approval, the proposal is implemented without inclusion in the proxy material.

Proxies and Voting at the Meeting

         The common stock, $.001 par value, Series A 6% Convertible Preferred Stock, $.10 par value, and Series B Convertible Preferred Stock, $.10 par value, are eUniverse's only classes of security entitled to vote at the Annual Meeting. Each common stockholder of record at the close of business on September 12, 2002 (the "Record Date") is entitled to one vote for each share of common stock held. Each Series A preferred stockholder of record at the close of business on the Record Date is entitled to 1.205 votes for each share of Series A Preferred Stock held, and each Series B preferred stockholder of record at the close of business on the Record Date is entitled to one vote for each share of Series B Preferred Stock held. On the Record Date, there were 24,600,496 common shares outstanding and entitled to be voted, 495,858 equivalent common shares held by Series A preferred stockholders on an as-converted basis, and 1,923,077 equivalent common shares held by Series B preferred stockholders on an as-converted basis, for an aggregate of 27,019,431 votes.

         Directors nominated by the Board are elected by a plurality of votes cast. A majority of the votes cast is required to ratify the appointment of auditors, to approve the Delaware reincorporation, to approve the eUniverse 2002 Employee Stock Purchase Plan, and to recommend that the Board consider adoption of a stockholder proposal. Under the law of Nevada, eUniverse's state of incorporation, "votes cast" at a meeting of stockholders by the holders of shares entitled to vote are determinative of the outcome of the matter subject to vote. Abstentions, broker non-votes, and withheld votes will not be considered "votes cast" based on current state law requirements and eUniverse's Certificate of Incorporation and By-laws.

         All stockholder meeting proxies, ballots, and tabulations that identify individual stockholders are kept secret, and no such document shall be available for examination, nor shall the identity or the vote of any stockholder be disclosed except as may be necessary to meet legal requirements under the laws of Nevada, eUniverse's state of incorporation. Votes are counted by employees of Corporate Stock Transfer, Inc., eUniverse's independent transfer agent and registrar, and certified by the Inspectors of Election who are employees of Corporate Stock Transfer, Inc.

         Shares cannot be voted unless a signed proxy card is returned, or other specific arrangements are made to have shares represented at the meeting. Any stockholder giving a proxy may revoke it at any time before it is voted by giving notice of revocation in writing to the Corporate Secretary, by duly executing and delivering to the Corporate Secretary a proxy bearing a later date or by voting in person at the Annual Meeting. If a stockholder who has executed and returned a proxy card is present at the meeting and wishes to vote in person, he or she may elect to do so; and any such vote in person will automatically revoke the power of the proxy holder to vote his or her proxy.

         Stockholders are encouraged to specify their choices by marking the appropriate boxes on the enclosed proxy card. Shares will be voted in accordance with such instructions. However, it is not necessary to mark any boxes if you wish to vote in accordance with the Board of Directors' recommendations; merely sign, date, and return the proxy card in the enclosed envelope.

         Solicitation of proxies is being made by eUniverse through the mail. The cost thereof will be borne by eUniverse. In addition, management has retained Corporate Stock Transfer, Inc. to assist in soliciting proxies for a fee of approximately $600, plus reasonable out-of-pocket expenses.

                          CHRISTOPHER S. LIPP
                          Secretary, Sr. Vice President & General Counsel

October __, 2002

                                                                     Appendix A


                          AGREEMENT AND PLAN OF MERGER

                                     BETWEEN

                                eUNIVERSE, INC.,
                              a Nevada corporation

                                       AND

                                eUNIVERSE, INC.,
                             a Delaware corporation

         AGREEMENT AND PLAN OF MERGER (this "Agreement") made by and between eUniverse, Inc., a Nevada corporation ("EUI-NV"), and eUniverse, Inc., a Delaware corporation and a wholly-owned subsidiary of EUI-NV ("EUI-DE"), which corporations are sometimes referred to herein individually as a "Constituent Corporation" and collectively as "Constituent Corporations," and which each have an address of 6060 Center Drive, Suite 300, Los Angeles, California 90045.

                              W I T N E S S E T H:

         WHEREAS, the Board of Directors of EUI-NV has determined to reincorporate EUI-NV in the State of Delaware under the name eUniverse, Inc. (the "Reincorporation");

         WHEREAS, EUI-NV is authorized to issue two hundred fifty million (250,000,000) shares of Common Stock, $.001 par value (the "EUI-NV Common Stock") and forty million (40,000,000) shares of Preferred Stock, $.10 par value (the "EUI-NV Preferred Stock"), of which ten million (10,000,000) shares are designated as Series A 6% Convertible Preferred Stock, $.10 par value (the "EUI-NV Series A"), and four million ninety-eight thousand three hundred thirty-five (4,098,335) shares are designated as Series B Convertible Preferred Stock, $.10 par value (the "EUI-NV Series B") (the EUI-NV Common Stock and EUI-NV Preferred Stock are referred to, collectively, as the "EUI-NV Capital Stock");

         WHEREAS, the Board of Directors of each of EUI-NV and EUI-DE has determined to implement the Reincorporation by effecting the merger (the "Merger") of EUI-NV with and into EUI-DE (hereinafter, in such capacity, sometimes referred to as the Surviving Corporation) as permitted by the Delaware General Corporation Law ("DGCL") and Chapter 92A of the Nevada Revised Statutes ("NRS"), under and pursuant to the terms hereinafter set forth;

         WHEREAS, as a result of the Merger, each share of EUI-NV Capital Stock issued and outstanding or held by EUI-NV immediately prior to the Merger will be converted into the right to receive a like share of stock of EUI-DE;

         WHEREAS, the Board of Directors of each of EUI-NV and EUI-DE has determined that this Agreement is advisable and in the best interests of each of the Constituent Corporations and its stockholders; and

         WHEREAS, it is intended that the Merger will qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended, and the rules and regulations promulgated thereunder;

         NOW THEREFORE, the parties hereto agree as follows:


                                    ARTICLE I

                                   THE MERGER

         Section 1.1. The Merger. Upon the terms and subject to the conditions of this Agreement and in accordance with the DGCL and the NRS, at the Effective Time, as hereinafter defined, EUI-NV shall be merged with and into EUI-DE. As result of the Merger, the separate corporate existence of EUI-NV shall cease and EUI-DE shall continue as the Surviving Corporation of the Merger.

         Section 1.2. Effective Time. The effective time and date of the Merger, herein referred to as the "Effective Time," shall be the time at which an appropriate Certificate of Merger relating to the Merger is filed in the office of the Secretary of State of the State of Delaware in accordance with the provisions of Section 252 of the DGCL and appropriate Articles of Merger relating to the Merger are filed in the office of the Secretary of State of the State of Nevada in accordance with Section 92A.240 of the NRS, or such later time as is determined by EUI-NV and EUI-DE and stated in such Certificate of Merger and Articles of Merger.

         Section 1.3. Effects of the Merger. At the Effective Time, the separate existence of EUI-NV shall cease, and the Surviving Corporation shall succeed, without other transfer, to all the rights and property of EUI-NV and shall be subject to all the debts and liabilities of EUI-NV as provided under applicable law. No liability or obligation due or to become due, claim or demand for any cause existing against either Constituent Corporation, or any director, officer, or employee thereof, shall be released or impaired by the Merger. No action or proceeding, whether civil or criminal, then pending by or against either Constituent Corporation or any director, officer, or employee hereof shall abate or be discontinued by the Merger, but may be enforced, prosecuted, defended or settled or compromised as if the Merger had not occurred or the Constituent Corporations may be substituted in any action or proceeding in place of either Constituent Corporation. If at any time the Surviving Corporation shall consider or be advised that any further assignments, conveyances or assurances in law are necessary or desirable to vest, perfect or confirm of record in the Surviving Corporation the title to any property or rights of the Constituent Corporations, or otherwise to carry out the provisions hereof, the proper officers of the Constituent Corporations, as of the Effective Time, shall execute and deliver any and all things necessary or proper to vest, perfect or confirm title to such property or rights in the Surviving Corporation, and otherwise to carry out the provisions hereof.

         Section 1.4. Directors and Officers. The directors and officers of EUI-NV in office immediately prior to the Effective Time shall be the directors and officers of the Surviving Corporation from and after the Effective Time, in each case until their respective successors are duly elected or appointed and qualified.

         Section 1.5 Survival of Policies. All corporate acts, plans, policies, approvals and authorizations of EUI-NV, it directors, officers and agents, which were valid and effective immediately prior to the Effective Time shall be taken for all purposes as the acts, plans, policies, approvals and authorizations of the Surviving Corporation and shall be as effective and binding thereon as they were on EUI-NV.

         Section 1.6 Tax Effect. The Constituent Corporations intend the Merger to qualify as a "tax-free" reorganization within the definition of Section 386(a)(1)(F) of the Internal Revenue Code of 1986, as amended.

         Section 1.7 Approval of Stockholders. This Agreement shall be submitted to the stockholders of each of the Constituent Corporations as provided by the DGCL and the NRS. There shall be required for the adoption of this Agreement (a) an affirmative vote of the holders of at least a majority of the outstanding voting stock of EUI-NV, including the EUI-NV Series A and EUI-NV Series B on an as-converted basis; written consent or an affirmative vote of the holders of at least seventy-five percent (75%) of the then outstanding shares of EUI-NV Series A and at least seventy-five percent (75%) of the then outstanding holders of EUI-NV Series A; written consent or an affirmative vote of the holders of at least two-thirds (2/3) of the then outstanding shares of EUI-NV Series B; and
(b) written consent or an affirmative vote of the holders of at least a majority of the outstanding voting stock of EUI-DE.

         Section 1.8 Regulatory Approvals. The consummation of the Merger shall be subject to obtaining any and all consents or approvals determined by the respective officers of the Constituent Corporations to be necessary to effect the Merger.

                                   ARTICLE II

                            CONVERSION OF SECURITIES

         Section 2.1. Effect on Capital Stock. At the Effective Time, by virtue of the Merger and without any action on the part of EUI-NV or EUI-DE or their respective stockholders:

              (a) Cancellation of EUI-DE Stock. Each share of stock of EUI-DE issued and outstanding immediately prior to the Effective Time shall be canceled and cease to exist without being converted into any stock or other consideration whatsoever.

              (b) Effect of Merger on EUI-NV Capital Stock. Each share of EUI-NV Capital Stock issued and outstanding or held by EUI-NV immediately prior to the Effective Time, other than Dissenting Shares (as defined hereinafter), shall be converted into the following:

              (i) Common Stock. Each share of EUI-NV Common Stock shall be converted into one share of Common Stock, $.001 par value, of EUI-DE.

              (ii) Preferred Stock. Each share of EUI-NV Series A shall be converted into one share of Series A 6% Convertible Preferred Stock, $.10 par value, of EUI-DE. Each share of EUI-NV Series B shall be converted into one share of Series B Convertible Preferred Stock, $.10 par value, of EUI-DE.

         Section 2.2. Appraisal. Notwithstanding anything in this Agreement to the contrary, each share of stock of EUI-NV issued and outstanding immediately prior to the Effective Time and held by a person (a "Dissenting Stockholder") who complies with all the applicable provisions of the NRS concerning the right of stockholders to seek appraisal of their shares ("Dissenting Shares") shall not be converted as described in this Article II but shall instead become the right to receive such consideration as may be determined to be due to such Dissenting Stockholder pursuant to the laws of the State of Nevada.

         Section 2.3. Exchange of Certificates.

              (a) Exchange Procedure. After the Effective Time, certificates representing EUI-NV Common Stock or EUI-NV Preferred Stock will constitute "good delivery" in connection with sales through a broker, or otherwise, of shares of EUI-DE Common Stock or EUI-DE Preferred Stock, as the case may be. At any time after the Effective Time, former stockholders of EUI-NV may, but are not required to, surrender their EUI-NV Common Stock and/or EUI-NV Preferred Stock certificates so that replacement certificates representing shares of EUI-DE Common Stock and/or Preferred Stock, as the case may be, may be issued in exchange therefor. In the event that former stockholders of EUI-NV desire to exchange their EUI-NV Common Stock or EUI-NV Preferred Stock certificates (the "Certificates") for certificates of EUI-DE Common Stock or EUI-DE Preferred Stock certificates, as the case may be, a written request communicating such desire should be delivered, by mail or facsimile, to EUI-DE, Attention: General Counsel. Upon EUI-DE's receipt of such request, EUI-DE shall cause to be mailed or otherwise delivered to such requesting stockholder (i) a letter of transmittal (which shall specify that delivery shall be effected, and risk of loss and title to the Certificates shall pass, only upon delivery of the Certificates to EUI-DE (or such exchange agent as shall be designated thereby, hereinafter the "Exchange Agent") and shall be in a form and have other such provisions as EUI-DE may reasonably specify) and (ii) instructions for use in effecting the surrender of the Certificates in exchange for appropriate certificates representing EUI-DE Common Stock or EUI-DE Preferred Stock (the "New Certificates"). Upon surrender of a Certificate for cancellation to EUI-DE or the Exchange Agent together with such letter of transmittal, duly executed, and such other documents as may reasonably be required by EUI-DE or the Exchange Agent, the holder of such Certificate shall be entitled to receive in exchange therefor, and EUI-DE or the Exchange Agent shall deliver, the New Certificates for each share of EUI-NV stock formerly evidenced by such Certificate, and such Certificate shall thereupon be canceled. If delivery of the New Certificates is to be made to a person other than the person in whose name the surrendered Certificate is registered on the stock transfer books of EUI-NV, it shall be a condition of delivery to the holder of a Certificate that it be endorsed properly or otherwise be in proper form for transfer and that the person requesting such delivery shall have paid all transfer and other taxes required by reason of delivery of the New Certificates to a person other than the registered holder or shall have established to the satisfaction of EUI-DE that such taxes are not applicable.

              (b) Delivery of New Certificates to EUI-NV Stockholders Without Certificates. Promptly after the Effective Time, EUI-DE or the Exchange Agent shall cause the New Certificates to be mailed or otherwise delivered to each holder of record of EUI-NV stock who, as of the Effective Time, had not yet been issued a Certificate representing such EUI-NV stock.

                                   ARTICLE III

                     CERTIFICATE OF INCORPORATION AND BYLAWS

         Section 3.1. Certificate of Incorporation. The Certificate of Incorporation of EUI-DE shall be unaffected by the Merger, and, upon the Effective Time, shall continue in effect as the Certificate of Incorporation of the Surviving Corporation, until further amended or repealed in accordance with the provisions thereof and of applicable law.

         Section 3.2. Bylaws. The Bylaws of EUI-DE shall be unaffected by the Merger, and, upon the Effective Time, shall continue in effect as the Bylaws of the Surviving Corporation, until amended or repealed in accordance with the provisions thereof and of applicable law.

                                   ARTICLE IV

                            AMENDMENT AND TERMINATION

         Section 4.1. Amendment. To the fullest extent permitted by applicable law, this Agreement may be amended by mutual consent of the Boards of Directors of the Constituent Corporations at any time prior to the Effective Time, notwithstanding any approval of this Agreement by the stockholders of either or both of the Constituent Corporations.

         Section 4.2. Termination. To the fullest extent permitted by applicable law, this Agreement may be terminated, and the Merger herein provided for may be abandoned, by mutual consent of the Boards of Directors of the Constituent Corporations at any time prior to the Effective Time, notwithstanding any approval of this Agreement by the stockholders of either or both of the Constituent Corporations.

                    -----------------------------------------
                    Signatures appear on the following page.

         IN WITNESS WHEREOF, this Agreement, having first been duly approved by the respective Board of Directors of each Constituent Corporation, is hereby executed on behalf of each Constituent Corporation by a duly authorized officer thereof, this ____ day of ________, 2002.


                                     eUNIVERSE, INC.,
                                     a Nevada corporation



                                     By:
                                        --------------------------------------
                                        Name:
                                        Its:


                                     eUNIVERSE, INC.,
                                     a Delaware corporation



                                     By:
                                        ---------------------------------------
                                        Name:
                                        Its:

                                                                      Appendix B


                          CERTIFICATE OF INCORPORATION
                                       OF
                                 eUNIVERSE, INC.

         FIRST: The name of the corporation is eUniverse, Inc. (hereinafter referred to as the "Corporation").

         SECOND: The address of the registered office of the Corporation in the State of Delaware is Corporation Trust Center, 1209 Orange Street, in the City of Wilmington, County of New Castle. The name of the registered agent of the Corporation at that address is The Corporation Trust Company.

         THIRD: The purpose of the Corporation is to engage in any lawful act or activity for which a corporation may be organized under the Delaware General Corporation Law.

         FOURTH: A. The total number of shares of all classes of stock which the Corporation shall have authority to issue is Two Hundred Ninety Million (290,000,000), consisting of Two Hundred Fifty Million (250,000,000) shares of Common Stock, par value one tenth of one cent ($.001) per share (the "Common Stock") and Forty Million (40,000,000) shares of Preferred Stock, par value ten cents ($.10) per share (the "Preferred Stock").

              B. The board of directors is authorized, subject to any limitations prescribed by law, to provide for the issuance of shares of Preferred Stock in series, and by filing a certificate pursuant to the applicable law of the State of Delaware (such certificate being hereinafter referred to as a "Preferred Stock Designation"), to establish from time to time the number of shares to be included in each such series, and to fix the designation, powers, preferences, and rights of the shares of each such series and any qualifications, limitations or restrictions thereof.

The number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of at least a majority of the Common Stock, without a vote of the holders of the Preferred Stock, or of any series thereof, unless a vote of any such holders is required pursuant to the terms of any Preferred Stock Designation.

              C. Each outstanding share of Common Stock shall entitle the holder thereof to one vote on each matter properly submitted to the stockholders of the Corporation for their vote.

         FIFTH: The following provisions are inserted for the management of the business and the conduct of the affairs of the Corporation, and for further definition, limitation and regulation of the powers of the Corporation and of its directors and stockholders:

              A. The business and affairs of the Corporation shall be managed by or under the direction of the board of directors. In addition to the powers and authority expressly conferred upon them by statute or by this Certificate of Incorporation or the by-laws of the Corporation, the directors are hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation.

              B. The directors of the Corporation need not be elected by written ballot unless the by-laws so provide.

              C. Special meetings of stockholders of the Corporation may be called only by the Chairman of the Board, the Vice Chairman of the Board or the President, or by the board of directors acting pursuant to a resolution adopted by a majority of the Whole Board. For purposes of this Certificate of Incorporation, the term "Whole Board" shall mean the total number of authorized directors whether or not there exist any vacancies in previously authorized directorships.

         SIXTH: A. Subject to the rights of the holders of any series of Preferred Stock to elect additional directors under specified circumstances, the number of directors shall be fixed from time to time exclusively by the board of directors pursuant to a resolution adopted by a majority of the Whole Board.

              B. Subject to the rights of the holders of any series of Preferred Stock then outstanding, newly created directorships resulting from any increase in the authorized number of directors or any vacancies in the board of directors resulting from death, resignation, retirement, disqualification, removal from office or other cause shall, unless otherwise required by law, be filled only by a majority of the directors then in office, although less than a quorum, and not by the stockholders, and directors so chosen shall hold office for a term expiring at the next annual meeting of stockholders. No decrease in the authorized number of directors shall shorten the term of any incumbent director.

              C. Advance notice of stockholder nominations for the election of directors and of business to be brought by stockholders before any meeting of the stockholders of the Corporation shall be given in the manner provided in the by-laws of the Corporation.

              D. Subject to the rights of the holders of any series of Preferred Stock then outstanding, any director, or the entire board of directors, may be removed from office at any time, with or without cause, by the affirmative vote of the holders of at least a majority of the voting power of all of the then-outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class.

         SEVENTH: The board of directors is expressly empowered to adopt, amend or repeal by-laws of the Corporation. Any adoption, amendment or repeal of the by-laws of the Corporation by the board of directors shall require the approval of a majority of the Whole Board.

The stockholders shall also have power to adopt, amend or repeal the by-laws of the Corporation; provided, however, that, in addition to any vote of the holders of any class or series of stock of the Corporation required by law or by this Certificate of Incorporation (including any Preferred Stock Designation), the affirmative vote of the holders of at least a majority of the voting power of all of the then-outstanding shares of the capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required to adopt, amend or repeal any provision of the by-laws of the Corporation.

         EIGHTH: Directors of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived an improper personal benefit. If the Delaware General Corporation Law is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the Delaware General Corporation Law, as so amended.

         Any repeal or modification of the foregoing paragraph by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification.

         NINTH: The Corporation reserves the right to amend or repeal any provision contained in this Certificate of Incorporation in the manner prescribed by the laws of the State of Delaware and all rights conferred upon stockholders are granted subject to this reservation;

provided, however, that, notwithstanding any other provision of this Certificate of Incorporation or any provision of law that might otherwise permit a lesser vote or no vote, but in addition to any vote of the holders of any class or series of the stock of this corporation required by law or by this Certificate of Incorporation (including any Preferred Stock Designation), the affirmative vote of the board of directors, followed by the affirmative vote of the holders of at least a majority of the voting power of all of the then-outstanding shares of the capital stock of the Corporation entitled to vote generally in the election of Directors, voting together as a single class, shall be required to amend or repeal this Article NINTH, Section C of Article FIFTH, Article SIXTH, Article SEVENTH, or Article EIGHTH.

         TENTH: The incorporator is Christopher G. Martin, Esq., whose mailing address is Martin, Lucas & Chioffi, LLP, 1177 Summer Street, Stamford, Connecticut 06905.

         I, THE UNDERSIGNED, being the incorporator, for the purpose of forming a corporation under the laws of the State of Delaware do make, file and record this Certificate of Incorporation, do certify that the facts herein stated are true, and, accordingly, have hereto set my hand this ____ day of _____________, 2002.

                                            -----------------------------------
                                            Christopher G. Martin
                                            Incorporator

                                                                      Appendix C

                           CERTIFICATE OF DESIGNATION
                                       OF
                     SERIES A 6% CONVERTIBLE PREFERRED STOCK
                                       OF
                                 eUNIVERSE, INC.


     eUniverse, Inc., a Delaware corporation (the "Company"), hereby certifies that the following resolution was adopted by the Board of Directors of the Company as required by Section 151 of the Delaware General Corporation Law at a meeting duly called and held on ___________, 2002:

     RESOLVED, that pursuant to the authority granted to and vested in the Board of Directors of the Company in accordance with the provisions of the Certificate of Incorporation of the Company, the Board of Directors hereby creates a series of Preferred Stock, par value $.10 per share, of the Company, and hereby states the designation and number of shares, and fixes the relative rights, preferences and limitations thereof, as follows:

     Section 1. Designation and Amount. The shares of such series shall have a par value of $.10 per share and shall be designated as Series A 6% Convertible Preferred Stock (the "Series A Preferred Stock") and the number of shares constituting the Series A Preferred Stock shall be ten million (10,000,000). The Series A Preferred Stock shall be offered at a purchase price of Three Dollars and Sixty Cents ($3.60) per share (the "Original Series A Issue Price"), with a six percent (6%) per annum accretion rate as set forth herein.

     Section 2. Rank. The Series A Preferred Stock shall rank: (a) junior to any other class or series of capital stock of the Company other than Common Stock (defined below) hereafter created specifically ranking by its terms senior to the Series A Preferred Stock (collectively, the "Senior Securities"); (b) senior and prior to all of the Company's Common Stock, $.001 par value per share ("Common Stock"); (c) senior and prior to any class or series of capital stock of the Company hereafter created not specifically ranking by its terms senior to or on parity with any Series A Preferred Stock of whatever subdivision (collectively, with the Common Stock, "Junior Securities"); and (d) on parity with any class or series of capital stock of the Company hereafter created specifically ranking by its terms on parity with the Series A Preferred Stock ("Parity Securities") in each case as to distributions of assets upon liquidation, dissolution or winding up of the Company, whether voluntary or involuntary (all such distributions being referred to collectively as "Distributions").

     Section 3. Dividends. The Series A Preferred Stock will bear no dividends, and the holders of the Series A Preferred Stock ("Holders") shall not be entitled to receive dividends on the Series A Preferred Stock.

     Section 4. Liquidation Preference.

         (a) In the event of any liquidation, dissolution or winding up of the Company ("Liquidation Event"), either voluntary of involuntary, the then Holders of shares of Series A Preferred Stock shall be entitled to receive, immediately after any distributions to Senior Securities required by the Company's Articles of Incorporation or any certificate of designation, and prior in preference to any distribution to Junior Securities but in parity with any distribution to Parity

Securities, an amount per share equal to the sum of (i) the Original Series A Issue Price for each outstanding share of Series A Preferred Stock and (ii) an amount equal to six percent (6%) of the Original Series A Issue Price, per annum, accruing daily, for the period that has passed since April 14, 1999 (such amount being referred to herein as the "Premium"). If upon the occurrence of such event, and after payment in full of the preferential amounts with respect to the Senior Securities, the assets and funds available to be distributed among the Holders of the Series A Preferred Stock and Parity Securities shall be insufficient to permit the payment to such Holders of the full preferential amounts due to the Holders of the Series A Preferred Stock and the Parity Securities, respectively, then the entire assets and funds of the Company legally available for distribution shall be distributed among the Holders of the Series A Preferred Stock and the Parity Securities, pro rata, based on the respective liquidation amounts to which each such series of stock is entitled by the Company's Articles of Incorporation and any certificate(s) of designation relating thereto.

         (b) Upon the completion of the distribution required by Subsection 4(a), if assets remain in this Company, they shall be distributed to holders of Junior Securities in accordance with the Company's Articles of Incorporation including any duly adopted certificate(s) of designation.

         (c) At each Holder's option, a sale, conveyance or disposition of all or substantially all of the assets of the Company or the effectuation by the Company of a transaction or series of related transactions in which more than fifty percent (50%) of the voting power of the Company is disposed of shall be deemed to be a Liquidation Event as defined in Section 4(a) hereof; provided, further that (i) a consolidation, merger, acquisition, or other business combination of the Company with or into any other publicly traded company or companies, including those trading on the OTC Bulletin Board, shall not be treated as a Liquidation Event as defined in Section 4(a) but instead shall be treated pursuant to Section 5(d) hereof, and (ii) a consolidation, merger, acquisition, reorganization or other business combination of the Company with or into any other non-publicly traded company or companies where the Company is not the surviving company, shall be treated as a Liquidation Event as defined in
Section 4(a). The Company shall not effect any transaction described in Subsection 4(c)(ii) unless it first gives thirty (30) business days prior written notice of such transaction during which time the Holder shall be entitled to immediately convert any or all of its shares of Series A Preferred Stock into Common Stock at the Conversion Price, as defined below, then in effect.

         (d) In the event that, immediately prior to the closing of a transaction described in Section 4(c) hereof which would constitute a Liquidation Event, the cash distributions required by Section 4(a) or otherwise hereunder, have not been made, the Company shall either: (i) cause such closing to be reasonably postponed until such cash distributions have been made, (ii) cancel such transaction, in which event the rights of the Holders of Series A Preferred Stock shall be the same as existing immediately prior to such proposed transaction, or (iii) agree, and shall require that any successor company resulting from a Liquidation Event agrees, to make such distributions as quickly after the closing of such Liquidation Event as reasonably practicable, upon the same terms and in the same amounts as the Company would have made if such distribution was made immediately prior to the closing of such transaction.

     Section 5. Conversion. Subject to Section 4(c) herein, the record Holder(s) of the Series A Preferred Stock shall have conversion rights as follows (the "Conversion Rights"):

         (a) Right to Convert. The record Holder of Series A Preferred Stock shall be entitled to convert (i) up to five percent (5%) of its Series A Preferred Stock immediately and (ii) up to an additional five percent (5%) of its Series A Preferred Stock at any time following 120 days after the Effective Date (as defined herein), each in accordance with the formula set forth below.

         At any time following six months after the Effective Date, the record Holder of the Series A Preferred Stock shall be entitled to convert any or all of the aggregate principal amount of the Series A Preferred Stock at the office of the Company or its designated transfer agent (the "Transfer Agent"), into that number of fully-paid and non-assessable shares of Common Stock calculated in accordance with the following formula (the "Conversion Rate"):

         Number of shares of Common Stock issued upon conversion of one (1) share of Series A Preferred Stock =

                          (.06) (N/365) ($3.60) + $3.60
                          -----------------------------
                                Conversion Price

         where,

              N = the number of days between (i) the Initial Issuance Date (as defined below) and (ii) the applicable Date of Conversion (as defined in Section 5(b)(iv) below) for the shares of Series A Preferred Stock for which conversion is being elected, and

              Conversion Price = $3.60; provided that if the average closing bid price of the Company's Common Stock over the 20 consecutive trading days immediately preceding January 16, 2002 is less than $3.60 per share, then the Conversion Price of the Series A Preferred Stock shall be equal to such 20 day average closing bid price, but in no event shall be less than $2.00.

     As used herein, "Initial Issuance Date" shall mean April 14, 1999 and "Effective Date" shall mean January 9, 2002.

     For purposes hereof, any Holder which acquires shares of Series A Preferred Stock from another Holder (the "Transferor") and not upon original issuance from the Company shall be entitled to exercise such Holder's conversion right as to the percentages of such shares specified under Section 5(a) in such amounts and at such times such that the number of shares eligible for conversion by such Holder at any time shall be in the same proportion that the number of shares of Series A Preferred Stock acquired by such Holder from its Transferor bears to the total number of shares of Series A Preferred Stock originally issued by the Company to such Transferor (or its predecessor Transferor).

     For purposes hereof, the term "Closing Bid Price" shall mean the closing bid price of the Company's Common Stock on the Nasdaq SmallCap Market, or if no longer traded on the Nasdaq SmallCap Market, the closing bid price on the principal national securities exchange or the over-the-counter system on which the Common Stock is so traded and if not available, the mean of the high and low prices on the principal national securities exchange or the over-the-counter system on which the Common Stock is so traded.

         (b) Mechanics of Conversion. In order to convert Series A Preferred Stock into full shares of Common Stock, the Holder shall send via facsimile, or otherwise deliver, on or prior to 11:59 p.m., New York City time (the "Conversion Notice Deadline") on the Date of Conversion, a copy of the fully executed notice of conversion ("Notice of Conversion") to the Company at the office of the Company and to its designated transfer agent (the "Transfer Agent") for the Series A Preferred Stock stating that the Holder elects to convert, which notice shall specify the Date of Conversion, the number of shares of Series A Preferred Stock to be converted, the applicable Conversion Price and a calculation of the number of shares of Common Stock issuable upon such conversion (together with a copy of the front page of each certificate to be converted). Upon receipt by the Company of a facsimile copy of a Notice of Conversion, the Company shall immediately send, via facsimile, a confirmation of receipt of the Notice of Conversion to the Holder which shall specify that the Notice of Conversion has been received and the name and telephone number of a contact person at the Company whom the Holder should contact regarding information related to the Conversion. No later than one (1) business day after receipt of such confirmation of receipt of Notice of Conversion, the Holder shall surrender to a common courier for delivery to the office of the Company or the Transfer Agent, the original certificates representing the Series A Preferred Stock being converted (the "Preferred Stock Certificates"), duly endorsed for transfer; provided, however, that the Company shall not be obligated to issue certificates evidencing the shares of Common Stock issuable upon such conversion unless either the Preferred Stock Certificates are delivered to the Company or its Transfer Agent as provided above, or the Holder notifies the Company or its Transfer Agent that such certificates have been lost, stolen or destroyed (subject to the requirements of subparagraph (i) below). In the case of a dispute as to the calculation of the Conversion Rate, the Company shall promptly issue to the Holder the number of Shares that are not disputed and shall submit the disputed calculations to its outside accountant via facsimile within three (3) days of receipt of Holder's Notice of Conversion. The Company shall cause the accountant to perform the calculations and notify the Company and Holder of the results no later than two (2) business days from the time it receives the disputed calculations. The accountant's calculation shall be deemed conclusive absent manifest error.

              (i) Lost or Stolen Certificates. Upon receipt by the Company of evidence of the loss, theft, destruction or mutilation of any Preferred Stock Certificates representing shares of Series A Preferred Stock, and (in the case of loss, theft or destruction) of indemnity or security reasonably satisfactory to the Company, and upon surrender and cancellation of the Preferred Stock Certificate(s), if mutilated, the Company shall execute and deliver new Preferred Stock Certificate(s) of like tenor and date. However, the Company shall not be obligated to re-issue such lost or stolen Preferred Stock Certificates if Holder contemporaneously requests the Company to convert such Series A Preferred Stock into Common Stock.

              (ii) Delivery of Common Stock Upon Conversion. The Company shall, or shall cause the Transfer Agent, no later than the close of business on the third (3rd) business day (the "Deadline") after receipt by the Company or the Transfer Agent of a facsimile copy of a Notice of Conversion and receipt by Company or the Transfer Agent of all necessary documentation duly executed and in proper form required for conversion, including the original Preferred Stock Certificates to be converted (or after provision for security or indemnification in the case of lost or destroyed certificates, if required), to issue and surrender to a common courier for either overnight or (if delivery is outside the United States) two (2) day delivery to the Holder at the address of the Holder as shown on the stock records of the Company (A) a certificate for the number of shares of Common Stock to which the Holder shall be entitled as aforesaid, and (B) certificate(s) representing the number of shares of Series A Preferred Stock not being exchanged, if necessary.

              (iii) No Fractional Shares. If any conversion of the Series A Preferred Stock would create a fractional share of Common Stock or a right to acquire a fractional share of Common Stock, such fractional share shall be disregarded and the number of shares of Common Stock issuable upon conversion, in the aggregate, shall be the next higher number of shares.

              (iv) Date of Conversion. The date on which conversion occurs (the "Date of Conversion") shall be deemed to be the date set forth in such Notice of Conversion, provided (i) that the advance copy of the Notice of Conversion is sent via facsimile to the Company before 11:59 p.m., New York City time, on the Date of Conversion, and (ii) that the original Preferred Stock Certificates representing the shares of Series A Preferred Stock to be converted are surrendered by depositing such certificates with a common courier, for delivery to the Company or the Transfer Agent as provided above, as soon as practicable after the Date of Conversion, provided that the Date of Conversion shall not occur less than six (6) months after the Initial Issuance Date. The person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record Holder or Holders of such shares of Common Stock on the Date of Conversion.

              (v) Taxes. The Company shall pay any and all taxes (other than transfer taxes) which may be imposed with respect to the issuance and delivery of the shares of Common Stock pursuant to conversion of the Series A Preferred Stock.

         (c) Automatic Conversion or Redemption. If at any time after 12 months following the initial effectiveness of the required registration of the Company's Common Stock (under Section 2 of the Company's Registration Rights Agreement relating to its Series A Preferred Stock) the Closing Bid Price of the Company's Common Stock is $16.00 or more for twenty (20) consecutive trading days ("Automatic Conversion Event"), then at any time following the Automatic Conversion Event (regardless of whether the Closing Bid Price of the Company's Common Stock shall at any time following the Automatic Conversion Event be less than $16.00), each share of Series A Preferred Stock outstanding on the date of the Automatic Conversion Event or, if not a business day, the first business day thereafter ("Termination Date") automatically, at the option of the Company, shall either (i) be converted ("Automatic Conversion") into Common Stock on such date at the Conversion Rate then in effect (calculated in accordance with the formula in Section 5(a) above), and the Termination Date shall be deemed the Date of Conversion with respect to such conversion for purposes of this Certificate of Designation, or
(ii) be redeemed ("Automatic Redemption") by the Company for cash in an amount equal to the Stated Value (as defined below) of the shares of Series A Preferred Stock being redeemed. If the Company elects to redeem, on the Termination Date, the Company shall send to the Holders of outstanding Series A Preferred Stock notice (the "Automatic Redemption Notice") via facsimile of its intent to effect an Automatic Redemption of the outstanding Series A Preferred Stock. If the Company does not send such notice to Holder on such date, an Automatic Conversion shall be deemed to have occurred. If an Automatic Conversion occurs, the Company and the Holders shall follow the applicable conversion procedures set forth in this Certificate of Designation; provided, however, that the Holders are not required to send the Notice of Conversion contemplated by
Section 5(b) hereof. If the Company elects to redeem, each Holder of outstanding Series A Preferred Stock shall send their certificates representing the Series A Preferred Stock to the Company within five (5) days of the date of receipt of the Automatic Redemption Notice from the Company, and the Company shall pay the applicable redemption price to each respective Holder within five (5) days of the receipt of such certificates. The Company shall not be obligated to deliver the redemption price unless the certificates representing the Series A Preferred Stock are delivered to the Company, or, in the event one or more certificates have been lost, stolen, mutilated or destroyed, unless the Holder has complied with Section 5(b)(i). If the Company elects to redeem under this Section 5(c) and the Company fails to pay the Holders the redemption price within five (5) days of its receipt of the certificates representing the shares of Series A Preferred Stock to be redeemed as required by this Section 5(c), then an Automatic Conversion shall be deemed to have occurred and, upon receipt of the Preferred Stock certificates, the Company shall immediately deliver to the Holders the certificates representing the number of shares of Common Stock to which the Holders would have been entitled upon Automatic Conversion.

         As used herein, "Last Closing Date" shall mean the date of the last closing of a purchase and sale of the Series A Preferred Stock that occurs pursuant to the offering of the Series A Preferred Stock by the Company, and "Stated Value" shall mean the Original Series A Issue Price (as defined in
Section 1 hereof) together with the accreted but unpaid Premium as defined in
Section 4(a).

         (d) Adjustments to Conversion Price. The Conversion Price shall be subject to adjustment from time to time as follows:

              (i) Upon Issuance of Common Stock. If the Company shall, at any time or from time to time after the Effective Date, issue any shares of Common Stock (other than an issuance of Common Stock as a dividend or in a split of or subdivision in respect of which the adjustment provided for in Section 5(d)(iv) applies), options to purchase or rights to subscribe for Common Stock, securities by their terms convertible into or exchangeable for Common Stock, or options to purchase or rights to subscribe for such convertible or exchangeable securities (other than Excluded Stock (as defined below)) without consideration or for consideration per share less than the Conversion Price in effect immediately prior to such issuance, then such Conversion Price shall forthwith be lowered to a price equal to the price obtained by multiplying:

                   (A) the Conversion Price in effect immediately prior to the issuance of such Common Stock, options, rights or securities by

                   (B) a fraction of which (x) the denominator shall be the
              number of shares of Common Stock outstanding on a fully diluted basis immediately after such issuance and (y) the numerator shall be the sum of (i) the number of shares of Common Stock outstanding on a fully diluted basis immediately prior to such issuance and
              (ii) the number of additional shares of Common Stock which the aggregate consideration for the number of shares of Common Stock so offered would purchase at the Conversion Price.

         For purposes of this Section 5(d), "fully diluted basis" shall be determined in accordance with the treasury stock method of computing fully diluted earnings per share in accordance with GAAP (as defined below).

              (ii) Upon Acquisition of Common Stock. If the Company or any of its subsidiaries shall, at any time or from time to time after the Effective Date, directly or indirectly, redeem, purchase or otherwise acquire any shares of Common Stock, options to purchase or rights to subscribe for Common Stock, securities by their terms convertible into or exchangeable for Common Stock (other than shares of Series A Preferred Stock that are redeemed according to their terms), or options to purchase or rights to subscribe for such convertible or exchangeable securities, for a consideration per share greater than the Fair Market Value (as defined below) (plus, in the case of such options, rights, or securities, the additional consideration required to be paid to the Company upon exercise, conversion or exchange) per share of Common Stock immediately prior to such event, then the Conversion Price shall forthwith be lowered to a price equal to the price obtained by multiplying:

                   (A) the Conversion Price in effect immediately prior to such event by

                   (B) a fraction of which (x) the denominator shall be the Fair
              Market Value per share of Common Stock immediately prior to such event and (y) the numerator shall be the result of dividing:

                        (a) (1) the product of (A) the number of shares of
                   Common Stock outstanding on a fully diluted basis and (B) the Fair Market Value per share of Common Stock, in each case immediately prior to such event, minus (2) the aggregate consideration paid by the Company in such event (plus, in the case of such options, rights, or convertible or exchangeable securities, the aggregate additional consideration to be paid by the Company upon exercise, conversion or exchange), by

                        (b) the number of shares of Common Stock outstanding on
                   a fully diluted basis immediately after such event.

              (iii) For the purposes of any adjustment of a Conversion Price pursuant to paragraph (i) of this Section 5(d), the following provisions shall be applicable:

              (1) In the case of the issuance of Common Stock for cash in a public offering or private placement, the consideration shall be deemed to be the amount of cash paid therefor before deducting therefrom any discounts, commissions or placement fees payable by the Company to any underwriter or placement agent in connection with the issuance and sale thereof.

              (2) In the case of the issuance of Common Stock for a consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be the Fair Market Value thereof.

              (3) In the case of the issuance of options to purchase or rights to subscribe for Common Stock, securities by their terms convertible into or exchangeable for Common Stock, or options to purchase or rights to subscribe for such convertible or exchangeable securities (except for options to acquire Excluded Stock):

                   (A) the aggregate maximum number of shares of Common Stock deliverable upon exercise of such options to purchase or rights to subscribe for Common Stock shall be deemed to have been issued at the time such options or rights were issued and for a consideration equal to the consideration (determined in the manner provided in subparagraphs (i) and (ii) above), if any, received by the Company upon the issuance of such options or rights plus the minimum purchase price provided in such options or rights for the Common Stock covered thereby;

                   (B) the aggregate maximum number of shares of Common Stock deliverable upon conversion of or in exchange for any such convertible or exchangeable securities or upon the exercise of options to purchase or rights to subscribe for such convertible or exchangeable securities and subsequent conversion or exchange thereof shall be deemed to have been issued at the time such securities, options, or rights were issued and for a consideration equal to the consideration received by the Company for any such securities and related options or rights (excluding any cash received on account of accrued interest or accrued dividends), plus the additional consideration, if any, to be received by the Company upon the conversion or exchange of such securities or the exercise of any related options or rights (the consideration in each case to be determined in the manner provided in paragraphs
              (i) and (ii) above);

                   (C) on any change in the number of shares or exercise price of Common Stock deliverable upon exercise of any such options or rights or conversions of or exchanges for such securities, other than a change resulting from the anti-dilution provisions thereof, the applicable Conversion Price shall forthwith be readjusted to such Conversion Price as would have been obtained had the adjustment made upon the issuance of such options, rights or securities not converted prior to such change or options or rights related to such securities not converted prior to such change been made upon the basis of such change; and

                   (D) no further adjustment of the Conversion Price adjusted upon the issuance of any such options, rights, convertible securities or exchangeable securities shall be made as a result of the actual issuance of Common Stock on the exercise of any such rights or options or any conversion or exchange of any such securities.

                   (iv) Upon Stock Dividends, Subdivisions or Splits. If, at any
              time after the Effective Date, the number of shares of Common Stock outstanding is increased by a stock dividend payable in shares of Common Stock or by a subdivision or split-up of shares of Common Stock, then, following the record date for the determination of holders of Common Stock entitled to receive such stock dividend, or to be affected by such subdivision or split-up, the Conversion Price shall be appropriately decreased so that the number of shares of Common Stock issuable on conversion of Series A Preferred Stock shall be increased in proportion to such increase in outstanding shares.

                   (v) Upon Combinations. If, at any time after the Effective
              Date, the number of shares of Common Stock outstanding is decreased by a combination of the outstanding shares of Common Stock into a smaller number of shares of Common Stock, then, following the record date to determine shares affected by such combination, the Conversion Price shall be appropriately increased so that the number of shares of Common Stock issuable on conversion of each share of Series A Preferred Stock shall be decreased in proportion to such decrease in outstanding shares.

                   (vi) Upon Reclassifications, Reorganizations, Consolidations
              or Mergers. In the event of any capital reorganization of the Company, any reclassification of the stock of the Company (other than a change in par value or from par value to no par value or from no par value to par value or as a result of a stock dividend or subdivision, split-up or combination of shares), or any consolidation or merger of the Company with or into another corporation (where the Company is not the surviving corporation or where there is a change in or distribution with respect to the Common Stock), each share of Series A Preferred Stock shall after such reorganization, reclassification, consolidation, or merger be convertible into the kind and number of shares of stock or other securities or property of the Company or of the successor corporation resulting from such consolidation or surviving such merger, if any, to which the holder of the number of shares of Common Stock deliverable (immediately prior to the time of such reorganization, reclassification, consolidation or merger) upon conversion of such Series A Preferred Stock would have been entitled upon such reorganization, reclassification, consolidation or merger. The provisions of this clause shall similarly apply to successive reorganizations, reclassifications, consolidations, or mergers. The Company shall not effect any such reorganization, reclassification, consolidation or merger unless, prior to the consummation thereof, the successor corporation (if other than the Company) resulting from such reorganization, reclassification, consolidation, shall assume, by written instrument, the obligation to deliver to the holders of the Series A Preferred Stock such shares of stock, securities or assets, which, in accordance with the foregoing provisions, such holders shall be entitled to receive upon such conversion.

                   (vii) Deferral in Certain Circumstances. In any case in which the provisions of this Section 5(d) shall require that an adjustment shall become effective immediately after a record date of an event, the Company may defer until the occurrence of such event issuing to the holder of any Series A Preferred Stock converted after such record date and before the occurrence of such event the shares of capital stock issuable upon such conversion by reason of the adjustment required by such event and issuing to such holder only the shares of capital stock issuable upon such conversion before giving effect to such adjustments; provided, however, that the Company shall deliver to such holder an appropriate instrument or due bills evidencing such holder's right to receive such additional shares.

                   (viii) Other Anti-Dilution Provisions. If the Company has
              issued or issues any securities on or after the Effective Date containing provisions protecting the holder or holders thereof against dilution in any manner more favorable to such holder or holders thereof than those set forth in this Section 5, such provisions (or any more favorable portion thereof) shall be deemed to be incorporated herein as if fully set forth herein and, to the extent inconsistent with any provision herein, shall be deemed to be substituted therefor.

                   (ix) Appraisal Procedure. In any case in which the provisions of this Section 5(d) shall necessitate that the Appraisal Procedure (as defined below) be utilized for purposes of determining an adjustment to the Conversion Price, the Company may defer, until the completion of the Appraisal Procedure and the determination of the adjustment, issuing to the holder of any share of Series A Preferred Stock converted after the date of the event that requires the adjustment and before completion of the Appraisal Procedure and the determination of the adjustment, the shares of capital stock issuable upon such conversion by reason of the adjustment required by such event and issuing to such holder only the shares of capital stock issuable upon such conversion before giving effect to such adjustment; provided, however, that the Company shall deliver to such holder an appropriate instrument or due bills evidencing such holder's right to receive such additional shares.

                   (vii) (x) Exceptions. Section 5(d) shall not apply to (i) any issuance of Common Stock upon exercise of any warrants or options awarded to employees or directors of the Company pursuant to an employee stock option plan or stock incentive plan approved by the Board of Directors, (ii) any issuance of Common Stock upon conversion of the Preferred Stock or (iii) any issuance of Common Stock or Preferred Stock pursuant to the closing of that certain Stock Purchase Agreement by and between the Company and 550 Digital Media Ventures Inc. dated as of July 13, 2001 (the "Stock Purchase Agreement"), that certain Share Purchase Agreement by and among the Company, Indimi, L.L.C., Indimi Inc., 550 Digital Media Ventures Inc. and Sony Music Entertainment Inc. dated as of July 13, 2001 and related transactions, including issuance of Preferred Stock upon conversion of the Promissory Note, as defined in the Stock Purchase Agreement (collectively, the "Excluded Stock").

     For purposes hereof, the following terms shall have the following respective meanings herein:

         "Appraisal Procedure," if applicable, means the following procedure to determine the fair market value, as to any security, for purposes of the definition of "Fair Market Value" or the fair market value, as to any other property (in either case, the "Valuation Amount"). The Valuation Amount shall be determined in good faith jointly by the Board of Directors and the holders of more than 50% of the issued and outstanding shares of Series A

     Preferred Stock (the "Majority Holder"); provided, however, that if such parties are not able to agree on the Valuation Amount within a reasonable period of time (not to exceed twenty (20) days), the Valuation Amount shall be determined by an investment banking firm of national recognition, which firm shall be reasonably acceptable to the Board of Directors and the Majority Holder. If the Board of Directors and the Majority Holder are unable to agree upon an acceptable investment banking firm within ten (10) days after the date either party proposed that one be selected, the investment banking firm will be selected by an arbitrator located in New York City, New York, selected by the American Arbitration Association (or if such organization ceases to exist, the arbitrator shall be chosen by a court of competent jurisdiction). The arbitrator shall select the investment banking firm (within ten (10) days of his appointment) from a list, jointly prepared by the Board of Directors and the Majority Holder, of not more than six investment banking firms of national standing in the United States, of which no more than three may be named by the Board of Directors and no more than three may be named by the Majority Holder. The arbitrator may consider, within the ten-day period allotted, arguments from the parties regarding which investment banking firm to choose, but the selection by the arbitrator shall be made in its sole discretion from the list of six. The Board of Directors and the Majority Holder shall submit their respective valuations and other relevant data to the investment banking firm, and the investment banking firm shall, within thirty days of its appointment, make its own determination of the Valuation Amount. The final Valuation Amount for purposes hereof shall be the average of the two Valuation Amounts closest together, as determined by the investment banking firm, from among the Valuation Amounts submitted by the Company and the Majority Holder and the Valuation Amount calculated by the investment banking firm. The determination of the final Valuation Amount by such investment banking firm shall be final and binding upon the parties. The Company shall pay the fees and expenses of the investment banking firm and arbitrator (if any) used to determine the Valuation Amount. If required by any such investment banking firm or arbitrator, the Company shall execute a retainer and engagement letter containing reasonable terms and conditions, including, without limitation, customary provisions concerning the rights of indemnification and contribution by the Company in favor of such investment banking firm or arbitrator and its officers, directors, partners, employees, agents and affiliates.

         "Business Day" means a day other than a Saturday, Sunday or day on which banking institutions in New York are authorized or required to remain closed.

         "Fair Market Value" means, as to any security, the Twenty Day Average (as defined below) of the average closing prices of such security's sales on all domestic securities exchanges on which such security may at the time be listed, or, if there have been no sales on any such exchange on any day, the average of the highest bid and lowest asked prices on all such exchanges at the end of such day, or, if on any day such security is not so listed, the average of the representative bid and asked prices quoted in the Nasdaq National Market System as of 4:00 P.M., New York City time, on such day, or, if on any day such security is not quoted in the Nasdaq National Market System, the average of the highest bid and lowest asked prices on such day in the domestic over-the-counter market as reported by the National Quotation Bureau, Incorporated, or any similar or successor organization (and in each such case excluding any trades that are not bona fide, arm's length transactions). If at any time such security is not listed on any domestic securities exchange or quoted in the Nasdaq National Market System or the domestic over-the-counter market, the "Fair Market Value" of such security shall be the fair market value thereof as determined in accordance with the Appraisal Procedure, using any appropriate valuation method, assuming an arms-length sale to an independent party. In determining the Fair Market Value of any class or series of Common Stock, a sale of all of the issued and outstanding Common Stock will be assumed, without giving regard to the lack of liquidity of such stock due to any restrictions (contractual or otherwise) applicable thereto or any discount for minority interests and assuming the conversion or exchange of all securities then outstanding that are convertible into or exchangeable for Common Stock and the exercise of all rights and warrants then outstanding and exercisable to purchase shares of such stock or securities convertible into or exchangeable for shares of such stock; provided, however that such assumption will not include those securities, rights and warrants convertible into Common Stock where the conversion, exchange or exercise price per share is greater than the Fair Market Value; provided, further, however, that Fair Market Value shall be determined with regard to the relative priority of each class or series of Common Stock (if more than one class or series exists). "Fair Market Value" means with respect to property other than securities, the "fair market value" determined in accordance with the Appraisal Procedure.

         "GAAP" means United States generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board, which are in effect from time to time.

         "Twenty Day Average" means, with respect to any prices and in connection with the calculation of Fair Market Value, the average of such prices over the twenty Business Days ending on the Business Day immediately prior to the day as of which "Fair Market Value" is being determined.

     Section 6. Voting Rights. Except as otherwise provided herein or by law, the Holder(s) of Series A Preferred Stock, by virtue of their ownership thereof, shall be entitled to cast the number of votes per share thereof on each matter submitted to the Company's holders of Common Stock for voting as equals the number of votes which could be cast by the Holders of the number of shares of Common Stock into which such shares of Series A Preferred Stock could be converted pursuant hereto immediately prior to the taking of such vote (including, without limitation, any shares of Common Stock which would be issuable in payment of accrued and unpaid interest thereon if such shares were converted on the record date and the Company elected to pay such interest in Common Stock). Such vote shall be cast together with those cast by the Holders of Common Stock and not as a separate class except as otherwise provided herein.

     Section 7. Protective Provision. So long as shares of Series A Preferred Stock are outstanding, the Company shall not without first obtaining the approval (by vote or written consent, as provided by Delaware law) of the Holders of at least seventy-five percent (75%) of the then outstanding shares of Series A Preferred Stock, and at least seventy-five percent (75%) of the then outstanding Holders:

         (a) alter or change the rights, preferences or privileges of the Series A Preferred Stock or any securities so as to affect adversely the Series A Preferred Stock;

         (b) create any new class or series of stock having a preference over or on parity with the Series A Preferred Stock with respect to Distributions (as defined in Section 2 above) or increase the size of the authorized number of Series A Preferred Stock; or

         (c) do any act or thing not authorized or contemplated by this Certificate of Designation which would result in taxation of the holders of shares of the Series A Preferred Stock under Section 305 of the Internal Revenue Code of 1986, as amended (or any comparable provision of the Internal Revenue Code as hereafter from time to time amended).

     In the event Holders of at least seventy-five percent (75%) of the then outstanding shares of Series A Preferred Stock and at least seventy-five percent (75%) of the then outstanding Holders agree to allow the Company to alter or change the rights, preferences or privileges of the shares of Series A Preferred Stock, pursuant to Subsection (a) above, so as to affect the Series A Preferred Stock, then the Company will deliver notice of such approved change to the Holders of the Series A Preferred Stock that did not agree to such alteration or change (the "Dissenting Holders") and Dissenting Holders shall have the right for a period of thirty (30) Business Days to convert pursuant to the terms of this Certificate of Designation as they exist prior to such alteration or change (notwithstanding any other provision herein to the contrary) or continue to hold their shares of Series A Preferred Stock, as amended.

     Section 8. Status of Converted Stock. In the event any shares of Series A Preferred Stock shall be converted pursuant to Section 5 hereof, the shares of Preferred Stock so converted shall be canceled, shall return to the status of authorized but unissued Preferred Stock of no designated series, and shall not be re-issuable by the Company as Series A Preferred Stock.

     Section 9. Preference Rights. Nothing contained herein shall be construed to prevent the Board of Directors of the Company from issuing one (1) or more series of Preferred Stock with dividend and/or liquidation preferences junior to the dividend and liquidation preferences of the Series A Preferred Stock.

     Section 10. Authorization and Reservation of Shares of Common Stock.

         (a) Authorized and Reserved Amount. The Company shall have authorized and reserved and keep available for issuance not less than three million nine hundred thousand (3,900,000) shares of Common Stock (subject to adjustment for stock splits, stock dividends, reclassifications and similar types of events) issuable upon conversion of all outstanding Series A Preferred Stock for the purpose of effecting the conversion of the Series A Preferred Stock (including any shares of Common Stock as a Conversion Failure Payment under Section 11 hereof or issuable upon the failure of the Company to pay a Redemption Amount in accordance with Section 5(c) hereof) issued or to be issued to the Holders (the "Reserved Amount"). The Reserved Amount shall be at least two hundred percent (200%) of the number of shares of Common Stock issuable upon conversion of the Series A Preferred Stock. The Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock a sufficient number of shares of

Common Stock to provide for the full conversion of all outstanding Series A Preferred Stock, and issuance of the shares of Common Stock in connection therewith. During any period in which the Reserved Amount is less than two hundred percent (200%) of the number of shares of Common Stock issuable on three
(3) consecutive trading days upon conversion of the outstanding Series A Preferred Stock (without giving effect to any limitation on conversion or exercise thereof), the Company shall not reserve or issue shares of Common Stock for any purposes other than the conversion of the Series A Preferred Stock.

         (b) Increases to Reserved Amount. Without limiting any other provision of this Section 10, if the Reserved Amount for any three (3) consecutive trading days (the last of such three (3) trading days being the "Reservation Trigger Date") is less than two hundred percent (200%) of the number of shares of Common Stock issuable upon conversion of Series A Preferred Stock on such trading days (a "Share Authorization Failure"), the Company shall immediately notify all Holders of such occurrence and shall take all necessary action to increase the Reserved Amount to two hundred percent (200%) of the number of shares of Common Stock then issuable upon conversion of the Series A Preferred Stock within (i) fifteen (15) days following a Reservation Trigger Date if such increase requires solely approval of the Company's Board of Directors and (ii) sixty (60) days following a Reservation Trigger Date if such increase requires approval of the Company's shareholders.

         (c) Reduction of Reserved Amount Under Certain Circumstances. Prior to complete conversion of all Series A Preferred Stock, the Company shall not reduce the number of shares required to be reserved for issuance under this
Section 10 without the written consent of all Holders except for a reduction proportionate to a reverse stock split effected for a business purpose other than affecting the obligations of Holder under this Section 10, which reverse stock split affects all shares of Common Stock equally.

         (d) Allocation of Reserved Amount. Each increase to the Reserved Amount shall be allocated pro rata among the Holders based on the number of Series A Preferred Stock held by each Holder at the time of the establishment of or increase in the Reserved Amount. In the event a Holder shall sell or otherwise transfer any of such Holder's Series A Preferred Stock, each transferee shall be allocated a pro rata portion of such transferor's Reserved Amount. Any portion of the Reserved Amount which remains allocated to any person or entity which does not hold any Series A Preferred Stock shall be allocated to the remaining Holders, pro rata based on the number of Series A Preferred Stock then held by such Holders.

     Section 11. Failure to Satisfy Conversions.

         (a) Conversion Failure Payments. If, at any time, (x) a Holder submits a Notice of Conversion (or is deemed to submit such notice pursuant to Section 5(d) hereof), and the Company fails for any reason to deliver, on or prior to the expiration of the Deadline ("Delivery Period") for such conversion, such number of shares of Common Stock to which such converting Holder is entitled upon such conversion, or (y) the Company provides notice (including, but not limited to, any published announcement) to any Holder at any time of its intention not to issue shares of Common Stock upon exercise by any Holder of its conversion rights in accordance with the terms of this Certificate of Designation (each of (x) and (y) being a "Conversion Failure"), then the

Company shall pay to such Holder, in the case of a Conversion Failure described in clause (x) above, and to all Holders, in the case of a Conversion Failure described in clause (y) above, damages in an amount equal to the lower of:

              (i) "Damages Amount" x "D" x .005; and

              (ii) the highest interest rate permitted by applicable law, where:

     "D" means the number of days beginning the date of the Conversion Failure through and including the Cure Date with respect to such Conversion Failure;

     "Damages Amount" means the Original Series A Issue Price for each share of Series A Preferred Stock subject to conversion plus all accrued and unpaid interest thereon as of the first day of the Conversion Failure;

     "Cure Date" means (i) with respect to a Conversion Failure described in clause (x) of its definition, the date the Company effects the conversion of the shares of Series A Preferred Stock submitted for conversion and (ii) with respect to a Conversion Failure described in clause (y) of its definition, the date the Company undertakes in writing to issue Common Stock in satisfaction of all conversions of Series A Preferred Stock in accordance with the terms of this Certificate of Designation.

     The payments to which a Holder shall be entitled pursuant to this Section are referred to herein as "Conversion Failure Payments." The parties agree that the damages caused by a breach hereof would be difficult or impossible to estimate accurately. A Holder may elect to receive accrued Conversion Failure Payments in cash or to convert all or any portion of such accrued Conversion Failure Payments, at any time, into Common Stock at the lowest Conversion Price in effect during the period beginning on the date of the Conversion Failure through the Cure Date for such Conversion Failure. In the event a Holder elects to receive any Conversion Failure Payments in cash, it shall notify the Company in writing no later than three (3) Business Days after the Deadline and failure to so notify the Company shall entitle the Company, in its sole discretion, to elect to make such Conversion Failure Payments in cash, Common Stock or some combination of the two. In the event a Holder elects to convert all or any portion of the Conversion Failure Payments, such Holder shall indicate on a Notice of Conversion such portion of the Conversion Failure Payments which such Holder elects to so convert in accordance with this Section 11(a) and such conversion shall otherwise be effected in accordance with provisions of Section 5.

         (b) Buy-In Cure. Unless a Conversion Failure described in clause (y) of
Section 11(a) hereof has occurred with respect to such a Holder, if (i) the Company fails for any reason to deliver during the Delivery Period shares of Common Stock to a Holder upon a conversion of the Series A Preferred Stock and
(ii) after the applicable Delivery Period with respect to such conversion, a Holder purchases (in an open market transaction or otherwise) shares of Common Stock to make delivery upon a sale by a Holder of the shares of Common Stock (the "Sold Shares") which such Holder anticipated receiving upon such conversion (a "Buy-In"), the Company shall pay such Holder (in addition to any other remedies available to Holder) the amount by which (x) such Holder's total purchase price (including brokerage commission, if any) for the shares of Common

Stock so purchased exceeds (y) the net proceeds received by such Holder from the sale of the Sold Shares. For example, if a Holder purchases shares of Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to shares of Common Stock sold for $10,000, the Company will be required to pay such Holder $1,000. A Holder shall provide the Company written notification indicating any amounts payable to Holder pursuant to this Section 11.

         (c) Adjustment to Conversion Price. If a Holder has not received certificates for all shares of Common Stock within five (5) Business Days following the expiration of the Delivery Period with respect to a conversion of any portion of any such Holder's Series A Preferred Stock for any reason, then the Conversion Price for the affected Series A Preferred Stock shall thereafter be the lesser of (i) the Conversion Price on the Conversion Date specified in the Notice of Conversion which resulted in the Conversion Failure and (ii) the lowest Conversion Price in effect during the period beginning on, and including, such Conversion Date through and including the Cure Date. If there shall occur a Conversion Failure of the type described in clause (y) of Section 11(a), then the Conversion Price with respect to any conversion thereafter shall be the lowest Conversion Price in effect at any time during the period beginning on, and including, the date of the occurrence of such Conversion Failure through and including the Cure Date. The Conversion Price shall thereafter be subject to further adjustment for any events described in Section 5(d).

     Section 12. Event of Default.


         (a) Holder's Option to Demand Prepayment. Upon the occurrence of an Event of Default (as herein defined), each Holder shall have the right to elect at any time and from time to time prior to the cure by Company of such Event of Default to have all or any portion of such Holder's then outstanding Series A Preferred Stock prepaid by the Company for an amount equal to the Holder Demand Prepayment Amount (as defined below).

              (i) The right of a Holder to elect prepayment shall be exercisable upon the occurrence of an Event of Default by such Holder in its sole discretion by delivery of a Demand Prepayment Notice (as defined below) in accordance with the procedures set forth in this Section 12. Notwithstanding the exercise of such right, the Holder shall be entitled to exercise all other rights and remedies available under the provisions of this Certificate of Designation and at law or in equity.

              (ii) A Holder shall effect each demand for prepayment under this
         Section 12 by giving at least two (2) Business Days prior written notice (the "Demand Prepayment Notice") of the date which such prepayment is to become effective (the "Effective Date of Demand of Prepayment"), the Series A Preferred Stock selected for prepayment and the Holder Demand Prepayment Amount to the Company at the address and facsimile number provided in the stock records of the Company, which Demand Prepayment Notice shall be deemed to have been delivered on the Business Day after the date of transmission of Holder's facsimile (with a copy sent by overnight courier to the Company) of such notice.

              (iii) The Holder Demand Prepayment Amount shall be paid to a Holder whose Series A Preferred Stock are being prepaid within one (1) Business Day following the Effective Date of Demand of Prepayment; provided, however, that the Company shall not be obligated to deliver any portion of the Holder Demand Prepayment Amount until one (1) Business Day following either the date on which the Series A Preferred Stock being prepaid are delivered to the office of the Company or its transfer agent, or the date on which the Holder notifies the Company or the Transfer Agent that such Series A Preferred Stock have been lost, stolen or destroyed and delivers the documentation required in accordance with Section 5(b)(i) hereof.

         (b) Holder Demand Prepayment Amount. The "Holder Demand Prepayment Amount" means the greater of: (a) 1.3 times the Stated Value of the Series A Preferred Stock for which demand is being made, plus all accrued and unpaid interest thereon and accrued and unpaid Conversion Failure Payments (if any) through the date of prepayment and (b) the product of (1) the highest price at which the Common Stock is traded on the date of the Event of Default (or the most recent highest closing bid price if the Common Stock is not traded on such date) divided by the Conversion Price in effect as of the date of the Event of Default, and (2) the sum of the Stated Value and all accrued and unpaid Conversion Failure Payments (if any) through the date of prepayment.

         (c) Events of Default. An "Event of Default" means any one of the following:

              (i) a Conversion Failure described in Section 11(a) hereof;

              (ii) a Share Authorization Failure described in Section 10(b) hereof, if such Share Authorization Failure continues uncured for (x) fifteen (15) days following a Reservation Trigger Date if such increase requires solely the approval of the Company's Board of Directors and
         (y) sixty (60) days after the Reservation Trigger Date if such increase requires approval of the Company's shareholders;

              (iii) the Company fails, and such failure continues uncured for three (3) Business Days after the Company has been notified thereof in writing by a Holder, to satisfy the share reservation requirements of
         Section 10 hereof;

              (iv) the Company fails to maintain an effective registration statement as required by Section 2, Section 3 or Section 6 of the Registration Rights Agreement between the Company and the Holder(s) (the "Registration Rights Agreement") except where such failure lasts no longer than three (3) consecutive trading days and is caused solely by failure of the Securities and Exchange Commission to timely review the customary submission of or respond to the customary requests of the Company;

              (v) for three (3) consecutive trading days or for an aggregate of ten (10) trading days in any nine (9) month period, the Common Stock (including any of the shares of Common Stock issuable upon conversion of the Series A Preferred Stock, and exercise of the Common Warrants) is (i) suspended from trading on any of the Nasdaq SmallCap, NMS, NYSE, AMEX or the OTC Bulletin Board, or (ii) is not qualified for trading on at least one of Nasdaq SmallCap, NMS, NYSE, AMEX or the OTC Bulletin Board;

              (vi) the Company fails, and such failure continues uncured for three (3) Business Days after the Company has been notified thereof in writing by a Holder, to remove any restrictive legend on any certificate for any shares of Common Stock issued to a Holder upon conversion of any Series A Preferred Stock as and when required by this Certificate of Designation and the Subscription Agreement, between the Company and the Holder(s) (the "Subscription Agreement") or the Registration Rights Agreement;

              (vii) the Company breaches, and such breach continues uncured for three (3) Business Days after the Company has been notified thereof in writing by a Holder, any significant covenant or other material term or condition of this Certificate of Designation, the Subscription Agreement or the Registration Rights Agreement;

              (viii) any representation or warranty of the Company made herein or in any agreement, statement or certificate given in writing pursuant hereto or in connection herewith (including, without limitation, the Subscription Agreement and Registration Rights Agreement), shall be false or misleading in any material respect when made;

              (ix) the Company or any subsidiary of the Company shall make an assignment for the benefit of its creditors, or apply for or consent to the appointment of a receiver or trustee for it or for a substantial part of its property or business, or such receiver or trustee shall otherwise be appointed;

              (x) bankruptcy, insolvency, reorganization or liquidation proceedings or other proceedings for relief under any bankruptcy law or any law for the relief of debtors shall be instituted by or against the Company or any subsidiary of the Company (and such proceedings shall continue unstayed for thirty (30) days); or

              (xi) the Company fails to file a registration statement on Form 10 (to register securities pursuant to Section 12(b) or 12(g) of the Securities Exchange Act of 1934) within sixty (60) days of the Initial Issuance Date (as defined in Section 5 herein), or such registration statement is not declared effective within one hundred fifty (150) days of the Initial Issuance Date.

         (d) Failure to Pay Damages Amount. If the Company fails to pay the Holder Demand Prepayment Amount within five (5) Business Days of its receipt of a Demand Prepayment Notice, then such Holder shall have the right, at any time and from time to time prior to the payment of the Holder Demand Prepayment Amount, to require the Company, upon written notice, to immediately convert (in accordance with the terms of Section 5) all or any portion of the Holder Demand Prepayment Amount, into shares of Common Stock at the then current Conversion Price, provided that if the Company has not delivered the full number of shares of Common Stock issuable upon such conversion within five (5) Business Days after the Company receives written notice of such conversion, the Conversion Price with respect to such Holder Demand Prepayment Amount shall thereafter be deemed to be at the lowest Conversion Price in effect during the period beginning on the date of the Event of Default through the date on which the Company delivers to the Holder the full number of freely tradable shares of Common Stock issuable upon such conversion. In the event the Company is not able to pay all amounts due and payable with respect to all Series A Preferred Stock subject to Holder Demand Prepayment Notices, the Company shall pay the Holders such amounts pro rata, based on the total amounts payable to such Holder relative to the total amounts payable to all Holders.

     IN WITNESS WHEREOF, this Certificate of Designation is executed on behalf of the Company by its duly authorized officer this ____ day of __________, 2002.



                                        eUNIVERSE, INC.


                                        By:
                                           ------------------------------------
                                           Name:
                                           Title:

                                                                      Appendix D

                           CERTIFICATE OF DESIGNATION
                                       OF
                      SERIES B CONVERTIBLE PREFERRED STOCK
                                       OF
                                 eUNIVERSE, INC.

     eUniverse, Inc., a Delaware corporation (the "Company"), hereby certifies that the following resolution was adopted by the Board of Directors of the Company, as required by Section 151 of the Delaware General Corporation Law at a meeting duly called and held on ___________, 2002:

     RESOLVED, that pursuant to the authority expressly granted to and vested in the Board of Directors of the Company (the "Board of Directors") by the provisions of the Certificate of Incorporation of the Company (the "Certificate of Incorporation"), there is hereby created, out of the 40,000,000 shares of preferred stock, par value $.10 per share, of the Company authorized in Article Fourth of the Certificate of Incorporation (the "Preferred Stock"), a series of the Preferred Stock consisting of 4,098,335 shares, which series shall have the following powers, designations, preferences and relative, participating, optional or other rights, and the following qualifications, limitations and restrictions (in addition to any powers, designations, preferences and relative, participating, optional or other rights, and any qualifications, limitations and restrictions, set forth in the Certificate of Incorporation which are applicable to the Preferred Stock):

Section 1. Designation of Amount.

     The shares of Preferred Stock created hereby shall be designated the "Series B Convertible Preferred Stock" (the "Series B Preferred Stock") and the authorized number of shares constituting such series shall be 4,098,335. The Series B Preferred Stock shall rank senior to the Series A 6% Convertible Preferred Stock as to dividends, distributions or as to distributions of assets upon liquidation, dissolution, or winding up of the Company, whether voluntary or involuntary.

Section 2. Dividends.

     (a) The holders of the then outstanding shares of Series B Preferred Stock will be entitled to receive, when, as and if declared by the Board of Directors out of funds of the Company legally available therefor, non-cumulative cash dividends, accruing on a daily basis from the Original Issuance Date (as hereinafter defined) through and including the date on which such dividends are paid at the annual rate of 8% (the "Applicable Rate") of the Liquidation Preference (as hereinafter defined) per share of the Series B Preferred Stock. The term "Original Issuance Date" means October 23, 2001. The cash dividends provided for in this Section 2(a) are hereinafter referred to as "Base Dividends."

     (b) In addition to Base Dividends, in the event any dividends are declared or paid or any other distribution is made on or with respect to the common stock, par value $.001 per share ("Common Stock"), the holders of the Series B Preferred Stock as of the record date established by the Board of Directors for such dividend or distribution on the Common Stock shall be entitled to receive as additional dividends (the "Additional Dividends") an amount (whether in the form of cash, securities or other property) equal to the amount (and in the form) of the dividends or distribution that such holder would have received had the Series B Preferred Stock been converted into Common Stock as of the date immediately prior to the record date of such dividend or distribution on the Common Stock, such Additional Dividends to be payable on the same payment date as the payment date for the dividend on the Common Stock established by the Board of Directors (the "Additional Dividend Payment Date"); provided, however, that if the Company declares and pays a dividend or makes a distribution on the Common Stock consisting in whole or in part of Common Stock, then no such dividend or distribution shall be payable in respect of the Series B Preferred Stock on account of the portion of such dividend or distribution on the Common Stock payable in Common Stock and in lieu thereof the anti-dilution adjustment in Section 5(e) below shall apply. The record date for any such Additional Dividends shall be the record date for the applicable dividend or distribution on the Common Stock, and any such Additional Dividends shall be payable to the individual, entity or group (a "Person") in whose name the Series B Preferred Stock is registered at the close of business on the applicable record date.

     (c) No dividend shall be paid or declared on any share of Common Stock (other than dividends payable in Common Stock for which an adjustment is made pursuant to Section 5(e)(iv) hereof), unless a dividend, payable in the same consideration and manner, is simultaneously paid or declared, as the case may be, on each share of Series B Preferred Stock in an amount determined as set forth in paragraph (b) above. For purposes hereof, the term "dividends" shall include any pro rata distribution by the Company, out of funds of the Company legally available therefor, of cash, property, securities (including, but not limited to, rights, warrants or options) or other property or assets to the holders of the Common Stock, whether or not paid out of capital, surplus or earnings.

     (d) Prior to declaring any dividend or making any distribution on or with respect to shares of Common Stock, the Company shall take all prior corporate action necessary to authorize the issuance of any securities payable as a dividend in respect of the Series B Preferred Stock.

Section 3. Liquidation Preference.

     In the event of a liquidation, dissolution or winding up of the Company, whether voluntary or involuntary (a "Liquidation"), the holders of the Series B Preferred Stock then outstanding shall be entitled to receive out of the available assets of the Company, whether such assets are stated capital or surplus of any nature, an amount on such date equal to $2.60 per share of Series B Preferred Stock plus the amount of any accrued and unpaid Base Dividends as of such date, calculated pursuant to Section 2 and any declared but unpaid Additional Dividends as of such date (collectively, the "Liquidation Preference"). Such payment shall be made before any payment shall be made or any assets distributed to the holders of any class or series of the Common Stock, the holders of the Series A 6% Convertible Preferred Stock or any other class or series of the Company's capital stock ranking junior as to liquidation rights to the Series B Preferred Stock. After the Liquidation Preference has been paid in full pursuant to this Section 3, the holders of the Series A 6% Convertible Preferred Stock shall be entitled to receive their liquidation preference as set forth in the First Amendment to the Certificate of Designation of the Series A 6% Convertible Preferred Stock. Following payment, first, to the holders of the Series B Preferred Stock of the full preferential amounts described in the first sentence of this Section 3 and, second, to the holders of the Series A 6% Convertible Preferred Stock of the full preferential amounts described in the First Amendment to the Certificate of Designation of the Series A 6% Convertible Preferred Stock, the remaining assets (if any) of the Company available for distribution to stockholders of the Company shall be distributed, subject to the rights of the holders of shares of any other series of Preferred Stock ranking prior to the Common Stock as to distributions upon Liquidation, pro rata among
(i) the holders of the then outstanding shares of Series B Preferred Stock (as if the Series B Preferred Stock had been converted into Common Stock as of the date immediately prior to the date fixed for determination of stockholders entitled to receive such distribution) and (ii) the holders of the Common Stock and any other shares of capital stock of the Company ranking on a parity with the Common Stock as to distributions upon Liquidation. If upon any Liquidation the assets available for payment of the Liquidation Preference are insufficient to permit the payment to the holders of the Series B Preferred Stock of the full preferential amounts described in this paragraph, then all the remaining available assets shall be distributed among the holders of the then outstanding Series B Preferred Stock pro rata according to the number of then outstanding shares of Series B Preferred Stock held by each holder thereof. A Corporate Transaction (as hereinafter defined), shall at the election of the holders of a majority of the Series B Preferred Stock outstanding at the time constitute a Liquidation for purposes of this Section 3, other than an Excluded Corporate Transaction.

Section 4. Voting Rights.

     (a) Except as otherwise provided by applicable law and in addition to any voting rights provided by law, the holders of outstanding shares of the Series B Preferred Stock:

         (i) shall be entitled to vote together with the holders of the Common Stock as a single class on all matters submitted for a vote of holders of Common Stock;

         (ii) shall have such other voting rights as are specified in the Certificate of Incorporation or as otherwise provided by Delaware law; and

         (iii) shall be entitled to receive notice of any stockholders' meeting in accordance with the Certificate of Incorporation and By-laws of the Company.

         For purposes of the voting rights set forth in this Section 4(a), each share of Series B Preferred Stock shall entitle the holder thereof to cast one vote for each whole vote that such holder would be entitled to cast had such holder converted its Series B Preferred Stock into shares of Common Stock as of the date immediately prior to the record date for determining the stockholders of the Company eligible to vote on any such matter.

     (b) The holders of Series B Preferred Stock shall have the exclusive right, voting separately as a single class, to elect the following number of members of the Board of Directors: one (1) member in the event the Board of Directors consists of one (1) to five (5) members; two (2) members in the event the Board of Directors consists of six (6) to eight (8) members; and three (3) members in the event the Board of Directors consists of nine (9) to eleven (11) members (each such member elected by the Series B Preferred Stockholders, a "Preferred Stock Director"). Except as permitted by Section 4(c) below in no event shall the total number of members of the Board of Directors exceed eleven (11). In any such election the holders of Series B Preferred Stock shall be entitled to cast one vote per share of Series B Preferred Stock held of record on the record date for the determination of the holders of Series B Preferred Stock entitled to vote on such election. The initial Preferred Stock Director(s) shall be Thomas Gewecke, and he is elected to serve until his successors are duly elected; and thereafter the Preferred Stock Directors shall be elected at the same time as other members of the Board of Directors. A Preferred Stock Director may only be removed by the written consent or affirmative vote of at least a majority of the Series B Preferred Stock. If for any reason a Preferred Stock Director shall resign or otherwise be removed from the Board of Directors, then his or her replacement shall be a person elected by the holders of the

Series B Preferred Stock, in accordance with the voting procedures set forth in this Section 4(b). The Preferred Stock Directors shall be appointed by the Board of Directors to serve on each committee of the Board of Directors at least in the same proportions that the number of Preferred Stock Directors bears to the total number of directors then comprising the entire Board of Directors.

     (c) So long as any shares of Series B Preferred Stock remain outstanding, the Company shall not, without the written consent or affirmative vote of the holders of at least two-thirds of the outstanding shares of Series B Preferred Stock, (i) amend, alter, waive or repeal, whether by merger, consolidation, combination, reclassification or otherwise, the Certificate of Incorporation, including this Certificate of Designation, or By-laws of the Company or any provisions thereof (including the adoption of a new provision thereof), (ii) create, authorize or issue any class, series or shares of Preferred Stock or any other class of capital stock ranking either as to payment of dividends, distributions or as to distributions of assets upon Liquidation (x) prior to the Series B Preferred Stock, or (y) on a parity with the Series B Preferred Stock or (iii) increase the size of the Board or Directors beyond eleven (11) members. The vote of the holders of at least two-thirds of the outstanding shares of Series B Preferred Stock, voting separately as one class, shall be necessary to adopt any alteration, amendment or repeal of any provision of this Resolution, in addition to any other vote of stockholders required by law.

     (d) So long as 550 Digital Media Ventures Inc. or any of its affiliates owns at least 1,442,308 shares of Series B Preferred Stock or Common Stock (as appropriately adjusted for any stock split, combination, reorganization, reclassification, stock dividend, stock distribution or similar event), the Company shall not, without the written consent or affirmative vote of at least two-thirds of the Board of Directors (i) enter into an agreement to, or consummate, a Corporate Transaction, (ii) enter into transactions which result in or require the Company to issue shares of its capital stock in excess of 5% (in any one transaction) or 12.5% (in the aggregate, in a series of transactions commencing on or after the Original Issuance Date) of the Company's issued and outstanding shares of capital stock, (iii) enter into transactions which result in or require the Company to pay (whether in cash, stock or a combination thereof) in excess of 5% (in any one transaction) or 12.5% (in the aggregate, in a series of transactions commencing on or after the Original Issuance Date) of the Company's then-current market capitalization, (iv) increase or decrease the number of authorized shares of capital stock, (v) directly or indirectly declare or pay any dividend or make any other distribution in respect thereof, or directly or indirectly purchase, redeem, repurchase or otherwise acquire any shares of capital stock of the Company or any subsidiary, whether in cash or property or in obligations of the Company or any subsidiary, other than repurchases pursuant to an employee's employment or incentive agreement and upon an employee's termination and at a price not to exceed such employee's cost,
(vi)
increase or decrease the size of the Company's Board of Directors; provided that in no event shall the total number of members of the Board of Directors exceed
(11).

Section 5. Conversion Rights.

     (a) General. Subject to and upon compliance with the provisions of this
Section 5, the holders of the shares of Series B Preferred Stock shall be entitled, at their option, at any time to convert all or any such shares of Series B Preferred Stock into a number of fully paid and non-assessable shares (calculated as to each conversion to the nearest 1/100,000th of a share) of Common Stock. The number of shares of Common Stock to which a holder of Series B Preferred Stock shall be entitled upon conversion shall be determined by dividing (x) the Liquidation Preference of such Series B Preferred Stock as of the Conversion Date (as hereinafter defined) by (y) the Conversion Price in effect at the close of business on the Conversion Date (determined as provided in this Section 5).

     (b) Automatic Conversion. Each share of Series B Preferred Stock shall automatically convert, immediately upon the earlier of (1) the written consent of holders of more than 50% of issued and outstanding Series B Preferred Stock, and (2) the Company Election (each, an "Automatic Conversion Date") into fully paid and non-assessable shares of Common Stock. The number of shares of Common Stock (calculated as to each conversion to the nearest 1/100,000th of a share) to which a holder of Series B Preferred Stock shall be entitled upon such automatic conversion shall be determined by dividing (x) the Liquidation Preference of such Series B Preferred Stock as of the Automatic Conversion Date by (y) the Conversion Price in effect at the close of business on the Business Day immediately preceding such closing date. Such conversion shall occur automatically and without any further action by the holders of such shares and whether or not the certificates representing such shares are surrendered to the Company or its transfer agent. Upon the occurrence of such automatic conversion of the Series B Preferred Stock, the holders of Series B Preferred Stock shall surrender the certificates representing such shares at the office of the Company or any transfer agent for the Series B Preferred Stock. Thereupon, there shall be issued and delivered to such holder promptly at such office and in its name as shown on such surrendered certificate or certificates, a certificate or certificates for the number of shares of Common Stock into which the shares of Series B Preferred Stock surrendered were convertible on the date on which such automatic conversion occurred.

     (c) Conversion Price. The conversion price (the "Conversion Price") shall initially be $2.60, subject to adjustment from time to time in accordance with
Section 5(e).

     (d) Fractions of Shares. Unless the holder of shares of Series B Preferred Stock being converted specifies otherwise, the Company shall issue fractional shares of Common Stock (carried out to seven decimal places) upon conversion of shares of Series B Preferred Stock. If more than one share of Series B Preferred Stock shall be surrendered for conversion at one time by the same holder, the number of full shares of Common Stock to be issued shall be computed on the basis of the aggregate number of shares of Series B Preferred Stock so surrendered. Instead of any fractional shares of Common Stock which would otherwise be issuable upon conversion of any shares of Series B Preferred Stock, the Company shall pay a cash adjustment in respect of such fractional share in an amount equal to the product of such fraction multiplied by the Fair Market Value (as hereinafter defined) of one share of Common Stock on the Conversion Date.

     (e) Adjustments to Conversion Price. The Conversion Price shall be subject to adjustment from time to time as follows:

         (i) Upon Issuance of Common Stock. If the Company shall, at any time or from time to time after the Original Issuance Date, issue any shares of Common Stock (other than an issuance of Common Stock as a dividend or in a split of or subdivision in respect of which the adjustment provided for in
     Section 5(e)(iv) applies), options to purchase or rights to subscribe for Common Stock, securities by their terms convertible into or exchangeable for Common Stock, or options to purchase or rights to subscribe for such convertible or exchangeable securities (other than Excluded Stock (as defined below)) without consideration or for consideration per share less than the Conversion Price in effect immediately prior to such issuance, then such Conversion Price shall forthwith be lowered to a price equal to the price obtained by multiplying:

              (A) the Conversion Price in effect immediately prior to the issuance of such Common Stock, options, rights or securities by

              (B) a fraction of which (x) the denominator shall be the number of shares of Common Stock outstanding on a fully-diluted basis immediately after such issuance and (y) the numerator shall be the sum of (i) the number of shares of Common Stock outstanding on a fully-diluted basis immediately prior to such issuance and (ii) the number of additional shares of Common Stock which the aggregate consideration for the number of shares of Common Stock so offered would purchase at the Conversion Price.

         For purposes of this Section 5(e), "fully diluted basis" shall be determined in accordance with the treasury stock method of computing fully diluted earnings per share in accordance with GAAP.

         (ii) Upon Acquisition of Common Stock. If the Company or any subsidiary shall, at any time or from time to time after the Original Issuance Date, directly or indirectly, redeem, purchase or otherwise acquire any shares of Common Stock, options to purchase or rights to subscribe for Common Stock, securities by their terms convertible into or exchangeable for Common Stock (other than shares of Series B Preferred Stock that are redeemed according to their terms), or options to purchase or rights to subscribe for such convertible or exchangeable securities, for a consideration per share greater than the Fair Market Value (plus, in the case of such options, rights, or securities, the additional consideration required to be paid to the Company upon exercise, conversion or exchange) per share of Common Stock immediately prior to such event, then the Conversion Price shall forthwith be lowered to a price equal to the price obtained by multiplying:

              (A) the Conversion Price in effect immediately prior to such event by

              (B) a fraction of which (x) the denominator shall be the Fair
                  Market Value per share of Common Stock immediately prior to such event and (y) the numerator shall be the result of dividing:

                   a) (1) the product of (A) the number of shares of Common
              Stock outstanding on a fully-diluted basis and (B) the Fair Market Value per share of Common Stock, in each case immediately prior to such event, minus (2) the aggregate consideration paid by the Company in such event (plus, in the case of such options, rights, or convertible or exchangeable securities, the aggregate additional consideration to be paid by the Company upon exercise, conversion or exchange), by

                   b) the number of shares of Common Stock outstanding on a
              fully-diluted basis immediately after such event.

         (iii) For the purposes of any adjustment of a Conversion Price pursuant to paragraphs (1) of this Section 5(e), the following provisions shall be applicable:

              (1) In the case of the issuance of Common Stock for cash in a public offering or private placement, the consideration shall be deemed to be the amount of cash paid therefor before deducting therefrom any discounts, commissions or placement fees payable by the Company to any underwriter or placement agent in connection with the issuance and sale thereof.

              (2) In the case of the issuance of Common Stock for a consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be the Fair Market Value thereof.

              (3) In the case of the issuance of options to purchase or rights to subscribe for Common Stock, securities by their terms convertible into or exchangeable for Common Stock, or options to purchase or rights to subscribe for such convertible or exchangeable securities (except for options to acquire Excluded Stock):

                   (A) the aggregate maximum number of shares of Common Stock deliverable upon exercise of such options to purchase or rights to subscribe for Common Stock shall be deemed to have been issued at the time such options or rights were issued and for a consideration equal to the consideration (determined in the manner provided in subparagraphs (i) and (ii) above), if any, received by the Company upon the issuance of such options or rights plus the minimum purchase price provided in such options or rights for the Common Stock covered thereby;

                   (B) the aggregate maximum number of shares of Common Stock deliverable upon conversion of or in exchange for any such convertible or exchangeable securities or upon the exercise of options to purchase or rights to subscribe for such convertible or exchangeable securities and subsequent conversion or exchange thereof shall be deemed to have been issued at the time such securities, options, or rights were issued and for a consideration equal to the consideration received by the Company for any such securities and related options or rights (excluding any cash received on account of accrued interest or accrued dividends), plus the additional consideration, if any, to be received by the Company upon the conversion or exchange of such securities or the exercise of any related options or rights (the consideration in each case to be determined in the manner provided in paragraphs (i) and
                       (ii) above);

                   (C) on any change in the number of shares or exercise price of Common Stock deliverable upon exercise of any such options or rights or conversions of or exchanges for such securities, other than a change resulting from the anti-dilution provisions thereof, the applicable Conversion Price shall forthwith be readjusted to such Conversion Price as would have been obtained had the adjustment made upon the issuance of such options, rights or securities not converted prior to such change or options or rights related to such securities not converted prior to such change been made upon the basis of such change; and

                   (D) no further adjustment of the Conversion Price adjusted upon the issuance of any such options, rights, convertible securities or exchangeable securities shall be made as a result of the actual issuance of Common Stock on the exercise of any such rights or options or any conversion or exchange of any such securities.

         (iv) Upon Stock Dividends, Subdivisions or Splits. If, at any time after the Original Issuance Date, the number of shares of Common Stock outstanding is increased by a stock dividend payable in shares of Common Stock or by a subdivision or split-up of shares of Common Stock, then, following the record date for the determination of holders of Common Stock entitled to receive such stock dividend, or to be affected by such subdivision or split-up, the Conversion Price shall be appropriately decreased so that the number of shares of Common Stock issuable on conversion of Series B Preferred Stock shall be increased in proportion to such increase in outstanding shares.

         (v) Upon Combinations. If, at any time after the Original Issuance Date, the number of shares of Common Stock outstanding is decreased by a combination of the outstanding shares of Common Stock into a smaller number of shares of Common Stock, then, following the record date to determine shares affected by such combination, the Conversion Price shall be appropriately increased so that the number of shares of Common Stock issuable on conversion of each share of Series B Preferred Stock shall be decreased in proportion to such decrease in outstanding shares.

         (vi) Upon Reclassifications, Reorganizations, Consolidations or Mergers. In the event of any capital reorganization of the Company, any reclassification of the stock of the Company (other than a change in par value or from par value to no par value or from no par value to par value or as a result of a stock dividend or subdivision, split-up or combination of shares), or any consolidation or merger of the Company with or into another corporation (where the Company is not the surviving corporation or where there is a change in or distribution with respect to the Common Stock), each share of Series B Preferred Stock shall after such reorganization, reclassification, consolidation, or merger be convertible into the kind and number of shares of stock or other securities or property of the Company or of the successor corporation resulting from such consolidation or surviving such merger, if any, to which the holder of the number of shares of Common Stock deliverable (immediately prior to the time of such reorganization, reclassification, consolidation or merger) upon conversion of such Series B Preferred Stock would have been entitled upon such reorganization, reclassification, consolidation or merger. The provisions of this clause shall similarly apply to successive reorganizations, reclassifications, consolidations, or mergers. The Company shall not effect any such reorganization, reclassification, consolidation or merger unless, prior to the consummation thereof, the successor corporation (if other than the Company) resulting from such reorganization, reclassification, consolidation, shall assume, by written instrument, the obligation to deliver to the holders of the Series B Preferred Stock such shares of stock, securities or assets, which, in accordance with the foregoing provisions, such holders shall be entitled to receive upon such conversion.

         (vii) Deferral in Certain Circumstances. In any case in which the provisions of this Section 5(e) shall require that an adjustment shall become effective immediately after a record date of an event, the Company may defer until the occurrence of such event:

              (1) issuing to the holder of any Series B Preferred Stock converted after such record date and before the occurrence of such event the shares of capital stock issuable upon such conversion by reason of the adjustment required by such event and issuing to such holder only the shares of capital stock issuable upon such conversion before giving effect to such adjustments, and

              (2) paying to such holder any amount in cash in lieu of fractional share of capital stock pursuant to Section 5(d) above;

     provided, however, that the Company shall deliver to such holder an appropriate instrument or due bills evidencing such holder's right to receive such additional shares and such cash.

         (viii) Other Anti-Dilution Provisions. If the Company has issued or issues any securities on or after the Original Issuance Date containing provisions protecting the holder or holders thereof against dilution in any manner more favorable to such holder or holders thereof than those set forth in this Section 5, such provisions (or any more favorable portion thereof) shall be deemed to be incorporated herein as if fully set forth herein and, to the extent inconsistent with any provision herein, shall be deemed to be substituted therefor.

         (ix) Appraisal Procedure. In any case in which the provisions of this
     Section 5(e) shall necessitate that the Appraisal Procedure be utilized for purposes of determining an adjustment to the Conversion Price, the Company may defer until the completion of the Appraisal Procedure and the determination of the adjustment:

              (1) issuing to the holder of any share of Series B Preferred Stock converted after the date of the event that requires the adjustment and before completion of the Appraisal Procedure and the determination of the adjustment, the shares of capital stock issuable upon such conversion by reason of the adjustment required by such event and issuing to such holder only the shares of capital stock issuable upon such conversion before giving effect to such adjustment and

              (2) paying to such holder any amount in cash in lieu of a fractional share of capital stock pursuant to Section 5(d) above;

     provided, however, that the Company shall deliver to such holder an appropriate instrument or due bills evidencing such holder's right to receive such additional shares and such cash.

         (x) Exceptions. Section 5(e) shall not apply to (i) any issuance of Common Stock upon any grant or exercise of any warrants or options awarded to employees or directors of the Company pursuant to an employee stock option plan or stock incentive plan approved by the Board of Directors,
     (ii) any issuance of Common Stock upon conversion of the Preferred Stock,
     (iii) upon approval by the Preferred Stockholder, (x) any issuance of Common Stock or any grant of any warrants or options to purchase Common Stock as payment for services or compensation or (y) in connection with an asset or stock acquisition (collectively, the "Excluded Stock").

     (f) Exercise of Conversion Privilege.

         (i) Except in the case of an automatic conversion pursuant to Section 5(b), in order to convert shares of Series B Preferred Stock, a holder must
     (A) surrender the certificate or certificates evidencing such holder's shares of Series B Preferred Stock to be converted, duly endorsed in a form satisfactory to the Company, at the office of the Company and (B) notify the Company at such office that such holder elects to convert Series B Preferred Stock and the number of shares such holder wishes to convert. Such notice referred to in clause (B) above shall be delivered substantially in the following form:

                      "NOTICE TO EXERCISE CONVERSION RIGHT

     The undersigned, being a holder of the Series B Convertible Preferred Stock of eUniverse, Inc. (the "Convertible Preferred Stock"), irrevocably exercises the right to convert ____________ outstanding shares of Convertible Preferred Stock on ___________, ____, into shares of Common Stock of eUniverse, Inc. In accordance with the terms of the shares of Convertible Preferred Stock, and directs that the shares issuable and deliverable upon the conversion be issued and delivered in the denominations indicated below to the registered holder hereof unless a different name has been indicated below.

Dated: [At least one Business Day prior to the date fixed for conversion]

Fill in for registration of
shares of Common Stock
if to be issued other than
to the registered holder:

Name


Address


Please print name and                                (Signature)
address, including postal
code number


Denominations:  _________"

         (ii) Series B Preferred Stock shall be deemed to have been converted immediately prior to the close of business on the day (the "Conversion Date") of surrender of such shares of Series B Preferred Stock for conversion in accordance with the foregoing provisions (or, in the case of an automatic conversion pursuant to Section 5(b), the Automatic Conversion Date, and at such time the rights of the holders of such shares of Series B Preferred Stock as holder shall cease, and the Person or Persons entitled to receive the Common Stock issuable upon conversion shall be treated for all purposes as the record holder or holders of such Common Stock as and after such time. As promptly as practicable on or after the Conversion Date, the Company shall issue and shall deliver at any office or agency of the Company maintained for the surrender of Series B Preferred Stock a certificate or certificates for the number of full shares of Common Stock issuable upon conversion, together with payment in lieu of any fraction of a share, as provided in Section 5(d).

         (iii) In the case of any certificate evidencing shares of Series B Preferred Stock which is converted in part only, upon such conversion the Company shall execute and deliver a new certificate representing an aggregate number of shares of Series B Preferred Stock equal to the unconverted portion of such certificate.

     (g) Notice of Adjustment of Conversion Price. Whenever the Conversion Price is adjusted as herein provided: (i) the Company shall compute the adjusted Conversion Price in accordance with Section 5(e) and shall prepare a certificate signed by the Treasurer or Chief Financial Officer of the Company setting forth the adjusted Conversion Price and showing in reasonable detail the facts upon which such adjustment is based, and such certificate shall forthwith be filed at each office or agency maintained for such purpose or conversion of shares of Series B Preferred

Stock; and (ii) a notice stating that the Conversion Price has been adjusted and setting forth the adjusted Conversion Price shall forthwith be prepared by the Company, and as soon as practicable after it is prepared, such notice shall be mailed by the Company at its expense to all holders at their last addresses as they shall appear in the stock register.

     (h) Notice of Certain Corporate Action. In case: (i) the Company shall take an action or an event shall occur, that would require a Conversion Price adjustment pursuant to Section 5(e); or (ii) the Company shall grant to the holders of its Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class; or (iii) of any reclassification of the Common Stock (other than a subdivision or combination of the outstanding shares of Common Stock), or of any consolidation, merger or share exchange to which the Company is a party and for which approval of any stockholders of the Company is required, or of the sale or transfer of all or substantially all of the assets of the Company; or (iv) of the voluntary or involuntary dissolution, liquidation or winding up of the Company; or (v) the Company or any subsidiary shall commence a tender offer for all or a portion of the outstanding shares of Common Stock (or shall amend any such tender offer to change the maximum number of shares being sought or the amount or type of consideration being offered therefor); then the Company shall cause to be filed at each office or agency maintained for such purpose, and shall cause to be mailed to all holders at their last addresses as they shall appear in the stock register, at least 30 days prior to the applicable record, effective or expiration date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution or granting of rights or warrants, or, if a record is not to be taken, the date as of which the holders of Common Stock of record who will be entitled to such dividend, distribution, rights or warrants are to be determined, (y) the date on which such reclassification, consolidation, merger, share exchange, sale, transfer, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, share exchange, sale, transfer, dissolution, liquidation or winding up, or (z) the date on which such tender offer commenced, the date on which such tender offer is scheduled to expire unless extended, the consideration offered and the other material terms thereof (or the material terms of the amendment thereto). Such notice shall also set forth such facts with respect thereto as shall be reasonably necessary to indicate the effect of such action on the Conversion Price and the number, kind or class of shares or other securities or property which shall be deliverable or purchasable upon the occurrence of such action or deliverable upon conversion of the Series B Preferred Stock. Neither the failure to give any such notice nor any defect therein shall affect the legality or validity of any action described in clauses (i) through (v) of this Section 5(h).

     (i) Company to Reserve Common Stock. The Company shall at all times reserve and keep available, free from preemptive rights, out of the authorized but unissued Common Stock or out of the Common Stock held in treasury, for the purpose of effecting the conversion of Series B Preferred Stock, the full number of shares of Common Stock then issuable upon the conversion of all outstanding shares of Series B Preferred Stock.

     Before taking any action that would cause an adjustment reducing the Conversion Price below the then par value (if any) of the shares of Common Stock deliverable upon conversion of the Series B Preferred Stock or that would cause the number of shares of Common Stock deliverable upon conversion of the Series B Preferred Stock to exceed (when taken together with all other outstanding shares of Common Stock) the number of shares of Common Stock that the Company is authorized to issue, the Company will take any corporate action that, in the opinion of its counsel, is necessary in order that the Company may validly and legally issue the full number of fully paid and non-assessable shares of Common Stock issuable upon conversion at such adjusted conversion price.

     (j) Taxes on Conversions. The Company will pay any and all original issuance, transfer, stamp and other similar taxes that may be payable in respect of the issue or delivery of shares of Common Stock on conversion of Series B Preferred Stock pursuant hereto. The Company shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of shares of Common Stock in a name other than that of the holder of the share(s) of Series B Preferred Stock to be converted, and no such issue or delivery shall be made unless and until the Person requesting such issue has paid to the Company the amount of any such tax, or has established to the reasonable satisfaction of the Company that such tax has been or will be paid.

     (k) Cancellation of Converted Series B Preferred Stock. All Series B Preferred Stock delivered for conversion shall be delivered to the Company to be canceled.

     (l) Certain Definitions. The following terms shall have the following respective meanings herein:

         "Appraisal Procedure" if applicable, means the following procedure to determine the fair market value, as to any security, for purposes of the definition of "Fair Market Value" or the fair market value, as to any other property (in either case, the "Valuation Amount"). The Valuation Amount shall be determined in good faith jointly by the Board of Directors and the holders of more than 50% of the issued and outstanding shares of Series B Preferred Stock (the "Majority Holder"); provided, however, that if such parties are not able to agree on the Valuation Amount within a reasonable period of time (not to exceed twenty (20) days), the Valuation Amount shall be determined by an investment banking firm of national recognition, which firm shall be reasonably acceptable to the Board of Directors and the Majority Holder. If the Board of Directors and the Majority Holder are unable to agree upon an acceptable investment banking firm within ten (10) days after the date either party proposed that one be selected, the investment banking firm will be selected by an arbitrator located in New York City, New York, selected by the American Arbitration Association (or if such organization ceases to exist, the arbitrator shall be chosen by a court of competent jurisdiction). The arbitrator shall select the investment banking firm (within ten (10) days of his appointment) from a list, jointly prepared by the Board of Directors and the Majority Holder, of not more than six investment banking firms of national standing in the United States, of which no more than three may be named by the Board of Directors and no more than three may be named by the Majority Holder. The arbitrator may consider, within the ten-day period allotted, arguments from the parties regarding which investment banking firm to choose, but the selection by the arbitrator shall be made in its sole discretion from the list of six. The Board of Directors and the Majority Holder shall submit their respective valuations and other relevant data to the investment banking firm, and the investment banking firm shall, within thirty days of its appointment, make its own determination of the Valuation Amount. The final Valuation Amount for purposes hereof shall be the average of the two Valuation Amounts closest together, as determined by the investment banking firm, from among the Valuation Amounts submitted by the Company and the Majority Holder and the Valuation Amount calculated by the investment banking firm. The determination of the final Valuation Amount by such investment-banking firm shall be final and binding upon the parties. The Company shall pay the fees and expenses of the investment banking firm and arbitrator (if any) used to determine the Valuation Amount. If required by any such investment banking firm or arbitrator, the Company shall execute a retainer and engagement letter containing reasonable terms and conditions, including, without limitation, customary provisions concerning the rights of indemnification and contribution by the Company in favor of such investment banking firm or arbitrator and its officers, directors, partners, employees, agents and affiliates.

         "Business Day" means a day other than a Saturday, Sunday or day on which banking institutions in New York are authorized or required to remain closed.

         "Company Election" means the election by the Company to exercise its right to convert the Series B Preferred Stock into Common Stock within

     60 days of the public filing by the Company on Form 10-K or 10-Q, as applicable, evidencing the Company's achievement of four (4) consecutive quarters (commencing after the Original Issuance Date) of individual quarterly Operating Profits equal to or greater than $750,000 in each of the four (4) consecutive quarters.

         "Corporate Transaction" means a reorganization, merger, change of control or consolidation of the Company or sale or other disposition of all or substantially all of the assets of the Company.

         "Excluded Corporate Transaction" means a Corporate Transaction pursuant to which the individuals or entities who are the beneficial owners, respectively, of the Outstanding Company Common Stock and the Outstanding Company Voting Securities immediately prior to such Corporate Transaction will beneficially own, directly or indirectly, more than 50% of, respectively, the outstanding shares of common stock, and the combined voting power of the outstanding securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from, or the transferee Person, in such Corporate Transaction (including, without limitation, a corporation which as a result of such transaction owns 100% of the Outstanding Company Common Stock or all or substantially all of the Company's assets either directly or indirectly) in substantially the same proportions relative to each other as their ownership, immediately prior to such Corporate Transaction, of the Outstanding Company Common Stock and the Outstanding Company Voting Securities, as the case may be.

         "Fair Market Value" means, as to any security, the Twenty Day Average of the average closing prices of such security's sales on all domestic securities exchanges on which such security may at the time be listed, or, if there have been no sales on any such exchange on any day, the average of the highest bid and lowest asked prices on all such exchanges at the end of such day, or, if on any day such security is not so listed, the average of the representative bid and asked prices quoted in the NASDAQ National Market System as of 4:00 P.M., New York City time, on such day, or, if on any day such security is not quoted in the NASDAQ National Market System, the average of the highest bid and lowest asked prices on such day in the domestic over-the-counter market as reported by the National Quotation Bureau, Incorporated, or any similar or successor organization (and in each such case excluding any trades that are not bona fide, arm's length transactions). If at any time such security is not listed on any domestic securities exchange or quoted in the NASDAQ National Market System or the domestic over-the-counter market, the "Fair Market Value" of such security shall be the fair market value thereof as determined in accordance with the Appraisal Procedure, using any appropriate valuation method, assuming an arms-length sale to an independent party. In determining the Fair Market Value of any class or series of Common Stock, a sale of all of the issued and outstanding Common Stock will be assumed, without giving regard to the lack of liquidity of such stock due to any restrictions (contractual or otherwise) applicable thereto or any discount for minority interests and assuming the conversion or exchange of all securities then outstanding that are convertible into or exchangeable for Common Stock and the exercise of all rights and warrants then outstanding and exercisable to purchase shares of such stock or securities convertible into or exchangeable for shares of such stock; provided, however that such assumption will not include those securities, rights and warrants convertible into Common Stock where the conversion, exchange or exercise price per share is greater than the Fair Market Value; provided, further, however, that Fair Market Value shall be determined with regard to the relative priority of each class or series of Common Stock (if more than one class or series exists). "Fair Market Value" means with respect to property other than securities, the "fair market value" determined in accordance with the Appraisal Procedure.

         "GAAP" means generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board, which are in effect from time to time.

         "Operating Profits" means earnings before interest, taxes and purchase price amortization, adjusted to exclude non-recurring items, equity earnings/losses and minority interests.

         "Outstanding Company Common Stock" means the then outstanding shares of Common Stock.

         "Outstanding Company Voting Securities" means the combined voting power of the then outstanding securities of the Company entitled to vote generally in the election of directors.

         "Twenty Day Average" means, with respect to any prices and in connection with the calculation of Fair Market Value, the average of such prices over the twenty Business Days ending on the Business Day immediately prior to the day as of which "Fair Market Value" is being determined.

         "Voting Stock" shall mean shares of Common Stock, Preferred Stock and any other class of securities of the Company having the power to elect directors to the Board of Directors and any other general voting power (and shall include any shares of Voting Stock issuable upon exercise, exchange or conversion of securities exercisable or exchangeable for or convertible into shares of Voting Stock). Each share of Common Stock shall count as one share of Voting Stock, each share of Preferred Stock shall count as a number of shares of Voting Stock equal to the number of shares of Common Stock into which such share of Preferred Stock is then convertible and each share of any other class of securities of the Company constituting Voting Stock shall count as a number of shares of Voting Stock equal to the number of shares of Common Stock into which such share of Voting Stock is then convertible, exchangeable or exercisable, as the case may be.

         "Voting Stock Equivalents" means any right, warrant, option or security of the Company which is exercisable or exchangeable for or convertible into, or represents the right to otherwise acquire, directly or indirectly, Voting Stock, whether at the time of issuance or upon the passage of time or the occurrence of some future event. Each Voting Stock Equivalent shall count as a number of shares of Voting Stock equal to the number of shares of Common Stock into which such Voting Stock Equivalent is then convertible, exchangeable or exercisable.

Section 6. Dividend Received Deduction.

     For federal income tax purposes, the Company shall report distributions on the Series B Preferred Stock as dividends, to the extent of the Company's current and accumulated earnings and profits (as determined for federal income tax purposes).

Section 7. Preemptive Rights.

     In case the Company proposes at any time to issue or sell any Voting Stock, options, rights or warrants to purchase Voting Stock or Voting Stock Equivalents or any other securities (whether debt or equity) of the Company, other than Excluded Stock (collectively, the "Company Offered Securities"), the Company shall, no later than twenty-five (25) days prior to the consummation of such transaction (a "Preemptive Rights Transaction"), give notice in writing (the "Preemptive Rights Offer Notice") to each holder of Series B Preferred Stock of such Preemptive Rights Transaction. The Preemptive Rights Offer Notice shall describe the proposed Preemptive Rights Transaction, identify the proposed purchaser, and contain an offer (the "Preemptive Rights Offer") to sell to each holder of Series B Preferred Stock, at the same price and for the same consideration to be paid by the proposed purchaser (provided, that, in the event any of such consideration is non-cash consideration, at the election of such holder of Series B Preferred Stock to whom the Preemptive Rights Offer is made, such holder of Series B Preferred Stock may pay cash equal to the value of such non-cash consideration), all or any part of such holder of Series B Preferred Stock's pro rata portion of the Company Offered Securities (which shall be a fraction of the Company Offered Securities determined by dividing the number of shares of outstanding Voting Stock owned by such holder of Series B Preferred Stock by the sum of (i) the number of shares of outstanding Voting Stock owned by such holder of Series B Preferred Stock and (ii) the number of outstanding shares of Voting Stock not held by such holder of Series B Preferred Stock). If any holder of Series B Preferred Stock to whom a Preemptive Rights Offer is made fails to accept (a "Non-Responding Holder") in writing the Preemptive Rights Offer by the tenth
(10th) day after the Company's delivery of the Preemptive Rights Offer Notice, such Non-Responding Holders shall have no further rights with respect to the proposed Preemptive Rights Transaction.

     IN WITNESS WHEREOF, this Certificate of Designation is executed on behalf of the Company by its duly authorized officer this ____ day of _________, 2002.


                                       eUNIVERSE, INC.



                                       By:
                                           ------------------------------------
                                           Name:
                                           Title:

                                                                      Appendix E


                                eUNIVERSE, INC.
                                     BYLAWS

                            ARTICLE I - STOCKHOLDERS

         Section 1. Annual Meeting.

         An annual meeting of the stockholders, for the election of directors to succeed those whose terms expire and for the transaction of such other business as may properly come before the meeting, shall be held at such place, on such date, and at such time as the Board of Directors shall each year fix, which date shall be within thirteen (13) months of the last annual meeting of stockholders or, if no such meeting has been held, the date of incorporation. Any other proper business may be transacted at the annual meeting.

         Section 2. Special Meetings.


         Special meetings of the stockholders, for any purpose or purposes prescribed in the notice of the meeting, may be called by the Chairman of the Board, if any, the Vice Chairman of the Board, if any, the President or the Board of Directors, and shall be held at such place, on such date, and at such time as they or he or she shall fix.

         Section 3. Notice of Meetings.

         Notice of the place, if any, date, and time of all meetings of the stockholders shall be given, not less than ten (10) nor more than sixty (60) days before the date on which the meeting is to be held, to each stockholder entitled to vote at such meeting, except as otherwise provided herein or required by law (meaning, here and hereinafter, as required from time to time by the Delaware General Corporation Law or the Certificate of Incorporation of the Corporation including any Preferred Stock Designation, as defined therein).

         When a meeting is adjourned to another time or place, notice need not be given of the adjourned meeting if the time and place, if any, thereof, and the means of remote communications, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such adjourned meeting are announced at the meeting at which the adjournment is taken; provided, however, that if the date of any adjourned meeting is more than thirty
(30) days after the date for which the meeting was originally noticed, or if a new record date is fixed for the adjourned meeting, notice of the place, date, and time of the adjourned meeting and the means of remote communications, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such adjourned meeting, shall be given in conformity herewith. At any adjourned meeting, any business may be transacted which might have been transacted at the original meeting.

         Section 4. Quorum.

         At any meeting of the stockholders, the holders of a majority of all of the shares of the stock entitled to vote at the meeting, present in person or by proxy, shall constitute a quorum for all purposes, unless or except to the extent that the presence of a larger number may be required by law. Where a separate vote by a class or classes or series is required, a majority of the shares of such class or classes or series present in person or represented by proxy shall constitute a quorum entitled to take action with respect to that vote on that matter.

         If a quorum shall fail to attend any meeting, the chairman of the meeting or the holders of a majority of the shares of stock entitled to vote who are present, in person or by proxy, may adjourn the meeting to another place, if any, date, or time.

         Section 5. Organization.

         Such person as the Board of Directors may have designated or, in the absence of such a person, the President of the Corporation or, in his or her absence, such person as may be chosen by the holders of a majority of the shares entitled to vote who are present, in person or by proxy, shall call to order any meeting of the stockholders and act as chairman of the meeting. In the absence of the Secretary of the Corporation, the secretary of the meeting shall be such person as the chairman of the meeting appoints.

         Section 6. Conduct of Business.

         The chairman of any meeting of stockholders shall determine the order of business and the procedure at the meeting, including such regulation of the manner of voting and the conduct of discussion as seem to him or her in order. The date and time of the opening and closing of the polls for each matter upon which the stockholders will vote at the meeting shall be announced at the meeting.

         Section 7. Proxies and Voting.

         At any meeting of the stockholders, every stockholder entitled to vote may vote in person or by proxy authorized by an instrument in writing or by a transmission permitted by law filed in accordance with the procedure established for the meeting. Any copy, facsimile telecommunication or other reliable reproduction of the writing or transmission created pursuant to this paragraph may be substituted or used in lieu of the original writing or transmission for any and all purposes for which the original writing or transmission could be used, provided that such copy, facsimile telecommunication or other reproduction shall be a complete reproduction of the entire original writing or transmission.

         The Corporation may, and to the extent required by law, shall, in advance of any meeting of stockholders, appoint one or more inspectors to act at the meeting and make a written report thereof. The Corporation may designate one or more alternate inspectors to replace any inspector who fails to act. If no inspector or alternate is able to act at a meeting of stockholders, the person presiding at the meeting may, and to the extent required by law, shall, appoint one or more inspectors to act at the meeting. Each inspector, before entering upon the discharge of his or her duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his or her ability. Every vote taken by ballots shall be counted by an inspector or inspectors appointed by the chairman of the meeting.

         All elections shall be determined by a plurality of the votes cast, and except as otherwise required by law, all other matters shall be determined by a majority of the votes cast affirmatively or negatively.

         Section 8. Stock List.

         A complete list of stockholders entitled to vote at any meeting of stockholders, arranged in alphabetical order for each class of stock and showing the address of each such stockholder and the number of shares registered in his or her name, shall be open to the examination of any such stockholder for a period of at least ten (10) days prior to the meeting in the manner provided by law.

         The stock list shall also be open to the examination of any stockholder during the whole time of the meeting as provided by law. This list shall presumptively determine the identity of the stockholders entitled to vote at the meeting and the number of shares held by each of them.

         Section 9. Consent of Stockholders in Lieu of Meeting.

         To the fullest extent permitted by law, any action required to be taken at any annual or special meeting of stockholders of the Corporation, or any action which may be taken at any annual or special meeting of the stockholders, may be taken without a meeting, without prior notice and without a vote, if, subject to the rights of the holders of any series of Preferred Stock under specified circumstances, a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than a majority of the votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and shall be delivered to the Corporation by delivery to its registered office in Delaware, its principal place of business, or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to the Corporation's registered office shall be made by hand or by certified or registered mail, return receipt requested.

         Every written consent shall bear the date of signature of each stockholder who signs the consent and no written consent shall be effective to take the corporate action referred to therein unless, within sixty (60) days of the date the earliest dated consent is delivered to the Corporation, a written consent or consents signed by a sufficient number of holders to take action are delivered to the Corporation in the manner prescribed in the first paragraph of this Section. A telegram, cablegram or other electronic transmission consenting to an action to be taken and transmitted by a stockholder or proxyholder, or by a person or persons authorized to act for a stockholder or proxyholder, shall be deemed to be written, signed and dated for the purposes of this Section to the extent permitted by law.

         Any copy, facsimile, or other reliable reproduction of a consent in writing may be submitted or used in lieu of the original writing for any and all purposes for which the original writing could be use, provided that such copy, facsimile or other reproduction shall be a complete reproduction of the entire original writing.

                         ARTICLE II - BOARD OF DIRECTORS

         Section 1. Number and Term of Office.

         Subject to the rights of the holders of any series of Preferred Stock to elect additional directors under specified circumstances, the number of directors shall be fixed from time to time exclusively by the board of directors pursuant to a resolution adopted by a majority of the Whole Board. For purposes of these Bylaws, the term "Whole Board" shall mean the total number of authorized directors whether or not there exist any vacancies in previously authorized directorships. Each director shall be elected for a term of one year and until his or her successor is elected and qualified, except as otherwise provided herein or required by law.

         To the fullest extent permitted by law, whenever the authorized number of directors is increased between annual meetings of the stockholders, such newly created directorships may only be filled by a majority of the directors then in office. Any decrease in the authorized number of directors shall not become effective until the expiration of the term of the directors then in office unless, at the time of such decrease, there shall be vacancies on the board which are being eliminated by the decrease.

         Section 2. Vacancies.

         To the fullest extent permitted by law, if the office of any director becomes vacant by reason of death, resignation, disqualification, removal or other cause, such vacancy may only be filled by a majority of the directors remaining in office, although less than a quorum.

         Section 3. Regular Meetings.

         Regular meetings of the Board of Directors shall be held at such place or places, on such date or dates, and at such time or times as shall have been established by the Board of Directors and publicized among all directors. A notice of each regular meeting shall not be required.

         Section 4. Special Meetings.

         Special meetings of the Board of Directors may be called by one-third (1/3) of the directors then in office (rounded up to the nearest whole number) or by the President and shall be held at such place, on such date, and at such time as they or he or she shall fix. Notice of the place, date, and time of each such special meeting shall be given to each director by whom it is not waived by mailing written notice not less than five (5) days before the meeting or by telegraphing or telexing or by facsimile or electronic transmission of the same not less than twenty-four (24) hours before the meeting. Unless otherwise indicated in the notice thereof, any and all business may be transacted at a special meeting.

         Section 5. Quorum.

         At any meeting of the Board of Directors, a majority of the total number of the whole Board of Directors shall constitute a quorum for all purposes. If a quorum shall fail to attend any meeting, a majority of those present may adjourn the meeting to another place, date, or time, without further notice or waiver thereof.

Section 6. Participation in Meetings By Conference Telephone.

         Members of the Board of Directors, or of any committee thereof, may participate in a meeting of such Board of Directors or committee by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other and such participation shall constitute presence in person at such meeting.

         Section 7. Conduct of Business.

         At any meeting of the Board of Directors, business shall be transacted in such order and manner as the Board of Directors may from time to time determine, and all matters shall be determined by the vote of a majority of the directors present, except as otherwise provided herein or required by law. Action may be taken by the Board of Directors without a meeting if all members thereof consent thereto in writing or by electronic transmission, and the writing or writings or electronic transmission or transmissions are filed with the minutes of proceedings of the Board of Directors. Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form.

         Section 8. Compensation of Directors.

         Directors, as such, may receive, pursuant to resolution of the Board of Directors, fixed fees and other compensation for their services as directors, including, without limitation, their services as members of committees of the Board of Directors.

                            ARTICLE III - COMMITTEES

         Section 1. Committees of the Board of Directors.

         The Board of Directors may from time to time designate committees of the Board of Directors, with such lawfully delegable powers and duties as it thereby confers, to serve at the pleasure of the Board of Directors and shall, for those committees and any others provided for herein, elect a director or directors to serve as the member or members, designating, if it desires, other directors as alternate members who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of any member of any committee and any alternate member in his or her place, the member or members of the committee present at the meeting and not disqualified from voting, whether or not he or she or they constitute a quorum, may by unanimous vote appoint another member of the Board of Directors to act at the meeting in the place of the absent or disqualified member.

         Section 2. Conduct of Business.

         Each committee may determine the procedural rules for meeting and conducting its business and shall act in accordance therewith, except as otherwise provided herein or required by law. Adequate provision shall be made for notice to members of all meetings; one-third (1/3) of the members shall constitute a quorum unless the committee shall consist of one (1) or two (2) members, in which event one (1) member shall constitute a quorum; and all matters shall be determined by a majority vote of the members present. Action may be taken by any committee without a meeting if all members thereof consent thereto in writing or by electronic transmission, and the writing or writings or electronic transmission or transmissions are filed with the minutes of the proceedings of such committee. Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form.

                              ARTICLE IV - OFFICERS

         Section 1. Generally.

         The officers of the Corporation shall consist of a President and a Secretary and such other officers as may from time to time be appointed by the Board of Directors. The Board of Directors may, if it so determines, elect from among its members a Chairman of the Board who shall, subject to the direction and under the supervision of the Board of Directors, have general charge of all of the affairs of the Corporation. Officers shall be elected by the Board of Directors, which shall consider that subject at its first meeting after every annual meeting of stockholders. Each officer shall hold office until his or her successor is elected and qualified or until his or her earlier resignation or removal. Any number of offices may be held by the same person.

         Section 2. President.

         Subject to the provisions of these By-laws and to the direction of the Board of Directors, he or she shall have the responsibility for the general management and control of the business and affairs of the Corporation and shall perform all duties and have all powers which are commonly incident to the office of chief executive or which are delegated to him or her by the Board of Directors. He or she shall have power to sign all stock certificates, contracts and other instruments of the Corporation which are authorized and shall have general supervision and direction of all of the other officers, employees and agents of the Corporation.

         Section 3. Vice President.

         Each Vice President shall have such powers and duties as may be delegated to him or her by the Board of Directors. One (1) Vice President shall be designated by the Board of Directors to perform the duties and exercise the powers of the President in the event of the President's absence or disability.

         Section 4. Treasurer.

         The Treasurer shall have the responsibility for maintaining the financial records of the Corporation. He or she shall make such disbursements of the funds of the Corporation as are authorized and shall render from time to time an account of all such transactions and of the financial condition of the Corporation. The Treasurer shall also perform such other duties as the Board of Directors may from time to time prescribe.

         Section 5. Secretary.

         The Secretary shall issue all authorized notices for, and shall keep minutes of, all meetings of the stockholders and the Board of Directors. He or she shall have charge of the corporate books and shall perform such other duties as the Board of Directors may from time to time prescribe.

         Section 6. Delegation of Authority.

         The Board of Directors may from time to time delegate the powers or duties of any officer to any other officers or agents, notwithstanding any provision hereof.

         Section 7. Removal.

         Any officer of the Corporation may be removed at any time, with or without cause, by the Board of Directors.

         Section 8. Action with Respect to Securities of Other Corporations.

         Unless otherwise directed by the Board of Directors, the President or any officer of the Corporation authorized by the President shall have power to vote and otherwise act on behalf of the Corporation, in person or by proxy, at any meeting of stockholders of or with respect to any action of stockholders of any other corporation in which this Corporation may hold securities and otherwise to exercise any and all rights and powers which this Corporation may possess by reason of its ownership of securities in such other corporation.

                                ARTICLE V - STOCK

         Section 1. Certificates of Stock.

         Each stockholder shall be entitled to a certificate signed by, or in the name of the Corporation by, the President or a Vice President, and by the Secretary or an Assistant Secretary, or the Treasurer or an Assistant Treasurer, certifying the number of shares owned by him or her. Any or all of the signatures on the certificate may be by facsimile.

         Section 2. Transfers of Stock.

         Transfers of stock shall be made only upon the transfer books of the Corporation kept at an office of the Corporation or by transfer agents designated to transfer shares of the stock of the Corporation. Except where a certificate is issued in accordance with Section 4 of Article V of these By-laws, an outstanding certificate for the number of shares involved shall be surrendered for cancellation before a new certificate is issued therefor.

         Section 3. Record Date.

         In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders, or to receive payment of any dividend or other distribution or allotment of any rights or to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date on which the resolution fixing the record date is adopted and which record date shall not be more than sixty (60) nor less than ten (10) days before the date of any meeting of stockholders, nor more than sixty (60) days prior to the time for such other action as hereinbefore described; provided, however, that if no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held, and, for determining stockholders entitled to receive payment of any dividend or other distribution or allotment of rights or to exercise any rights of change, conversion or exchange of stock or for any other purpose, the record date shall be at the close of business on the day on which the Board of Directors adopts a resolution relating thereto.

         A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

         In order that the Corporation may determine the stockholders entitled to consent to corporate action in writing without a meeting, the Board of Directors may fix a record date, which shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall be not more than ten (10) days after the date upon which the resolution fixing the record date is adopted. If no record date has been fixed by the Board of Directors and no prior action by the Board of Directors is required by the Delaware General Corporation Law, the record date shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Corporation in the manner prescribed by
Article I, Section 9 hereof. If no record date has been fixed by the Board of Directors and prior action by the Board of Directors is required by the Delaware General Corporation Law with respect to the proposed action by written consent of the stockholders, the record date for determining stockholders entitled to consent to corporate action in writing shall be at the close of business on the day on which the Board of Directors adopts the resolution taking such prior action.

         Section 4. Lost, Stolen or Destroyed Certificates.

         In the event of the loss, theft or destruction of any certificate of stock, another may be issued in its place pursuant to such regulations as the Board of Directors may establish concerning proof of such loss, theft or destruction and concerning the giving of a satisfactory bond or bonds of indemnity.

         Section 5. Regulations.

         The issue, transfer, conversion and registration of certificates of stock shall be governed by such other regulations as the Board of Directors may establish.

                              ARTICLE VI - NOTICES

         Section 1. Notices.

         If mailed, notice to stockholders shall be deemed given when deposited in the mail, postage prepaid, directed to the stockholder at such stockholder's address as it appears on the records of the Corporation. Without limiting the manner by which notice otherwise may be given effectively to stockholders, any notice to stockholders may be given by electronic transmission in the manner provided in Section 232 of the Delaware General Corporation Law.

         Section 2. Waivers.

         A written waiver of any notice, signed by a stockholder or director, or waiver by electronic transmission by such person, whether given before or after the time of the event for which notice is to be given, shall be deemed equivalent to the notice required to be given to such person. Neither the business nor the purpose of any meeting need be specified in such a waiver.

                           ARTICLE VII - MISCELLANEOUS

         Section 1. Facsimile Signatures.

         In addition to the provisions for use of facsimile signatures elsewhere specifically authorized in these By-laws, facsimile signatures of any officer or officers of the Corporation may be used whenever and as authorized by the Board of Directors or a committee thereof.

         Section 2. Corporate Seal.

         The Board of Directors may provide a suitable seal, containing the name of the Corporation, which seal shall be in the charge of the Secretary. If and when so directed by the Board of Directors or a committee thereof, duplicates of the seal may be kept and used by the Treasurer or by an Assistant Secretary or Assistant Treasurer.

         Section 3. Reliance upon Books, Reports and Records.

         Each director, each member of any committee designated by the Board of Directors, and each officer of the Corporation shall, in the performance of his or her duties, be fully protected in relying in good faith upon the books of account or other records of the Corporation and upon such information, opinions, reports or statements presented to the Corporation by any of its officers or employees, or committees of the Board of Directors so designated, or by any other person as to matters which such director or committee member reasonably believes are within such other person's professional or expert competence and who has been selected with reasonable care by or on behalf of the Corporation.

         Section 4. Fiscal Year.

         The fiscal year of the Corporation shall be as fixed by the Board of Directors.

         Section 5. Time Periods.

         In applying any provision of these By-laws which requires that an act be done or not be done a specified number of days prior to an event or that an act be done during a period of a specified number of days prior to an event, calendar days shall be used, the day of the doing of the act shall be excluded, and the day of the event shall be included.

            ARTICLE VIII - INDEMNIFICATION OF DIRECTORS AND OFFICERS

         Section 1. Right to Indemnification.

         Each person who was or is made a party or is threatened to be made a party to or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a "proceeding"), by reason of the fact that he or she is or was a director or an officer of the Corporation or is or was serving at the request of the Corporation as a director, officer, or trustee of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan (hereinafter an "indemnitee"), whether the basis of such proceeding is alleged action in an official capacity as a director, officer or trustee or in any other capacity while serving as a director, officer or trustee, shall be indemnified and held harmless by the Corporation to the fullest extent authorized by the Delaware General Corporation Law, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than such law permitted the Corporation to provide prior to such amendment), against all expense, liability and loss (including attorneys' fees, judgments, fines, ERISA excise taxes or penalties and amounts paid in settlement) reasonably incurred or suffered by such indemnitee in connection therewith; provided, however, that, except as provided in Section 3 of this ARTICLE VIII with respect to proceedings to enforce rights to indemnification, the Corporation shall indemnify any such indemnitee in connection with a proceeding (or part thereof) initiated by such indemnitee only if such proceeding (or part thereof) was authorized by the Board of Directors of the Corporation.

         Section 2. Right to Advancement of Expenses.

         In addition to the right to indemnification conferred in Section 1 of this ARTICLE VIII an indemnitee shall also have the right to be paid by the Corporation the expenses (including attorney's fees) incurred in defending any such proceeding in advance of its final disposition (hereinafter an "advancement of expenses"); provided, however, that, if the Delaware General Corporation Law requires, an advancement of expenses incurred by an indemnitee in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such indemnitee, including, without limitation, service to an employee benefit plan) shall be made only upon delivery to the Corporation of an undertaking (hereinafter an "undertaking"), by or on behalf of such indemnitee, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal (hereinafter a "final adjudication") that such indemnitee is not entitled to be indemnified for such expenses under this Section 2 or otherwise.

         Section 3. Right of Indemnitee to Bring Suit.

         If a claim under Section 1 or 2 of this ARTICLE VIII is not paid in full by the Corporation within sixty (60) days after a written claim has been received by the Corporation, except in the case of a claim for an advancement of expenses, in which case the applicable period shall be twenty (20) days, the indemnitee may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim. If successful in whole or in part in any such suit, or in a suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the indemnitee shall be entitled to be paid also the expense of prosecuting or defending such suit. In
(i) any suit brought by the indemnitee to enforce a right to indemnification hereunder (but not in a suit brought by the indemnitee to enforce a right to an advancement of expenses) it shall be a defense that, and
(ii) in any suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the Corporation shall be entitled to recover such expenses upon a final adjudication that, the indemnitee has not met any applicable standard for indemnification set forth in the Delaware General Corporation Law. Neither the failure of the Corporation (including its directors who are not parties to such action, a committee of such directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such suit that indemnification of the indemnitee is proper in the circumstances because the indemnitee has met the applicable standard of conduct set forth in the Delaware General Corporation Law, nor an actual determination by the Corporation (including its directors who are not parties to such action, a committee of such directors, independent legal counsel, or its stockholders) that the indemnitee has not met such applicable standard of conduct, shall create a presumption that the indemnitee has not met the applicable standard of conduct or, in the case of such a suit brought by the indemnitee, be a defense to such suit. In any suit brought by the indemnitee to enforce a right to indemnification or to an advancement of expenses hereunder, or brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the burden of proving that the indemnitee is not entitled to be indemnified, or to such advancement of expenses, under this
ARTICLE VIII or otherwise shall be on the Corporation.

         Section 4. Non-Exclusivity of Rights.

         The rights to indemnification and to the advancement of expenses conferred in this ARTICLE VIII shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, the Corporation's Certificate of Incorporation, By-laws, agreement, vote of stockholders or disinterested directors or otherwise.

         Section 5. Insurance.

         The Corporation may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the Delaware General Corporation Law.

         Section 6. Indemnification of Employees and Agents of the Corporation.

         The Corporation may, to the extent authorized from time to time by the Board of Directors, grant rights to indemnification and to the advancement of expenses to any employee or agent of the Corporation to the fullest extent of the provisions of this Article with respect to the indemnification and advancement of expenses of directors and officers of the Corporation.

         Section 7. Nature of Rights.

         The rights conferred upon indemnitees in this ARTICLE VIII shall be contract rights and such rights shall continue as to an indemnitee who has ceased to be a director, officer or trustee and shall inure to the benefit of the indemnitee's heirs, executors and administrators. Any amendment, alteration or repeal of this ARTICLE VIII that adversely affects any right of an indemnitee or its successors shall be prospective only and shall not limit or eliminate any such right with respect to any proceeding involving any occurrence or alleged occurrence of any action or omission to act that took place prior to such amendment, alteration or repeal.

                             ARTICLE IX - AMENDMENTS

         These Bylaws may be amended or repealed by the Board of Directors at any meeting or by the stockholders at any meeting.

                                                                      Appendix F


                      APPRAISAL RIGHTS OF DISSENTING OWNERS

        (Sections 92A.300 through 92A.500 of the Nevada Revised Statutes)


      NRS 92A.300 Definitions. As used in NRS 92A.300 to 92A.500, inclusive, unless the context otherwise requires, the words and terms defined in NRS 92A.305 to 92A.335, inclusive, have the meanings ascribed to them in those sections.
      (Added to NRS by 1995, 2086)

      NRS 92A.305 "Beneficial stockholder" defined. "Beneficial stockholder" means a person who is a beneficial owner of shares held in a voting trust or by a nominee as the stockholder of record.
      (Added to NRS by 1995, 2087)

      NRS 92A.310 "Corporate action" defined. "Corporate action" means the action of a domestic corporation.
      (Added to NRS by 1995, 2087)

      NRS 92A.315 "Dissenter" defined. "Dissenter" means a stockholder who is entitled to dissent from a domestic corporation's action under NRS 92A.380 and who exercises that right when and in the manner required by NRS 92A.400 to 92A.480, inclusive.
      (Added to NRS by 1995, 2087; A 1999, 1631)

      NRS 92A.320 "Fair value" defined. "Fair value," with respect to a dissenter's shares, means the value of the shares immediately before the effectuation of the corporate action to which he objects, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable.
      (Added to NRS by 1995, 2087)

      NRS 92A.325 "Stockholder" defined. "Stockholder" means a stockholder of record or a beneficial stockholder of a domestic corporation.
      (Added to NRS by 1995, 2087)

      NRS 92A.330 "Stockholder of record" defined. "Stockholder of record" means the person in whose name shares are registered in the records of a domestic corporation or the beneficial owner of shares to the extent of the rights granted by a nominee's certificate on file with the domestic corporation.
      (Added to NRS by 1995, 2087)

      NRS 92A.335 "Subject corporation" defined. "Subject corporation" means the domestic corporation which is the issuer of the shares held by a dissenter before the corporate action creating the dissenter's rights becomes effective or the surviving or acquiring entity of that issuer after the corporate action becomes effective.
      (Added to NRS by 1995, 2087)

      NRS 92A.340 Computation of interest. Interest payable pursuant to NRS 92A.300 to 92A.500, inclusive, must be computed from the effective date of the action until the date of payment, at the average rate currently paid by the entity on its principal bank loans or, if it has no bank loans, at a rate that is fair and equitable under all of the circumstances.
      (Added to NRS by 1995, 2087)

      NRS 92A.350 Rights of dissenting partner of domestic limited partnership. A partnership agreement of a domestic limited partnership or, unless otherwise provided in the partnership agreement, an agreement of merger or exchange, may provide that contractual rights with respect to the partnership interest of a dissenting general or limited partner of a domestic limited partnership are available for any class or group of partnership interests in connection with any merger or exchange in which the domestic limited partnership is a constituent entity.
      (Added to NRS by 1995, 2088)

      NRS 92A.360 Rights of dissenting member of domestic limited-liability company. The articles of organization or operating agreement of a domestic limited-liability company or, unless otherwise provided in the articles of organization or operating agreement, an agreement of merger or exchange, may provide that contractual rights with respect to the interest of a dissenting member are available in connection with any merger or exchange in which the domestic limited-liability company is a constituent entity.
      (Added to NRS by 1995, 2088)

      NRS 92A.370 Rights of dissenting member of domestic nonprofit corporation.

      1. Except as otherwise provided in subsection 2, and unless otherwise provided in the articles or bylaws, any member of any constituent domestic nonprofit corporation who voted against the merger may, without prior notice, but within 30 days after the effective date of the merger, resign from membership and is thereby excused from all contractual obligations to the constituent or surviving corporations which did not occur before his resignation and is thereby entitled to those rights, if any, which would have existed if there had been no merger and the membership had been terminated or the member had been expelled.

      2. Unless otherwise provided in its articles of incorporation or bylaws, no member of a domestic nonprofit corporation, including, but not limited to, a cooperative corporation, which supplies services described in chapter 704 of NRS to its members only, and no person who is a member of a domestic nonprofit corporation as a condition of or by reason of the ownership of an interest in real property, may resign and dissent pursuant to subsection 1.
      (Added to NRS by 1995, 2088)

      NRS 92A.380 Right of stockholder to dissent from certain corporate actions and to obtain payment for shares.

      1. Except as otherwise provided in NRS 92A.370 and 92A.390, a stockholder is entitled to dissent from, and obtain payment of the fair value of his shares in the event of any of the following corporate actions:

      (a) Consummation of a plan of merger to which the domestic corporation is a constituent entity:

              (1) If approval by the stockholders is required for the merger by NRS 92A.120 to 92A.160, inclusive, or the articles of incorporation, regardless of whether the stockholder is entitled to vote on the plan of merger; or

              (2) If the domestic corporation is a subsidiary and is merged with its parent pursuant to NRS 92A.180.

      (b) Consummation of a plan of exchange to which the domestic corporation is a constituent entity as the corporation whose subject owner's interests will be acquired, if his shares are to be acquired in the plan of exchange.

      (c) Any corporate action taken pursuant to a vote of the stockholders to the event that the articles of incorporation, bylaws or a resolution of the board of directors provides that voting or nonvoting stockholders are entitled to dissent and obtain payment for their shares.

      2. A stockholder who is entitled to dissent and obtain payment pursuant to NRS 92A.300 to 92A.500, inclusive, may not challenge the corporate action creating his entitlement unless the action is unlawful or fraudulent with respect to him or the domestic corporation.
      (Added to NRS by 1995, 2087; A 2001, 1414, 3199)

      NRS 92A.390 Limitations on right of dissent: Stockholders of certain classes or series; action of stockholders not required for plan of merger.

      1. There is no right of dissent with respect to a plan of merger or exchange in favor of stockholders of any class or series which, at the record date fixed to determine the stockholders entitled to receive notice of and to vote at the meeting at which the plan of merger or exchange is to be acted on, were either listed on a national securities exchange, included in the national market system by the National Association of Securities Dealers, Inc., or held by at least 2,000 stockholders of record, unless:

      (a) The articles of incorporation of the corporation issuing the shares provide otherwise; or

      (b) The holders of the class or series are required under the plan of merger or exchange to accept for the shares anything except:

             (1) Cash, owner's interests or owner's interests and cash in lieu of fractional owner's interests of:

                   (I) The surviving or acquiring entity; or

                   (II) Any other entity which, at the effective date of the plan of merger or exchange, were either listed on a national securities exchange, included in the national market system by the National Association of Securities Dealers, Inc., or held of record by a least 2,000 holders of owner's interests of record; or

             (2) A combination of cash and owner's interests of the kind described in sub-subparagraphs (I) and (II) of subparagraph (1) of paragraph (b).

      2. There is no right of dissent for any holders of stock of the surviving domestic corporation if the plan of merger does not require action of the stockholders of the surviving domestic corporation under NRS 92A.130.
      (Added to NRS by 1995, 2088)

      NRS 92A.400 Limitations on right of dissent: Assertion as to portions only to shares registered to stockholder; assertion by beneficial stockholder.

      1. A stockholder of record may assert dissenter's rights as to fewer than all of the shares registered in his name only if he dissents with respect to all shares beneficially owned by any one person and notifies the subject corporation in writing of the name and address of each person on whose behalf he asserts dissenter's rights. The rights of a partial dissenter under this subsection are determined as if the shares as to which he dissents and his other shares were registered in the names of different stockholders.

      2. A beneficial stockholder may assert dissenter's rights as to shares held on his behalf only if:

      (a) He submits to the subject corporation the written consent of the stockholder of record to the dissent not later than the time the beneficial stockholder asserts dissenter's rights; and

      (b) He does so with respect to all shares of which he is the beneficial stockholder or over which he has power to direct the vote.
      (Added to NRS by 1995, 2089)

      NRS 92A.410 Notification of stockholders regarding right of dissent.

      1. If a proposed corporate action creating dissenters' rights is submitted to a vote at a stockholders' meeting, the notice of the meeting must state that stockholders are or may be entitled to assert dissenters' rights under NRS 92A.300 to 92A.500, inclusive, and be accompanied by a copy of those sections.

      2. If the corporate action creating dissenters' rights is taken by written consent of the stockholders or without a vote of the stockholders, the domestic corporation shall notify in writing all stockholders entitled to assert dissenters' rights that the action was taken and send them the dissenter's notice described in NRS 92A.430.
      (Added to NRS by 1995, 2089; A 1997, 730)

      NRS 92A.420 Prerequisites to demand for payment for shares.

      1. If a proposed corporate action creating dissenters' rights is submitted to a vote at a stockholders' meeting, a stockholder who wishes to assert dissenter's rights:

      (a) Must deliver to the subject corporation, before the vote is taken, written notice of his intent to demand payment for his shares if the proposed action is effectuated; and

      (b) Must not vote his shares in favor of the proposed action.

      2. A stockholder who does not satisfy the requirements of subsection 1 and NRS 92A.400 is not entitled to payment for his shares under this chapter.
      (Added to NRS by 1995, 2089; 1999, 1631)

      NRS 92A.430 Dissenter's notice: Delivery to stockholders entitled to assert rights; contents.

      1. If a proposed corporate action creating dissenters' rights is authorized at a stockholders' meeting, the subject corporation shall deliver a written dissenter's notice to all stockholders who satisfied the requirements to assert those rights.

      2. The dissenter's notice must be sent no later than 10 days after the effectuation of the corporate action, and must:

      (a) State where the demand for payment must be sent and where and when certificates, if any, for shares must be deposited;

      (b) Inform the holders of shares not represented by certificates to what extent the transfer of the shares will be restricted after the demand for payment is received;

      (c) Supply a form for demanding payment that includes the date of the first announcement to the news media or to the stockholders of the terms of the proposed action and requires that the person asserting dissenter's rights certify whether or not he acquired beneficial ownership of the shares before that date;

      (d) Set a date by which the subject corporation must receive the demand for payment, which may not be less than 30 nor more than 60 days after the date the notice is delivered; and

      (e) Be accompanied by a copy of NRS 92A.300 to 92A.500, inclusive. (Added to NRS by 1995, 2089)

      NRS 92A.440 Demand for payment and deposit of certificates; retention of rights of stockholder.

      1.  A stockholder to whom a dissenter's notice is sent must:

      (a) Demand payment;

      (b) Certify whether he acquired beneficial ownership of the shares before the date required to be set forth in the dissenter's notice for this certification; and

      (c) Deposit his certificates, if any, in accordance with the terms of the notice.

      2. The stockholder who demands payment and deposits his certificates, if any, before the proposed corporate action is taken retains all other rights of a stockholder until those rights are canceled or modified by the taking of the proposed corporate action.

      3. The stockholder who does not demand payment or deposit his certificates where required, each by the date set forth in the dissenter's notice, is not entitled to payment for his shares under this chapter.
      (Added to NRS by 1995, 2090; A 1997, 730)

      NRS 92A.450 Uncertificated shares: Authority to restrict transfer after demand for payment; retention of rights of stockholder.

      1. The subject corporation may restrict the transfer of shares not represented by a certificate from the date the demand for their payment is received.

      2. The person for whom dissenter's rights are asserted as to shares not represented by a certificate retains all other rights of a stockholder until those rights are canceled or modified by the taking of the proposed corporate action.
      (Added to NRS by 1995, 2090)

      NRS 92A.460 Payment for shares: General requirements.

      1. Except as otherwise provided in NRS 92A.470, within 30 days after receipt of a demand for payment, the subject corporation shall pay each dissenter who complied with NRS 92A.440 the amount the subject corporation estimates to be the fair value of his shares, plus accrued interest. The obligation of the subject corporation under this subsection may be enforced by the district court:

      (a) Of the county where the corporation's registered office is located; or

      (b) At the election of any dissenter residing or having its registered office in this state, of the county where the dissenter resides or has its registered office. The court shall dispose of the complaint promptly.

      2.  The payment must be accompanied by:

      (a) The subject corporation's balance sheet as of the end of a fiscal year ending not more than 16 months before the date of payment, a statement of income for that year, a statement of changes in the stockholders' equity for that year and the latest available interim financial statements, if any;

      (b) A statement of the subject corporation's estimate of the fair value of the shares;

      (c) An explanation of how the interest was calculated;

      (d) A statement of the dissenter's rights to demand payment under NRS 92A.480; and

      (e) A copy of NRS 92A.300 to 92A.500, inclusive.
      (Added to NRS by 1995, 2090)

      NRS 92A.470 Payment for shares: Shares acquired on or after date of dissenter's notice.

      1. A subject corporation may elect to withhold payment from a dissenter unless he was the beneficial owner of the shares before the date set forth in the dissenter's notice as the date of the first announcement to the news media or to the stockholders of the terms of the proposed action.

      2. To the extent the subject corporation elects to withhold payment, after taking the proposed action, it shall estimate the fair value of the shares, plus accrued interest, and shall offer to pay this amount to each dissenter who agrees to accept it in full satisfaction of his demand. The subject corporation shall send with its offer a statement of its estimate of the fair value of the shares, an explanation of how the interest was calculated, and a statement of the dissenters' right to demand payment pursuant to NRS 92A.480.
      (Added to NRS by 1995, 2091)

      NRS 92A.480 Dissenter's estimate of fair value: Notification of subject corporation; demand for payment of estimate.

      1. A dissenter may notify the subject corporation in writing of his own estimate of the fair value of his shares and the amount of interest due, and demand payment of his estimate, less any payment pursuant to NRS 92A.460, or reject the offer pursuant to NRS 92A.470 and demand payment of the fair value of his shares and interest due, if he believes that the amount paid pursuant to NRS 92A.460 or offered pursuant to NRS 92A.470 is less than the fair value of his shares or that the interest due is incorrectly calculated.

      2. A dissenter waives his right to demand payment pursuant to this section unless he notifies the subject corporation of his demand in writing within 30 days after the subject corporation made or offered payment for his shares.
      (Added to NRS by 1995, 2091)

      NRS 92A.490 Legal proceeding to determine fair value: Duties of subject corporation; powers of court; rights of dissenter.

      1. If a demand for payment remains unsettled, the subject corporation shall commence a proceeding within 60 days after receiving the demand and petition the court to determine the fair value of the shares and accrued interest. If the subject corporation does not commence the proceeding within the 60-day period, it shall pay each dissenter whose demand remains unsettled the amount demanded.

      2. A subject corporation shall commence the proceeding in the district court of the county where its registered office is located. If the subject corporation is a foreign entity without a resident agent in the state, it shall commence the proceeding in the county where the registered office of the domestic corporation merged with or whose shares were acquired by the foreign entity was located.

      3. The subject corporation shall make all dissenters, whether or not residents of Nevada, whose demands remain unsettled, parties to the proceeding as in an action against their shares. All parties must be served with a copy of the petition. Nonresidents may be served by registered or certified mail or by publication as provided by law.

      4. The jurisdiction of the court in which the proceeding is commenced under subsection 2 is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers have the powers described in the order appointing them, or any amendment thereto. The dissenters are entitled to the same discovery rights as parties in other civil proceedings.

      5. Each dissenter who is made a party to the proceeding is entitled to a judgment:

      (a) For the amount, if any, by which the court finds the fair value of his shares, plus interest, exceeds the amount paid by the subject corporation; or

      (b) For the fair value, plus accrued interest, of his after-acquired shares for which the subject corporation elected to withhold payment pursuant to NRS 92A.470.
      (Added to NRS by 1995, 2091)

      NRS 92A.500 Legal proceeding to determine fair value: Assessment of costs and fees.

      1. The court in a proceeding to determine fair value shall determine all of the costs of the proceeding, including the reasonable compensation and expenses of any appraisers appointed by the court. The court shall assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously or not in good faith in demanding payment.

      2. The court may also assess the fees and expenses of the counsel and experts for the respective parties, in amounts the court finds equitable:

      (a) Against the subject corporation and in favor of all dissenters if the court finds the subject corporation did not substantially comply with the requirements of NRS 92A.300 to 92A.500, inclusive; or

      (b) Against either the subject corporation or a dissenter in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously or not in good faith with respect to the rights provided by NRS 92A.300 to 92A.500, inclusive.

      3. If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the subject corporation, the court may award to those counsel reasonable fees to be paid out of the amounts awarded to the dissenters who were benefited.

      4. In a proceeding commenced pursuant to NRS 92A.460, the court may assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters who are parties to the proceeding, in amounts the court finds equitable, to the extent the court finds that such parties did not act in good faith in instituting the proceeding.

      5. This section does not preclude any party in a proceeding commenced pursuant to NRS 92A.460 or 92A.490 from applying the provisions of N.R.C.P. 68 or NRS 17.115.
      (Added to NRS by 1995, 2092)

                                                                      Appendix G


                                 eUniverse, Inc.
                        2002 EMPLOYEE STOCK PURCHASE PLAN
                       (effective as of October 23, 2002)

                                   SECTION 1
                                     PURPOSE

         eUniverse, Inc. hereby establishes the eUniverse, Inc. 2002 Employee Stock Purchase Plan, effective as of the first Enrollment Date, in order to provide eligible employees of the Company and its participating Subsidiaries with the opportunity to purchase Common Stock through payroll deductions. The Plan is intended to qualify as an employee stock purchase plan under Section 423(b) of the Code.

                                   SECTION 2
                                   DEFINITIONS

         2.1 "1934 Act" means the Securities Exchange Act of 1934, as amended. Reference to a specific Section of the 1934 Act or regulation thereunder shall include such Section or regulation, any valid regulation promulgated under such Section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such Section or regulation.

         2.2 "Board" means the Board of Directors of the Company.

         2.3 "Code" means the Internal Revenue Code of 1986, as amended. Reference to a specific Section of the Code or regulation thereunder shall include such Section or regulation, any valid regulation promulgated under such Section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such Section or regulation.

         2.4 "Committee" shall mean the committee appointed by the Board to administer the Plan. Any member of the Committee may resign at any time by notice in writing mailed or delivered to the Secretary of the Company. As of the effective date of the Plan, the Plan shall be administered by the Compensation Committee of the Board.

         2.5 "Common Stock" means the common stock of the Company.

         2.6 "Company" means eUniverse, Inc., a Delaware corporation.

         2.7 "Compensation" means a Participant's regular wages. The Committee, in its discretion, may (on a uniform and nondiscriminatory basis) establish a different definition of Compensation prior to an Enrollment Date for all options to be granted on such Enrollment Date.

         2.8 "Eligible Employee" means every Employee of an Employer, except (a) any Employee who immediately after the grant of an option under the Plan, would own stock and/or hold outstanding options to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any Subsidiary of the Company (including stock attributed to such Employee pursuant to Section 424(d) of the Code), or (b) as provided in the following sentence. The Committee, in its discretion, from time to time may, prior to an Enrollment Date for all options to be granted on such Enrollment Date, determine (on a uniform and nondiscriminatory basis) that an Employee shall not be an Eligible Employee if he or she: (1) has not completed at least two years of service since his or her last hire date (or such lesser period of time as may be determined by the Committee in its discretion), (2) customarily works not more than 20 hours per week (or such lesser period of time as may be determined by the Committee in its discretion), (3) customarily works not more than 5 months per calendar year (or such lesser period of time as may be determined by the Committee in its discretion), or (4) is a highly compensated employee within the meaning of
Section 414(q) of the Code.

         2.9 "Employee" means an individual who is a common-law employee of any Employer, whether such employee is so employed at the time the Plan is adopted or becomes so employed subsequent to the adoption of the Plan.

         2.10 "Employer" or "Employers" means any one or all of the Company, and those Subsidiaries which, with the consent of the Board, have adopted the Plan.

         2.11 "Enrollment Date" means such dates as may be determined by the Committee (in its discretion and on a uniform and nondiscriminatory basis) from time to time.

         2.12 "Grant Date" means any date on which a Participant is granted an option under the Plan.

         2.13 "Participant" means an Eligible Employee who (a) has become a Participant in the Plan pursuant to Section 4.1 and (b) has not ceased to be a Participant pursuant to Section 8 or Section 9.

         2.14 "Plan" means the eUniverse, Inc. 2002 Employee Stock Purchase Plan, as set forth in this instrument and as hereafter amended from time to time.

         2.15 "Purchase Date" means such dates as may be determined by the Committee (in its discretion and on a uniform and nondiscriminatory basis) from time to time prior to an Enrollment Date for all options to be granted on such Enrollment Date.

         2.16 "Subsidiary" means any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

                                   SECTION 3
                           SHARES SUBJECT TO THE PLAN

         3.1 Number Available. A maximum of 250,000 shares of Common Stock shall initially be available for issuance pursuant to the Plan. Subsequently, the number of shares of Common Stock available for issuance pursuant to the Plan shall be increased as of the first day of each fiscal year of the Company by a number of shares that is the least of (a) 100,000 shares, (b) 1.0% of the total outstanding shares of the Company as of the last day of the prior fiscal year (rounded to the nearest whole share and calculated on a fully diluted basis), and (c) such lesser number as the Board may determine. If any option granted under the Plan shall for any reason terminate without having been exercised, the shares not purchased under such option shall again become available for issuance under the Plan. Shares sold under the Plan may be newly issued shares or treasury shares.

         3.2 Adjustments. In the event of any reorganization, recapitalization, stock split, reverse stock split, stock dividend, combination of shares, merger, consolidation, offering of rights or other similar change in the capital structure of the Company, the Board may make such adjustment, if any, as it deems appropriate in the number, kind and purchase price of the shares available for purchase under the Plan and in the maximum number of shares subject to any option under the Plan.

                                   SECTION 4
                                   ENROLLMENT

         4.1 Participation. Each Eligible Employee may elect to become a Participant by enrolling or re-enrolling in the Plan effective as of any Enrollment Date. In order to enroll, an Eligible Employee must complete, sign and submit to the Company an enrollment form in such form, manner and by such deadline as may be specified by the Committee from time to time (in its discretion and on a nondiscriminatory basis). Any Participant whose option expires and who has not withdrawn from the Plan automatically will be re-enrolled in the Plan on the Enrollment Date immediately following the Purchase Date on which his or her option expires. Any Participant whose option has not expired and who has not withdrawn from the Plan automatically will be deemed to be un-enrolled from the Participant's current option and be enrolled as of a subsequent Enrollment Date if the option granted on such subsequent Enrollment Date is to purchase a greater number of Shares than under the Participant's current option.

         4.2 Payroll Withholding. On his or her enrollment form, each Participant must elect to make Plan contributions via payroll withholding from his or her Compensation. Pursuant to such procedures as the Committee may specify from time to time, a Participant may elect to have withholding equal to a whole percentage from 1% to 15% (or such lesser percentage that the Committee may establish from time to time for all options to be granted on any Enrollment
Date). All amounts withheld shall be after-tax dollars, which shall be credited to a bookkeeping account for such Participant and shall be deposited with the general funds of the Company. A Participant may elect to increase or decrease his or her rate of payroll withholding by submitting a new enrollment form in accordance with such procedures as may be established by the Committee from time to time. A Participant may stop his or her payroll withholding by submitting a new enrollment form in accordance with such procedures as may be established by the Committee from time to time. In order to be effective as of a specific date, an enrollment form must be received by the Company no later than the deadline specified by the Committee, in its discretion and on a nondiscriminatory basis, from time to time. Any Participant who is automatically re-enrolled in the Plan will be deemed to have elected to continue his or her contributions at the percentage last elected by the Participant. Any amounts credited to a Participant's account at the end of an option period shall be carried over to a subsequent option period. Any amounts withheld pursuant to a Participant's election shall continue to be held by the Company until applied to the purchase of Shares or until the Participant's withdrawal pursuant to Section 7 of the Plan or cessation of Participation pursuant to Section 8 of the Plan.

                                   SECTION 5
                        OPTIONS TO PURCHASE COMMON STOCK

         5.1 Grant of Option. On each Enrollment Date on which the Participant enrolls or re-enrolls in the Plan, he or she shall be granted an option to purchase shares of Common Stock. Such options shall be in the form and contain such terms and conditions as the Committee shall deem appropriate in accordance with the Plan, and shall comply with the requirement of Section 423(b)(5) of the Code that all Employees granted options under the Plan shall have the same rights and privileges. As required by Section 423(b)(8) of the Code, no Participant shall be granted an option which permits his or her rights to purchase stock under the Plan and all similar plans of the Company and any Subsidiary to accrue at a rate which exceeds $25,000 of fair market value of such stock (determined at the time such option is granted) for each calendar year in which the option is outstanding at any time.

         5.2 Duration of Option. Each option granted under the Plan shall expire on the earliest to occur of (a) the completion of the purchase of shares on the last Purchase Date occurring within 27 months of the Grant Date of such option,
(b) such shorter option period as may be established by the Committee from time to time prior to an Enrollment Date for all options to be granted on such Enrollment Date, or (c) the date on which the Participant ceases to be such for any reason.

         5.3 Number of Shares Subject to Option. The number of shares available for purchase by each Participant under the option will be established by the Committee from time to time prior to an Enrollment Date for all options to be granted on such Enrollment Date.

         5.4 Other Terms and Conditions. Each option shall be subject to the following additional terms and conditions:

         (a) payment for shares purchased under the option shall be made only through payroll withholding under Section 4.2;

         (b) purchase of shares upon exercise of the option will be accomplished only in accordance with Section 6.1;

         (c) the price per share under the option will be determined as provided in Section 6.1; and

         (d) the option in all respects shall be subject to such other terms and conditions (applied on a uniform and nondiscriminatory basis), as the Committee shall determine from time to time in its discretion.

                                   SECTION 6
                               PURCHASE OF SHARES

         6.1 Exercise of Option. Subject to Section 6.2, on each Purchase Date, the funds then credited to each Participant's account shall be used to purchase whole shares of Common Stock. Any cash remaining after whole shares of Common Stock have been purchased shall be carried forward in the Participant's account for the purchase of shares on the next Purchase Date. The price per Share of the Shares purchased under any option granted under the Plan shall be eighty-five percent (85%) of the closing price per Share on the Purchase Date on the Nasdaq SmallCap or National Market System, or other exchange on which the Shares are then listed.

         6.2 Delivery of Shares. As directed by the Committee in its sole discretion, shares purchased on any Purchase Date shall be delivered directly to the Participant or to a custodian or broker (if any) designated by the Committee to hold shares for the benefit of the Participants. As determined by the Committee from time to time, such shares shall be delivered as physical certificates or by means of a book entry system.

         6.3 Exhaustion of Shares. If at any time the shares available under the Plan are over-enrolled, enrollments shall be reduced proportionately to eliminate the over-enrollment. Such reduction method shall be "bottom up", with the result that all option exercises for one share shall be satisfied first, followed by all exercises for two shares, and so on, until all available shares have been exhausted. Any funds that, due to over-enrollment, cannot be applied to the purchase of whole shares shall be refunded to the Participants (without interest thereon).

                                   SECTION 7
                                   WITHDRAWAL

         7.1 Withdrawal. A Participant may withdraw from the Plan by submitting a completed enrollment form to the Company. A withdrawal will be effective only if it is received by the Company by the deadline specified by the Committee (in its discretion and on a uniform and nondiscriminatory basis) from time to time. When a withdrawal becomes effective, the Participant's payroll contributions shall cease and all amounts then credited to the Participant's account shall be distributed to him or her (without interest thereon).

                                   SECTION 8
                           CESSATION OF PARTICIPATION

         8.1 Termination of Status as Eligible Employee. A Participant shall cease to be a Participant immediately upon the cessation of his or her status as an Eligible Employee (for example, because of his or her termination of employment from all Employers for any reason). As soon as practicable after such cessation, the Participant's payroll contributions shall cease and all amounts then credited to the Participant's account shall be distributed to him or her (without interest thereon). If a Participant is on a Company-approved leave of absence, his or her participation in the Plan shall continue for so long as he or she remains an Eligible Employee and has not withdrawn from the Plan pursuant to Section 7.1.

                                   SECTION 9
                           DESIGNATION OF BENEFICIARY

         9.1 Designation. Each Participant may, pursuant to such uniform and nondiscriminatory procedures as the Committee may specify from time to time, designate one or more Beneficiaries to receive any amounts credited to the Participant's account at the time of his or her death. Notwithstanding any contrary provision of this Section 9, Sections 9.1 and 9.2 shall be operative only after (and for so long as) the Committee determines (on a uniform and nondiscriminatory basis) to permit the designation of Beneficiaries.

         9.2 Changes. A Participant may designate different Beneficiaries (or may revoke a prior Beneficiary designation) at any time by delivering a new designation (or revocation of a prior designation) in like manner. Any designation or revocation shall be effective only if it is received by the Committee. However, when so received, the designation or revocation shall be effective as of the date the designation or revocation is executed (whether or not the Participant still is living), but without prejudice to the Committee on account of any payment made before the change is recorded. The last effective designation received by the Committee shall supersede all prior designations.

         9.3 Failed Designations. If a Participant dies without having effectively designated a Beneficiary, or if no Beneficiary survives the Participant, the Participant's Account shall be payable to his or her estate.

                                   SECTION 10
                                 ADMINISTRATION

         10.1 Plan Administrator. The Plan shall be administered by the Committee. The Committee shall have the authority to control and manage the operation and administration of the Plan.

         10.2 Actions by Committee. Each decision of a majority of the members of the Committee then in office shall constitute the final and binding act of the Committee. The Committee may act with or without a meeting being called or held and shall keep minutes of all meetings held and a record of all actions taken by written consent.

         10.3 Powers of Committee. The Committee shall have all powers and discretion necessary or appropriate to supervise the administration of the Plan and to control its operation in accordance with its terms, including, but not by way of limitation, the following discretionary powers:

         (a) To interpret and determine the meaning and validity of the provisions of the Plan and the options and to determine any question arising under, or in connection with, the administration, operation or validity of the Plan or the options;

         (b) To determine any and all considerations affecting the eligibility of any employee to become a Participant or to remain a Participant in the Plan;

         (c) To cause an account or accounts to be maintained for each Participant;

         (d) To determine the time or times when, and the number of shares for which, options shall be granted;

         (e) To establish and revise an accounting method or formula for the Plan;

         (f) To designate a custodian or broker to receive shares purchased under the Plan and to determine the manner and form in which shares are to be delivered to the designated custodian or broker;

         (g) To determine the status and rights of Participants and their Beneficiaries or estates;

         (h) To employ such brokers, counsel, agents and advisers, and to obtain such broker, legal, clerical and other services, as it may deem necessary or appropriate in carrying out the provisions of the Plan;

         (i) To establish, from time to time, rules for the performance of its powers and duties and for the administration of the Plan;

         (j) To adopt such procedures and subplans as are necessary or appropriate to permit participation in the Plan by employees who are foreign nationals or employed outside of the United States;

         (k) To delegate to any one or more of its members or to any other person, severally or jointly, the authority to perform for and on behalf of the Committee one or more of the functions of the Committee under the Plan.

         10.4 Decisions of Committee. All actions, interpretations, and decisions of the Committee shall be conclusive and binding on all persons, and shall be given the maximum possible deference allowed by law.

         10.5 Administrative Expenses. All expenses incurred in the administration of the Plan by the Committee, or otherwise, including legal fees and expenses, shall be paid and borne by the Employers, except any stamp duties or transfer taxes applicable to the purchase of shares may be charged to the account of each Participant. Any brokerage fees for the purchase of shares by a Participant shall be paid by the Company, but fees and taxes (including brokerage fees) for the transfer, sale or resale of shares by a Participant, or the issuance of physical share certificates, shall be borne solely by the Participant.

         10.6 Eligibility to Participate. No member of the Committee who is also an employee of an Employer shall be excluded from participating in the Plan if otherwise eligible, but he or she shall not be entitled, as a member of the Committee, to act or pass upon any matters pertaining specifically to his or her own account under the Plan.

         10.7 Indemnification. Each of the Employers shall, and hereby does, indemnify and hold harmless the members of the Committee and the Board, from and against any and all losses, claims, damages or liabilities (including attorneys' fees and amounts paid, with the approval of the Board, in settlement of any claim) arising out of or resulting from the implementation of a duty, act or decision with respect to the Plan, so long as such duty, act or decision does not involve gross negligence or willful misconduct on the part of any such individual.

                                   SECTION 11
                      AMENDMENT, TERMINATION, AND DURATION

         11.1 Amendment, Suspension, or Termination. The Board, in its sole discretion, may amend or terminate the Plan, or any part thereof, at any time and for any reason. If the Plan is terminated, the Board, in its discretion, may elect to terminate all outstanding options either immediately or upon completion of the purchase of shares on the next Purchase Date, or may elect to permit options to expire in accordance with their terms (and participation to continue through such expiration dates). If the options are terminated prior to expiration, all amounts then credited to Participants' accounts which have not been used to purchase shares shall be returned to the Participants (without interest thereon) as soon as administratively practicable.

         11.2 Duration of the Plan. The Plan shall commence on the date specified herein, and subject to Section 11.1 (regarding the Board's right to amend or terminate the Plan), shall terminate on the date ten (10) years from such date.

                                   SECTION 12
                               GENERAL PROVISIONS

         12.1 Participation by Subsidiaries. One or more Subsidiaries of the Company may become participating Employers by adopting the Plan and obtaining approval for such adoption from the Board. By adopting the Plan, a Subsidiary shall be deemed to agree to all of its terms, including (but not limited to) the provisions granting exclusive authority (a) to the Board to amend the Plan, and
(b) to the Committee to administer and interpret the Plan. An Employer may terminate its participation in the Plan at any time. The liabilities incurred under the Plan to the Participants employed by each Employer shall be solely the liabilities of that Employer, and no other Employer shall be liable for benefits accrued by a Participant during any period when he or she was not employed by such Employer.

         12.2 Inalienability. In no event may either a Participant, a former Participant or his or her Beneficiary, spouse or estate sell, transfer, anticipate, assign, hypothecate, or otherwise dispose of any right or interest under the Plan; and such rights and interests shall not at any time be subject to the claims of creditors nor be liable to attachment, execution or other legal process. Accordingly, for example, a Participant's interest in the Plan is not transferable pursuant to a domestic relations order.

         12.3 Severability. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

         12.4 Requirements of Law. The granting of options and the issuance of shares shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or securities exchanges as the Committee may determine are necessary or appropriate.

         12.5 Compliance with Rule 16b-3. Any transactions under this Plan with respect to officers (as defined in Rule 16a-1 promulgated under the 1934 Act) are intended to comply with all applicable conditions of Rule 16b-3. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee. Notwithstanding any contrary provision of the Plan, if the Committee specifically determines that compliance with Rule 16b-3 no longer is required, all references in the Plan to Rule 16b-3 shall be null and void.

         12.6 No Enlargement of Employment Rights. Neither the establishment or maintenance of the Plan, the granting of options, the purchase of shares, nor any action of any Employer or the Committee, shall be held or construed to confer upon any individual any right to be continued as an employee of the Employer nor, upon dismissal, any right or interest in any specific assets of the Employers other than as provided in the Plan. Each Employer expressly reserves the right to discharge any employee at any time, with or without cause.

         12.7 Apportionment of Costs and Duties. All acts required of the Employers under the Plan may be performed by the Company for itself and its Subsidiaries, and the costs of the Plan may be equitably apportioned by the Committee among the Company and the other Employers. Whenever an Employer is permitted or required under the terms of the Plan to do or perform any act, matter or thing, it shall be done and performed by any officer or employee of the Employers who is thereunto duly authorized by the Employers.

         12.8 Construction and Applicable Law. The Plan is intended to qualify as an "employee stock purchase plan" within the meaning of Section 423(b) of the Code. Any provision of the Plan which is inconsistent with Section 423(b) of the Code shall, without further act or amendment by the Company or the Committee, be reformed to comply with the requirements of Section 423(b). The provisions of the Plan shall be construed, administered and enforced in accordance with such Section and with the laws of the State of California (excluding California's conflict of laws provisions).

         12.9 Captions. The captions contained in and the table of contents prefixed to the Plan are inserted only as a matter of convenience, and in no way define, limit, enlarge or describe the scope or intent of the Plan nor in any way shall affect the construction of any provision of the Plan.

                                    EXECUTION

         IN WITNESS WHEREOF, eUniverse, Inc., by its duly authorized officer, has executed this Plan on the date indicated below.


                                                 eUniverse, Inc.



Dated:               , 2002                      By:
      ---------------                                --------------------------
                                                     Title:

                                   Appendix 1

                                 eUNIVERSE, INC.
                                      PROXY
                          ANNUAL STOCKHOLDERS' MEETING
                                OCTOBER 23, 2002

         The undersigned stockholder of eUniverse, Inc. ("eUniverse") does hereby constitute and appoint Brad D. Greenspan, Chairman of the Board of Directors, and Christopher S. Lipp, Secretary, Executive Vice President and General Counsel, as his or her proxy, with full power of substitution, to attend the Annual Meeting of the Stockholders of eUniverse to be held at 10:00 a.m. on Wednesday, October 23, 2002, at 6060 Center Drive, Suite 300, Los Angeles, California 90045, or any continuation or adjournment thereof, with full power to vote and act for the undersigned, in his or her name, and to vote all stock of eUniverse held by him or her, to the same extent and with the same effect as the undersigned, in the manner specified below. The undersigned hereby revokes any other proxy previously given by him or her.


1. ELECTION OF DIRECTORS: [ ] FOR all nominees listed below (except as specified to the contrary below).

                          [ ] AGAINST all nominees listed below.

   Brad D. Greenspan, Brett C. Brewer, Daniel L. Mosher and Jeffrey Lapin.

   To withhold authority to vote for any individual nominee, write that nominee's name here:

   -----------------------------------------------.


2. APPROVAL OF THE AGREEMENT AND PLAN OF MERGER, EFFECTIVELY CHANGING THE COMPANY'S STATE OF INCORPORATION FROM NEVADA TO DELAWARE.

         [ ] FOR         [ ] AGAINST         [ ] ABSTAIN


3. APPROVAL OF THE eUNIVERSE 2002 EMPLOYEE STOCK PURCHASE PLAN.

         [ ] FOR         [ ] AGAINST         [ ] ABSTAIN


4. RATIFICATION OF APPOINTMENT OF MERDINGER, FRUCHTER, CORDO & ROSEN, P.C.

         [ ] FOR         [ ] AGAINST         [ ] ABSTAIN


5. In their discretion on any other matter that may properly come before the meeting or any adjournment or adjournments hereof.

                  Date: _________________, 2002.


                  ---------------------------------------------

                  ---------------------------------------------

                  ---------------------------------------------


                  Please date and sign above exactly as name appears at the left, indicating, where appropriate, official capacity. If stock is held in joint tenancy, each joint owner must sign.


As space is limited at the proposed location of the meeting, please indicate whether you plan on attending the meeting. If necessary, the location will be changed to a different location within the Los Angeles, California area, to be announced.

      [ ] YES, I PLAN ON ATTENDING      [ ] NO, I DO NOT PLAN ON ATTENDING


THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR EACH PROPOSAL. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.